UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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HEWLETT PACKARD ENTERPRISE COMPANY
(Name of Registrant as Specified In Its Charter)

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2017 PROXY STATEMENT

Patricia F. Russo Chair of the Board	Hewlett Packard Enterprise Company 3000 Hanover Street Palo Alto, CA 94304 www.hpe.com

To our fellow Stockholders:

We are pleased and excited to invite you to attend the second annual meeting of stockholders of Hewlett Packard Enterprise Company on Wednesday, March 22, 2017 at 9:00 a.m., Pacific Time. The annual meeting is a time for us to reflect on our first year of business and share our business strategy. We have much to be proud of including our business performance, our best-in-class governance profile, and our transformative portfolio alignment. We also have much work to do, as we head into our second year with a vision, strategy, and leadership team fully focused on accelerating next.

This year's annual meeting will again be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the annual meeting of stockholders online and submit your questions during the meeting by visiting HPE.onlineshareholdermeeting.com. You also will be able to vote your shares electronically at the annual meeting (other than shares held through our 401(k) Plan, which must be voted prior to the meeting). Hosting a virtual meeting will facilitate stockholder attendance and participation by enabling our stockholders to participate fully from any location around the world. In addition, the online format will allow us to communicate with you in advance of the meeting by visiting www.proxyvote.com for beneficial owners and proxyvote.com/hpe for registered stockholders. Details regarding how to attend the meeting online and the business to be conducted at the annual meeting are more fully described in the accompanying Notice of Annual Meeting and Proxy Statement.

We are pleased to provide access to our proxy materials over the Internet under the U.S. Securities and Exchange Commission's "notice and access" rules. As a result, we are mailing to many of our stockholders a notice of Internet availability instead of a paper copy of this proxy statement and our 2016 Annual Report. The notice contains instructions on how to access those documents over the Internet. The notice also contains instructions on how each of those stockholders can receive a paper copy of our proxy materials, including this proxy statement, our 2016 Annual Report, and a form of proxy card or voting instruction card. All stockholders who do not receive a notice, including stockholders who have previously requested to receive paper copies of proxy materials, will receive a paper copy of the proxy materials by mail unless they have previously requested delivery of proxy materials electronically. Continuing to employ this distribution process will conserve natural resources and reduce the costs of printing and distributing our proxy materials.

Your vote is important to us. Regardless of whether you plan to participate in the annual meeting, we hope you will vote as soon as possible. You may vote by proxy over the Internet or by telephone, or, if you received paper copies of the proxy materials by mail, you may also vote by mail by following the instructions on the proxy card or voting instruction card. Voting over the Internet or by telephone, written proxy or voting instruction card will ensure your representation at the annual meeting regardless of whether you attend the virtual meeting.

Finally, I want to sincerely thank each of you for your ongoing support as a stockholder of Hewlett Packard Enterprise Company.

Sincerely,

Patricia F. Russo
Chair of the Board

2017 PROXY STATEMENT

HEWLETT PACKARD ENTERPRISE COMPANY

3000 Hanover Street
Palo Alto, California 94304
(650) 857-1501

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Time and Date	9:00 a.m., Pacific Time, on Wednesday, March 22, 2017
Place	Online at HPE.onlineshareholdermeeting.com
Items of Business	(1) To elect the 14 directors named in this proxy statement
(2) To ratify the appointment of the independent registered public accounting firm for the fiscal year ending October 31, 2017
(3) To approve, on an advisory basis, the company's executive compensation
(4) To approve the 162(m)-related provisions of 2015 Company Stock Incentive Plan
(5) To consider such other business as may properly come before the meeting
Adjournments and Postponements
Any action on the items of business described above may be considered at the annual meeting at the time and on the date specified above or at any time and date to which the annual meeting may be properly adjourned or postponed.
Record Date	You are entitled to vote only if you were a Hewlett Packard Enterprise Company stockholder as of the close of business on January 23, 2017.
Virtual Meeting Admission
Stockholders of record as of January 23, 2017 will be able to participate in the annual meeting by visiting HPE.onlineshareholdermeeting.com. To participate in the annual meeting, you will need the 16-digit control number included on your notice of Internet availability of the proxy materials, on your proxy card or on the instructions that accompanied your proxy materials.The annual meeting will begin promptly at 9:00 a.m., Pacific Time.
Pre-Meeting
The online format for the annual meeting also allows us to communicate more effectively with you via www.proxyvote.com for beneficial owners and proxyvote.com/hpe for registered stockholders and you can submit questions in advance of the annual meeting, and also access copies of our proxy statement and annual report.
Voting
Your vote is very important to us. Regardless of whether you plan to participate in the annual meeting, we hope you will vote as soon as possible. You may vote your shares over the Internet or via a toll-free telephone number. If you received a paper copy of a proxy or voting instruction card by mail, you may submit your proxy or voting instruction card for the annual meeting by completing, signing, dating and returning your proxy or voting instruction card in the pre-addressed envelope provided. Stockholders of record and beneficial owners will be able to vote their shares electronically at the annual meeting (other than shares held through the Hewlett Packard Enterprise Company 401(k) Plan, which must be voted prior to the meeting). For specific instructions on how to vote your shares, please refer to the section entitled Questions and Answers—Voting Information beginning on page 94 of the proxy statement.

By order of the Board of Directors,

JOHN F. SCHULTZ Executive Vice President, General Counsel and Secretary

This notice of annual meeting and proxy statement and form of proxy are being distributed and made available on or about February 6, 2017.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on March 22, 2017.
This proxy statement and Hewlett Packard Enterprise Company's 2016 Annual Report are available electronically at
www.hpe.com/investor/stockholdermeeting2017 and with your 16-digit control number at by visiting www.proxyvote.com for beneficial owners and proxyvote.com/hpe for registered stockholders.

2017 PROXY STATEMENT

2017 PROXY STATEMENT

Proxy Statement Executive Summary

The following is a summary of proposals to be voted on at the annual meeting. This is only a summary, and it may not contain all of the information that is important to you. For more complete information, please review the proxy statement as well as our 2016 Annual Report, which includes our Annual Report on Form 10-K. References to "Hewlett Packard Enterprise," "HPE," "the Company," "we," "us" or "our" refer to Hewlett Packard Enterprise Company.

On November 1, 2015, HP Inc., formerly known as Hewlett-Packard Company (referred to in this proxy statement as "HP", "HPI", "HP Inc.", "HP Co.", "Parent", or "our former parent") spun-off Hewlett Packard Enterprise Company, pursuant to a separation and distribution agreement. To effect the spin-off, HP Inc. distributed all of the shares of Hewlett Packard Enterprise common stock owned by HP Inc. to its stockholders on November 1, 2015. Holders of HP Inc. common stock received one share of Hewlett Packard Enterprise common stock for every share of HP Inc. stock held as of the record date. As a result of the spin-off, we now operate as an independent, publicly-traded company.

ANNUAL MEETING OF STOCKHOLDERS

Time and Date	9:00 a.m., Pacific Time, on Wednesday, March 22, 2017

Place	Online at HPE.onlineshareholdermeeting.com

Record Date	January 23, 2017

PROPOSALS TO BE VOTED ON AND BOARD VOTING RECOMMENDATIONS

Proposal 1

Election of Directors

The Nominating, Governance and Social Responsibility Committee has nominated our current 14 directors for re-election at the annual meeting to hold office until the 2018 annual meeting. Information regarding the skills and qualifications of each nominee can be found on page 27.

Recommendation: Our Board recommends a vote FOR the election to the Board of each of the 14 nominees.

Proposal 2

Ratification of Independent Registered Public Accounting Firm

The Audit Committee has appointed, and is asking stockholders to ratify, Ernst & Young LLP ("EY") as the independent registered public accounting firm for fiscal 2017. Information regarding fees paid to and services rendered by EY can be found on page 41.

Recommendation: Our Board recommends a vote FOR the ratification of the appointment.

Proposal 3

Advisory Vote to Approve Executive Compensation

Our Board of Directors and HR and Compensation Committee of the Board are committed to excellence in corporate governance and to executive compensation programs that align the interests of our executives with those of our stockholders. Information regarding our programs can be found on page 42.

Recommendation: Our Board recommends a vote FOR the approval of the compensation of our named executive officers.

Proposal 4

Approve 162(m)-Related Provisions of 2015 Company Stock Incentive Plan

We are asking stockholders to approve certain provisions as required in order for HPE to continue to be eligible for a federal tax deduction for "performance-based compensation" awarded to certain officers under our equity plan. Information can be found on page 44.

Recommendation: Our Board recommends a vote FOR the approval of the relevant provisions of the Hewlett Packard Enterprise Company 2015 Stock Incentive Plan (as amended and restated on January 25, 2017).

HEWLETT PACKARD ENTERPRISE	| 1

2017 PROXY STATEMENT

Corporate Governance

Our Board of Directors is committed to excellence in corporate governance. We know that our long-standing tradition of principled, ethical governance benefits you, our stockholders, as well as our customers, employees and communities, and we have developed and continue to maintain a governance profile that aligns with industry-leading standards. We believe that the high standards set by our governance structure have had and will continue to have a direct impact on the strength of our business. The following table presents a brief summary of highlights of our governance profile, followed by more in-depth descriptions of some of the key aspects of our governance structure.

Board Conduct and Oversight	Independence and Participation	Stockholder Rights

✓

Rigorous stock ownership guidelines, including a 7x base salary requirement for the CEO

✓

Regular risk assessment

✓

Standards of Business Conduct, applied to all directors, executive officers and employees

✓

Annual review of developments in best practices

✓

Significant time devoted to succession planning and leadership development efforts

✓

Annual evaluations of Board, committees, and individual directors

✓

Independent Chair

✓

12 of 14 directors are independent by NYSE standards

✓

Executive sessions of non-management directors generally held at each Board and committee meeting

✓

Audit, HRC, and NGSR Committees are each made up entirely of independent directors

✓

Governance guidelines express preference for the separation of the Chair and CEO roles

✓

Proxy Access Right for eligible stockholders holding 3% or more of outstanding common stock for at least three years to nominate up to 20% of the Board

✓

Special Meeting Right for stockholders of an aggregate of 25% of voting stock

✓

All directors annually elected; no staggered Board

✓

Majority voting in uncontested director elections

✓

No "Poison Pill"

✓

No supermajority voting requirements to change organizational documents

✓

Expansive direct engagement with stockholders

STOCKHOLDER OUTREACH

We have designed a multi-faceted stockholder outreach program focused on providing relevant and accessible information to, and soliciting feedback from, our stockholders. The key elements of our stockholder outreach program are the Fall Securities Analyst Meeting, the Winter Board Outreach Program and the Spring Annual Stockholders Meeting.

Securities Analyst Meeting	Board Outreach Program	Annual Stockholders Meeting

Purpose: Provide an overview of our strategic vision for the upcoming year Format: Publicly broadcast, so you can access the same information that analysts do	Purpose: Prioritize understanding and responding to your specific perspective and concerns Format: Members of management and our Board meet investors, in a one-on-one setting	Purpose: Provide a corporate update and a forum for management and the Board to answer stockholder questions Format: Completely virtual, so you can join, free of cost, from anywhere

2 |	HEWLETT PACKARD ENTERPRISE

2017 PROXY STATEMENT

Corporate Governance (continued)

Our comprehensive stockholder engagement program is supplemented by our year-round investor relations outreach program that includes post-earnings communications, roadshows, bus tours, one-on-one conferences, group meetings, technology webcasts, and general availability to respond to investor inquiries.

We design our outreach program to provide continuous and meaningful stockholder engagement and participation. Our committed Board of Directors and management team value these interactions and invest meaningful time and resources to ensure that they have an open line of communication with stockholders. During fiscal 2017, our extensive board outreach efforts included off-season engagement with holders of more than 37% of our outstanding common stock as of October 2016. Our discussions with institutional investors involved such topics as corporate strategy, recent significant transactions, capital allocation, governance trends and policies, compensation, and corporate citizenship and responsibility. Additionally, our virtual meeting format and pre-meeting forum for our 2016 annual meeting provided for effortless attendance and participation for all our stockholders around the world. Stockholders and other stakeholders may directly communicate with our Board by contacting: Secretary to the Board of Directors, 3000 Hanover Street, MS 1050, Palo Alto, California 94304; e-mail: bod-hpe@hpe.com.

CORPORATE CITIZENSHIP THROUGH LIVING PROGRESS

We take a thoughtful approach to our global citizenship efforts, called our Living Progress program. This initiative is overseen by the NGSR Committee which regularly reviews, assesses, reports and provides guidance to management and the Board regarding HPE's policies and programs relating to global citizenship and the impact of HPE's operations on employees, customers, suppliers, partners and communities worldwide. Our commitment to corporate citizenship has been rewarded, earning us the distinction of Industry Leader in the 2016 Dow Jones Sustainability Index. HPE holds the highest industry score globally in five DJSI sections: Corporate Governance, Innovation Management, Corporate Citizenship & Philanthropy, Digital Inclusion and Labor Practice Indicators and Human Rights. HPE was also ranked #4 on Gartner's Top 10 and Master High-Tech Supply Chains for 2016, receiving a perfect sustainability score. A few highlights of our Living Progress initiative are detailed below.

Human Progress	Economic Progress	Environmental Progress

Uncompromising stance on human rights Sustainable, responsible supply chain	Economic contributions to communities worldwide HPE Company Foundation disaster relief, education, and employee donation efforts	Ecological solutions Product return and recycling Environmentally conscious operations

HEWLETT PACKARD ENTERPRISE BOARD OF DIRECTORS

Establishment of the Board

As our former parent company prepared to separate into two independent, publicly traded companies, Hewlett Packard Enterprise and HP Inc., the Parent NGSR Committee established two new boards to provide excellent strategic direction and oversight to both companies. In late 2014, the Parent NGSR Committee, working with management and an outside director search firm, embarked on a thorough, global search with a focus on finding world-class directors with the diversity of skills, experience, ethnicity and gender to best compliment those of the existing directors, resulting in exceptional leadership for both companies.

HEWLETT PACKARD ENTERPRISE	| 3

2017 PROXY STATEMENT

Corporate Governance (continued)

The Parent NGSR Committee used a variety of methods for identifying and evaluating nominees for director, solicited recommendations from stockholders and diversity advocate groups, and examined each candidate's professional background and business history extensively to achieve a balance of knowledge, experience and capability on our board. The selection criteria for new directors included:

  •
  high professional and personal ethics and values consistent with our longstanding values and standards;

  •
  broad policy-making experience in business, government, education, technology or public service;

  •
  diversity of background and experience, including: senior leadership and operating experience in a publicly listed company; board experience in a publicly listed company; financial, industrial/technical, brand marketing or international expertise; and

  •
  experience as an investor with a commitment to enhancing stockholder value and representation of the interests across our stockholder base.

Finally, each candidate was evaluated to assess whether he or she (i) had appropriate time to devote to the board and company, (ii) did not have any real or perceived conflicts, (iii) demonstrated the ability to develop a good working relationship with other members of the board of directors, and (iv) would contribute to the board's working relationship with senior management.

The allocation of legacy HP Co. board members to the new Hewlett Packard Enterprise Board was finalized upon completion of the assessment of the full portfolio of skills and experience of current and prospective board members in such a manner to achieve an optimal mix for each post-separation board and an effective committee composition, while maintaining strong continuity and institutional knowledge on each resulting board. Eight of our 14 directors are legacy Hewlett-Packard Company directors.

We are committed to implementing and following high standards of corporate governance, which we believe are vital to the success of our business, creation of value for our stockholders and maintenance of our integrity in the marketplace. Our commitment to excellence in governance policies and practices, inherited from the long-standing tradition of our former parent, Hewlett-Packard Company, has flourished throughout our first year of business.

The following page includes a skills and qualifications matrix highlighting many of the key experiences and competencies our directors bring to Hewlett Packard Enterprise Company.

4 |	HEWLETT PACKARD ENTERPRISE

2017 PROXY STATEMENT

Corporate Governance (continued)

Hewlett Packard Enterprise Company Board of Directors
Skills and Qualifications

	Daniel Ammann	Marc L. Andreessen	Michael J. Angelakis	Leslie A. Brun	Pamela L. Carter	Klaus Kleinfeld	Raymond J. Lane	Ann M. Livermore	Raymond E. Ozzie	Gary M. Reiner	Patricia F. Russo	Lip‑Bu Tan	Margaret C. Whitman	Mary Agnes Wilderotter

Risk and Compliance
Experience identifying, mitigating, and managing risk in enterprise operations helps our directors effectively oversee our Enterprise Risk Management program which is vital to customer and stockholder protection.	•		•	•	•								•	•

Financial and Audit
Experience in accounting and audit functions and ability to analyze financial statements and oversee budgets is key to supporting the Board's oversight of our financial reporting and functions.	•		•	•	•									•

Business Development and Strategy Experience in setting and executing long-term corporate strategy is critical to the successful planning and execution of our long-term vision.	•	•	•	•	•	•	•	•	•	•	•	•	•	•

Investment Experience in venture and investment capital underlies our capital allocation decisions and ensures that the investors' view of our business is incorporated in board discussions.	•	•	•	•			•			•		•	•

Executive Level Leadership Experience in executive positions within enterprise businesses is key to the effective oversight of management.	•	•	•	•	•	•	•	•	•	•	•	•	•	•

Business Ethics Experience in and continued dedication to the highest levels of ethics and integrity within the enterprise context underpins the holistic commitment of HPE to operate with integrity.	•	•	•	•	•	•	•	•	•	•	•	•	•	•

Extensive Industry Leadership Experience at the executive level in the technology sector enhances our Board's ability to oversee management in a constantly changing industry.		•	•		•	•	•	•	•	•	•	•	•	•

Legal, Regulatory and Public Policy Experience in setting and analyzing public policy supports Board oversight of our business in heavily regulated sectors.					•									•

Corporate Governance Experience on other public company boards provides insight into developing practices consistent with our commitment to excellence in corporate governance.		•	•	•	•	•	•	•		•	•	•	•	•

International Experience operating in a global context by managing international enterprises, residence abroad, and studying other cultures enables oversight of how HPE navigates a global marketplace.	•		•		•	•	•				•	•

HEWLETT PACKARD ENTERPRISE	| 5

2017 PROXY STATEMENT

Corporate Governance (continued)

Board and Committee Meetings and Attendance

Our Board has five regularly scheduled meetings and an annual meeting of stockholders each year, in addition to special meetings scheduled as appropriate. During fiscal 2016, our Board held 17 meetings. In addition, our five committees held a total of 44 meetings. Each of the five regularly scheduled Board meetings held during fiscal 2016 included an executive session, consisting of only non-management directors, and one included a private session consisting of only independent directors. The Board expects that its members will rigorously prepare for, attend and participate in all Board and applicable Committee meetings and each annual general meeting of stockholders. When directors are unable to attend a meeting, it is our practice to provide all meeting materials to the director, and the Chair or the relevant committee chair consults with and apprises the director of the meeting's subject matter. In addition to participation at Board and committee meetings, our directors discharged their responsibilities throughout the year through personal meetings and other communications, including considerable telephone contact with our Chair, our CEO and other members of senior management regarding matters of interest.

Each of our 14 incumbent directors attended at least 75% of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board of Directors on which each such director served, during the period for which each such director served.

Directors are also encouraged to attend our annual meeting of stockholders. Last year, each of our directors was in attendance.

Board Leadership Structure

The Board is currently led by an independent director, Patricia F. Russo, Chair of the Board. Our Bylaws and Corporate Governance Guidelines permit the roles of chair of the Board and chief executive officer to be filled by the same or different individuals, although the Corporate Governance Guidelines express a preference for the separation of the two roles. This flexibility allows the Board to determine whether the two roles should be combined or separated based upon our needs and the Board's assessment of its leadership from time to time. The Board believes that our stockholders are best served at this time by having an independent director serve as Chair of the Board. Our Board believes this leadership structure effectively allocates authority, responsibility, and oversight between management and the independent members of our Board. It gives primary responsibility for the operational leadership and strategic direction of the Company to our CEO, while the Chair facilitates our Board's independent oversight of management, promotes communication between senior management and our Board about issues such as management development and succession planning, executive compensation, and company performance, engages with stockholders, and leads our Board's consideration of key governance matters.

The Chair

•

presides at all meetings of the Board, including executive sessions of the independent directors,

•

oversees the planning of the annual Board calendar, schedules and sets the agenda for meetings of the Board in consultation with the other directors, and leads the discussion at such meetings,

•

chairs the annual meeting of stockholders,

•

is available in appropriate circumstances to speak on behalf of the Board, and

•

performs such other functions and responsibilities as set forth in our Corporate Governance Guidelines or as requested by the Board from time to time.

6 |	HEWLETT PACKARD ENTERPRISE

2017 PROXY STATEMENT

Corporate Governance (continued)

Board Structure and Committee Composition

As of the date of this proxy statement, the Board has 14 directors and the following five standing committees: (1) Audit Committee; (2) Finance and Investment Committee; (3) HR and Compensation Committee; (4) Nominating, Governance, and Social Responsibility Committee; and (5) Technology Committee. The current committee membership and the function of each of these standing committees are described below. Each of the standing committees operates under a written charter adopted by the Board. All of the committee charters are available on our website at investors.hpe.com/governance/committees#committee-charters. Each committee reviews and reassesses the adequacy of their charter annually, conducts annual evaluations of their performance with respect to their duties and responsibilities as laid out in the charter, and reports regularly to the Board with respect to the committees' activities. Additionally, the Board and each of the committees has the authority to retain, terminate and receive appropriate funding for outside advisors as the Board and/or each committee deems necessary.

The composition of each standing committee is as follows:

Independent Directors	Audit	FIC	HRC	NGSRC	Tech
Daniel Ammann

Marc L. Andreessen

Michael J. Angelakis

Leslie A. Brun

Pamela L. Carter

Klaus Kleinfeld

Raymond J. Lane

Raymond E. Ozzie

Gary M. Reiner

Patricia F. Russo

Lip-Bu Tan

Mary Agnes Wilderotter
Other Directors
Ann M. Livermore

Margaret C. Whitman

HEWLETT PACKARD ENTERPRISE	| 7

2017 PROXY STATEMENT

Corporate Governance (continued)

Audit Committee For financial reporting process and audit
Members	Skills and Experiences
Michael J. Angelakis	✓ Financial Statement Review
Leslie A. Brun	✓ Audit
Pamela L. Carter	✓ Compliance
Mary Agnes Wilderotter, Chair	✓ Risk Management

Risk Oversight Role and Primary Responsibilities:

Audit

•

Oversee the performance of our internal audit function

•

Review the qualifications, independence, work product and performance of the independent public accounting firm and evaluate and determine the firm's compensation

Compliance Processes

•

Oversee our compliance with legal and regulatory requirements

•

Conduct investigations into complaints concerning federal securities laws

•

Review results of significant investigations, and management's response to investigations

Financial Reporting • Oversee financial reporting process • Review and discuss earnings press releases • Review the audit and integrity of our financial statements	Risk Management • Review identified risks to HPE • Review risk assessment and management policies

Required Qualifications:

Each director on the Audit Committee must be independent within the meaning of the New York Stock Exchange ("NYSE") standards of independence for directors and audit committee members, and must meet applicable NYSE financial literacy requirements, each as the Board determines. Finally, at least one director on the Audit Committee must be an "audit committee financial expert," as determined by the Board in accordance with SEC rules. The Board determined that each of Ms. Wilderotter, Chair of the Audit Committee, Mr. Angelakis and Mr. Brun, is an audit committee expert.

Finance and Investment Committee For significant treasury matters, strategic transactions, and capital allocation reviews
Members	Skills and Experiences
Dan Ammann	✓ Capital Structure and Strategy
Marc L. Andreessen	✓ Captive Finance
Michael J. Angelakis, Chair	✓ Venture Capital
Raymond J. Lane	✓ Enterprise Information Technology
Ann M. Livermore
Raymond E. Ozzie
Gary M. Reiner

8 |	HEWLETT PACKARD ENTERPRISE

2017 PROXY STATEMENT

Corporate Governance (continued)

Risk Oversight Role and Primary Responsibilities:

Finance	Investment	Mergers & Acquisitions

•

Oversee significant treasury matters such as capital structure and allocation strategy, global liquidity, borrowings, currency exposure, dividend policy, share issuances and repurchases, and capital spending

•

Oversee our loans and loan guarantees of third parties

•

Review capitalization of our Financial Services business

• Review derivative policy • Review and approve certain swaps and other derivative transactions • Oversee fixed income investments

•

Evaluate and revise our mergers and acquisitions approval policies

•

Assist the Board in evaluating investment, acquisition, enterprise services, joint venture and divestiture transactions

•

Evaluate the execution, financial results and integration of completed transactions

Required Qualifications:

A majority of the directors on the Finance and Investment Committee must be independent within the meaning of applicable laws and listing standards, as the Board determines.

Human Resources and Compensation Committee For executive compensation structure and strategy
Members	Skills and Experiences
Leslie A. Brun, chair	✓ Operations
Pamela L. Carter	✓ Legal and Regulatory Compliance
Klaus Kleinfeld	✓ Executive Compensation
Mary Agnes Wilderotter

Risk Oversight Role and Primary Responsibilities:

Compensation Structure & Strategy

•

Discharge the Board's responsibilities relating to the compensation of our executives and directors

•

Annually review and evaulate management's performance and compensation

•

Oversee and provide risk management of our compensation structure, including our equity and benefits programs

•

Review and discuss the Compensation Discussion and Analysis and additional disclosures in compliance with SEC or listing standards

Human Resources & Workforce Management • Generally oversee our human resources and workforce management programs

Required Qualifications:

Each director on the HRC Committee must be independent within the meaning of applicable laws and listing standards, as the Board determines. In addition, members of the HRC Committee must qualify as "non-employee directors" for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended

HEWLETT PACKARD ENTERPRISE	| 9

2017 PROXY STATEMENT

Corporate Governance (continued)

(the "1934 Act"), and as "outside directors" for purposes of Section 162(m) of the Internal Revenue Code. The Board determined that each of Mr. Brun, Chair of the HRC Committee, and the HRC Committee members, Ms. Carter, Mr. Kleinfeld, and Mrs. Wilderotter, is independent within the meaning of the NYSE standards of independence for directors and compensation committee members, and for purposes of Rule 16b-3 under the 1934 Act and Section 162(m) of the Internal Revenue Code.

Compensation Committee Interlocks and Insider Participation:

None of our executive officers served as a member of the compensation committee of another company, or as a director of another company, whose executive officers also served on our compensation committee or as one of our directors.

Nominating, Governance, and Social Responsibility Committee For board evaluation, director nomination, and corporate citizenship
Members	Skills and Experiences
Klaus Kleinfeld	✓ Corporate Governance
Gary M. Reiner, Chair	✓ Operations
Lip-Bu Tan	✓ Executive and Director Level Leadership Experience

Risk Oversight Role and Primary Responsibilities:

Corporate Governance	Board Composition

•

Develop and review regularly our Corporate Governance Guidelines

•

Identify and monitor social, political, and environmental trends and provide guidance relating to public policy matters and global citizenship

•

Review proposed changes to our Certificate of Incorporation, Bylaws and Board committee charters

•

Ensure proper attention is given and effective responses are made to stockholder concerns

•

Design and execute annual evaluations of the Board, committees, and individual directors

•

Oversee the HRC Committee's evaluation of senior management

•

Identify, recruit and recommend candidates to be nominated for election as directors

•

Develop and recommend Board criteria for identifying director candidates

•

Oversee the organization and leadership structure of the Board to discharge its duties and responsibilities properly and efficiently

•

Evaluate director independence and financial literacy and expertise

Required Qualifications:

Each director on the NGSR Committee must be independent within the meaning of applicable laws and listing standards, as the Board determines.

10 |	HEWLETT PACKARD ENTERPRISE

2017 PROXY STATEMENT

Corporate Governance (continued)

Technology Committee For technology and intellectual property portfolio strategy
Members	Skills and Experiences
Marc L. Andreessen	✓ Entrepreneurship
Raymond J. Lane	✓ Research and Development
Raymond E. Ozzie, Chair	✓ Venture Capital
Gary M. Reiner	✓ Enterprise Information Technology
Lip-Bu Tan

Risk Oversight Role and Primary Responsibilities:

Impact of investment and other actions upon the strength of our intellectual property and technology strategies

•
Make recommendations to the Board concerning our technology strategies

•
Assess the health and oversee the execution of our technology strategies

•
Assess the scope and quality of our intellectual property

•
Provide guidance on technology as it may pertain to market entry and exit, investments, mergers, acquisitions and divestitures, research and development investments, and key competitor and partnership strategies

Required Qualifications:

Each director on the Technology Committee will have such qualifications as the Board determines.

Board Risk Oversight

The Board, with the assistance of its committees as discussed below, reviews and oversees our enterprise risk management ("ERM") program, which is an enterprise-wide program designed to enable effective and efficient identification of, and management visibility into, critical enterprise risks and to facilitate the incorporation of risk considerations into decision making. The ERM program was established to clearly define risk management roles and responsibilities, bring together senior management to discuss risk, promote visibility and constructive dialogue around risk at the senior management and Board levels and facilitate appropriate risk response strategies.

Under the ERM program, management develops a holistic portfolio of our enterprise risks by facilitating business and function risk assessments, performing targeted risk assessments and incorporating information regarding specific categories of risk gathered from various internal Hewlett Packard Enterprise organizations. Management then develops risk response plans for risks categorized as needing management focus and response and monitors other identified risk focus areas. Management provides reports on the risk portfolio and risk response efforts to senior management and to the Audit Committee.

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The Board oversees management's implementation of the ERM program, including reviewing our enterprise risk portfolio and evaluating management's approach to addressing identified risks. Various Board committees also have responsibilities for oversight of risk management that supplement the ERM program. For example, the HRC Committee considers the risks associated with our compensation policies and practices as discussed below, the Finance and Investment Committee is responsible for overseeing financial risks, and the NGSR Committee oversees risks associated with our governance structure and processes. This structure allows specialized attention to and oversight over key risk areas by aligning our carefully crafted committees with risk oversight in their individual areas of expertise. The Board is kept informed of its committees' risk oversight and related activities primarily through reports of the committee chairs to the full Board. In addition, the Audit Committee escalates issues relating to risk oversight to the full Board as appropriate to keep the Board appropriately informed of developments that could affect our risk profile or other aspects of our business. The Board also considers specific risk topics in connection with strategic planning and other matters.

Compensation Risk Assessment

During fiscal 2016, we undertook a review of our material compensation processes, policies and programs for all employees and determined that our compensation programs and practices are not reasonably likely to have a material adverse effect on Hewlett Packard Enterprise. In conducting this assessment, we reviewed our compensation risk infrastructure, including our material plans, our risk control systems and governance structure, the design and oversight of our compensation programs and the developments, improvements and other changes made to those programs, and we presented a summary of the findings to the HRC Committee. Overall, we believe that our programs contain an appropriate balance of fixed and variable features and short- and long-term incentives, as well as complementary metrics and reasonable, performance-based goals with linear payout curves under most plans. We believe that these factors, combined with effective Board and management oversight, operate to mitigate risk and reduce the likelihood of employees engaging in excessive risk-taking behavior with respect to the compensation-related aspects of their jobs.

Succession Planning

Among the HRC Committee's responsibilities described in its charter is to oversee succession planning and leadership development. The Board plans for succession of the CEO and annually reviews senior management selection and succession planning that is undertaken by the HRC Committee. As part of this process, the independent directors annually review the HRC Committee's recommended candidates for senior management positions to see that qualified candidates are available for all positions and that development plans are being utilized to strengthen the skills and qualifications of the candidates. The criteria used when assessing the qualifications of potential CEO successors include, among others, strategic vision and leadership, operational excellence, financial management, executive officer leadership development, ability to motivate employees, and an ability to develop an effective working relationship with the Board.

In fiscal 2016, with the spin-off and merger of our Enterprise Services segment, and the subsequent spin-off and merger of our Software segment under way, we engaged in two robust organization design and talent selection processes to staff both companies, through which management reviewed selection recommendations below the senior leadership level, considering skill sets, performance, potential and diversity. Where the organizational changes altered our pre-existing succession plans, new successors were identified and relevant talent development plans were implemented.

Director Evaluations

The Board conducts an evaluation of the Board, each committee, and individual directors annually. The process approved by the Board involves the NGSR Committee, working with the Board Chair, designing each year's evaluation process, selecting from a variety of elements including external evaluators, written evaluations, and group discussions, based on the current dynamics of the Board and of the Company as well as the method of previous annual evaluations. Because 2016 was HPE's first year as an NYSE-listed

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company, the NGSR Committee elected to conduct self-evaluations of the Board, committees and individual directors using a comprehensive written questionnaire to allow annonymity while establishing a baseline to use for comparison in future evaluations. The written questionnaires completed by our Board for the 2016 self-evaluation included questions intended to gauge effectiveness in board composition and conduct; meeting structure; materials; committee composition and effectiveness; strategic and succession planning; and individual performance. The Corporate Secretary compiled the results which were used by the Board Chair to lead a candid discussion with the Board in Executive Session. A report on the survey results was made available to each director.

Director Candidate Selection and Evaluation

Stockholder Recommendations

The policy of the NGSR Committee is to consider properly submitted stockholder recommendations of candidates for membership on the Board as described below under "Identifying and Evaluating Candidates for Directors." In evaluating such recommendations, the NGSR Committee seeks to achieve a balance of knowledge, experience and capability on the Board and to address the membership criteria set forth below under "Proposals to be Voted on—Proposal No. 1 Election of Directors—Director Nominee Experience and Qualifications." Any stockholder recommendations submitted for consideration by the NGSR Committee should include verification of the stockholder status of the person submitting the recommendation and the recommended candidate's name and qualifications for Board membership and should be addressed to:

Corporate Secretary
Hewlett Packard Enterprise Company
3000 Hanover Street MS 1050
Palo Alto, California 94304
Fax: (650) 857-4837 Email: bod-hpe@hpe.com

Stockholder Nominations

In addition, our Bylaws permit stockholders to nominate directors for consideration at an annual stockholder meeting and, under certain circumstances, to include their nominees in the Hewlett Packard Enterprise proxy statement. For a description of the process for nominating directors in accordance with our Bylaws, see "Questions and Answers—Stockholder Proposals, Director Nominations and Related Bylaw Provisions—How may I recommend individuals to serve as directors and what is the deadline for a director recommendation?" on page 99.

Identifying and Evaluating Candidates for Directors

The NGSR Committee, in consultation with the Chair, assesses the appropriate size of the Board, as well as the alignment of director skills with company strategy, and whether any vacancies on the Board are expected due to retirement or otherwise, or whether the Board would benefit from the addition of a director with a specific skillset. In the event that vacancies are anticipated, or otherwise arise, the NGSR Committee seeks to establish a diverse pool of qualified candidates for consideration. The NGSR Committee also considers board refreshment in its annual evaluation of the Board. We balance our respect for historical knowledge of our company with our regard for fresh perspectives by considering director tenure on a case-by-case basis, rather than imposing arbitrary term limits.

The NGSR Committee uses a variety of methods for identifying and evaluating nominees for director. Candidates may come to the attention of the NGSR Committee through current Board members, professional search firms, stockholders or other persons. Identified candidates are evaluated at regular or special meetings of the NGSR Committee and may be considered at any point during the year. As described above, the NGSR Committee considers properly submitted stockholder recommendations of candidates for the Board to be included in our proxy statement. Following verification of the stockholder status of individuals proposing

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Corporate Governance (continued)

candidates, recommendations are considered collectively by the NGSR Committee at a regularly scheduled meeting. If any materials are provided by a stockholder in connection with the nomination of a director candidate, such materials are forwarded to the NGSR Committee. The NGSR Committee also reviews materials provided by professional search firms and other parties in connection with a nominee who is not proposed by a stockholder. In evaluating such nominations, the NGSR Committee seeks to achieve a balance of knowledge, experience and capability on the Board that will enable the Board to effectively oversee the business. The NGSR Committee evaluates nominees recommended by stockholders using the same criteria as it uses to evaluate all other candidates.

We engage a professional search firm on an ongoing basis to identify and assist the NGSR Committee in identifying, evaluating and conducting due diligence on potential director nominees. In each instance, the NGSR Committee considers the totality of the circumstances of each individual candidate.

Limits on Director Service on Other Public Company Boards

We have a highly effective and engaged Board, and we believe that our directors' outside directorships enable them to contribute valuable knowledge and experience to the HPE Board. Nonetheless, the Board is sensitive to the external obligations of its directors and the potential for overboarding to compromise the ability of these directors to effectively serve on the Board. HPE's Corporate Governance Guidelines limit each director's service on other boards of public companies to a number that permits them, given their individual circumstances, to perform responsibly all director duties and, in all events, this service may not exceed four other public company boards. Further, the ability of each director to devote sufficient time and attention to director duties is expressly considered as part of the annual board self-evaluation process, which aims to evaluate the effectiveness and engagement of HPE's directors, including in the context of their external commitments.

While the Board certainly considers its directors' outside directorships during this evaluation process, the Board recognizes that this is one of many outside obligations which could potentially impair a director's capacity to dedicate sufficient time and focus to their service on the HPE Board. As such, the Board evaluates many factors when assessing the effectiveness and active involvement of each director. Such other factors include:

  ✓
  The director's attendance at Board and committee meetings.

  ✓
  The director's participation and level of engagement during these meetings.

  ✓
  The role played by the director on the Board of HPE, as well as on his or her outside boards, including committee membership and chairmanship.

  ✓
  The experience and expertise of the director, including both relevant industry experience and service on other (related) public company boards, which enables the director to serve on multiple boards effectively.

We schedule our board and committee meetings up to two years in advance, to ensure director availability and maximum participation. Directors serve for one-year terms; accordingly, there is an opportunity to evaluate annually each director's ability to serve.

Director Independence

Our Corporate Governance Guidelines provide that a substantial majority of the Board will consist of independent directors and that the Board can include no more than three directors who are not independent directors. These standards are available on our website at http://investors.hpe.com/governance/guidelines. Our director independence standards generally reflect the NYSE corporate governance listing standards. In addition, each member of the Audit Committee and the HRC Committee meets the heightened independence standards required for such committee members under the applicable listing standards.

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Under our Corporate Governance Guidelines, a director will not be considered independent in the following circumstances:

  (1)
  The director is, or has been within the last three years, an employee of Hewlett Packard Enterprise, or an immediate family member of the director is, or has been within the last three years, an executive officer of Hewlett Packard Enterprise.

  (2)
  The director has been employed as an executive officer of Hewlett Packard Enterprise, its subsidiaries or affiliates within the last five years.

  (3)
  The director has received, or has an immediate family member who has received, during any 12-month period within the last three years, more than $120,000 in direct compensation from Hewlett Packard Enterprise, other than compensation for Board service, compensation received by a director's immediate family member for service as a non-executive employee of Hewlett Packard Enterprise, or pension or other forms of deferred compensation for prior service with Hewlett Packard Enterprise that is not contingent on continued service.

  (4)
  (A) The director or an immediate family member is a current partner of the firm that is our internal or external auditor; (B) the director is a current employee of such a firm; (C) the director has an immediate family member who is a current employee of such a firm and who participates in the firm's audit, assurance or tax compliance (but not tax planning) practice; or (D) the director or an immediate family member was within the last three years (but is no longer) a partner or employee of such a firm and personally worked on our audit within that time.

  (5)
  The director or an immediate family member is, or has been in the past three years, employed as an executive officer of another company where any of our present executive officers at the same time serves or has served on that company's compensation committee.

  (6)
  The director is a current employee, or an immediate family member is a current executive officer, of a company that has made payments to, or received payments from, Hewlett Packard Enterprise for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million or 2% of such other company's consolidated gross revenues.

  (7)
  The director is affiliated with a charitable organization that receives significant contributions from Hewlett Packard Enterprise.

  (8)
  The director has a personal services contract with Hewlett Packard Enterprise or an executive officer of Hewlett Packard Enterprise.

For these purposes, an "immediate family member" includes a director's spouse, parents, step-parents, children, step-children, siblings, mother-in-law, father-in-law, sons-in-law, daughters-in-law, brothers-in-law, sisters-in-law, and any person (other than tenants or employees) who shares the director's home.

In determining independence, the Board reviews whether directors have any material relationship with Hewlett Packard Enterprise. An independent director must not have any material relationship with Hewlett Packard Enterprise, either directly or as a partner, stockholder or officer of an organization that has a relationship with Hewlett Packard Enterprise, nor any relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In assessing the materiality of a director's relationship to Hewlett Packard Enterprise, the Board considers all relevant facts and circumstances, including consideration of the issues from the director's standpoint and from the perspective of the persons or organizations with which the director has an affiliation, and is guided by the standards set forth above.

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Corporate Governance (continued)

In making its independence determinations, the Board considered transactions occurring since the beginning of fiscal 2014 between Hewlett Packard Enterprise, and/or its former parent HP Inc., as applicable, and entities associated with the independent directors or their immediate family members. The Board's independence determinations included consideration of the following transactions:

  •
  Mr. Ammann is the President of General Motors Company. HP Inc. and/or Hewlett Packard Enterprise have each entered into transactions for the purchase and/or sale of goods and services in the ordinary course of its business during the past three fiscal years with General Motors Company. The amount that HP Inc. or Hewlett Packard Enterprise paid in each of the last three fiscal years to General Motors Company, and the amount received in each fiscal year by HP Inc. or Hewlett Packard Enterprise from General Motors Company, did not, in any of the previous three fiscal years, exceed the greater of $1 million or 2% of General Motors Company's consolidated gross revenues.

  •
  Mr. Angelakis is a senior advisor to the executive management committee of Comcast Corporation and until July 2015 served as Vice Chairman and Chief Financial Officer of Comcast Corporation. HP Inc. and/or Hewlett Packard Enterprise have each entered into transactions for the purchase and/or sale of goods and services in the ordinary course of its business during the past three fiscal years with Comcast Corporation. The amount that HP Inc. or Hewlett Packard Enterprise paid in each of the last three fiscal years to Comcast Corporation, and the amount received in each fiscal year by HP Inc. or Hewlett Packard Enterprise from Comcast Corporation, did not, in any of the previous three fiscal years, exceed the greater of $1 million or 2% of Comcast Corporation's consolidated gross revenues.

  •
  Ms. Carter served as a Vice President of Cummins Inc. until April 2015. HP Inc. and/or Hewlett Packard Enterprise have each entered into transactions for the purchase and/or sale of goods and services in the ordinary course of its business during the past three fiscal years with Cummins Inc. The amount that HP Inc. or Hewlett Packard Enterprise paid in each of the last three fiscal years to Cummins Inc., and the amount received in each fiscal year by HP Inc. or Hewlett Packard Enterprise from Cummins Inc., did not, in any of the previous three fiscal years, exceed the greater of $1 million or 2% of Cummins Inc.'s consolidated gross revenues.

  •
  Mr. Kleinfeld is the Chairman and Chief Executive Officer of Arconic Inc., formerly Alcoa Inc. HP Inc. and/or Hewlett Packard Enterprise have each entered into transactions for the purchase and/or sale of goods and services in the ordinary course of its business during the past three fiscal years with Arconic Inc. The amount that HP Inc. or Hewlett Packard Enterprise paid in each of the last three fiscal years to Arconic Inc., and the amount received in each fiscal year by HP Inc. or Hewlett Packard Enterprise from Arconic Inc., did not, in any of the previous three fiscal years, exceed the greater of $1 million or 2% of Arconic Inc.'s consolidated gross revenues.

  •
  Mr. Tan is the President and Chief Executive Officer of Cadence Design Systems, Inc. HP Inc. and/or Hewlett Packard Enterprise have each entered into transactions for the purchase and/or sale of goods and services in the ordinary course of its business during the past three fiscal years with Cadence Design Systems, Inc. The amount that HP Inc. or Hewlett Packard Enterprise paid in each of the last three fiscal years to Cadence Design Systems, Inc., and the amount received in each fiscal year by HP Inc. or Hewlett Packard Enterprise from Cadence Design Systems, Inc., did not, in any of the previous three fiscal years, exceed the greater of $1 million or 2% of Cadence Design Systems, Inc.'s consolidated gross revenues.

  •
  Mrs. Wilderotter's sister, Denise M. Morrison, is the President and Chief Executive Officer of Campbell Soup Company. Ms. Morrison also serves as a director of the Board of Campbell Soup Company. HP Inc. and/or Hewlett Packard Enterprise have each entered into transactions for the purchase and/or sale of goods and services in the ordinary course of its business during the past three fiscal years with Campbell Soup Company. The amount that HP Inc. or Hewlett Packard Enterprise paid in each of the last three fiscal years to Campbell Soup Company, and the amount received in each fiscal year by HP Inc. or

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Corporate Governance (continued)

    Hewlett Packard Enterprise from Campbell Soup Company, did not, in any of the previous three fiscal years, exceed the greater of $1 million or 2% of Campbell Soup Company's consolidated gross revenues.

  •
  Each of Mr. Andreessen, Mr. Angelakis, Mr. Brun, Ms. Carter, Mr. Kleinfeld, Mr. Lane, Ms. Livermore, Mr. Ozzie, Mr. Reiner, Ms. Russo, Ms. Whitman and Mrs. Wilderotter, or one of their immediate family members, is a non-employee director, trustee or advisory board member of another company that did business with HP Inc. or Hewlett Packard Enterprise at some time during the past three fiscal years. These business relationships were as a supplier or purchaser of goods or services in the ordinary course of business.

As a result of this review, the Board has determined the transactions and relationships described above would not interfere with the director's exercise of independent judgment in carrying out the responsibilities of a director. The Board has also determined that, with the exception of Mr. Lane and Ms. Livermore, each current non-employee director, including Mr. Ammann, Mr. Andreessen, Mr. Angelakis, Mr. Brun, Ms. Carter, Mr. Kleinfeld, Mr. Ozzie, Mr. Reiner, Ms. Russo, Mr. Tan, Mrs. Wilderotter and each of the members of the Audit Committee, the HRC Committee and the NGSR Committee, has no material relationship with Hewlett Packard Enterprise (either directly or as a partner, stockholder or officer of an organization that has a relationship with Hewlett Packard Enterprise) and is independent within the meaning of our and NYSE director independence standards. The Board has determined that (i) Mr. Lane is independent by NYSE standards but not under our stricter standards because of his former role as executive chairman of the board of HP Inc., (ii) Ms. Livermore is not independent under either standard because she was an employee of Hewlett Packard Enterprise through October 31, 2016 and was an executive officer of our former parent within the last five fiscal years, and (iii) Ms. Whitman is not independent because of her status as our current President and CEO.

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Director Compensation and Stock Ownership Guidelines

Non-employee director compensation is determined by the Board, acting on the recommendation of the HRC Committee. In formulating its recommendation, the HRC Committee considers market data for our peer group and input from the third-party compensation consultant retained by the HRC Committee regarding market practices for director compensation. Directors who are employees of the Company or its affiliates do not receive any separate compensation for their board activities.

The HRC Committee intends to set director compensation levels at or near the market median to ensure directors are paid competitively for their time commitment and responsibilities relative to directors at companies of comparable size, industry, and scope of operations. As noted above, during fiscal 2016, FW Cook conducted a review of director compensation levels relative to the peer group, which indicated that the current program was providing compensation within the range of the median and thus was aligned with its philosophy. No changes were made to compensation levels as a result of the fiscal 2016 review. The HRC Committee intends to conduct such reviews annually.

During fiscal 2016, non-employee directors were compensated for their service as shown in the chart below:

PAY COMPONENT	DIRECTOR COMPENSATION	ADDITIONAL INFORMATION(1)

Annual Cash Retainer	• $100,000(2)	• For 2015 Board year, may elect to receive 100% in equity(3) • For 2016 board year, may elect to receive up to 100% in HPE Stock(4), which may be deferred for calendar year 2017(5)

Annual Equity Retainer	• $175,000 converted to restricted stock units(6)	• May defer up to 100%(5)

Meeting Fees	• $2,000 for each board meeting in excess of ten • $2,000 for each committee meeting in excess of ten	• Paid in cash • For 2016 board year, may elect to receive up to 100% in HPE Stock(4), which may be deferred for calendar year 2017(5)

Chairman of the Board Fee	• $200,000	• For 2016 board year, may elect to receive up to 100% in HPE Stock(4), which may be deferred for calendar year 2017(5)

Committee Chair Fees	• Lead independent director: $35,000 • Audit committee: $25,000 • HRC committee: $20,000 • All others: $15,000	• For 2016 board year, may elect to receive up to 100% in HPE Stock(4), which may be deferred for calendar year 2017(5)

Stock Ownership Guidelines	• 5x annual cash retainer ($500,000)	• Shares held by the director, directly or indirectly, and deferred vested RSUs are included in the stock ownership calculation • Must be met within five years of election to the Board

(1)
For purposes of determining director compensation, we use a compensation year that generally commences with the month in which the Annual Stockholders' Meeting is held, and ends the twelfth month after that date. This aligns with our Annual Stockholders' Meeting, but does not coincide with our November through October fiscal year. Therefore, the pay components for the director compensation program for fiscal 2016 reflect program guidelines during both the 2015 and 2016 board years. The 2015 board year began with the launch of HPE in November 2015 and ended in February 2016. The 2016 board year began in March 2016 and will continue until February 2017.
(2)
Annual cash retainer is paid in quarterly installments.
(3)
For the 2015 board year, directors were permitted to elect equity either entirely in RSUs or in equal values of RSUs and stock options.
(4)
Annual cash retainer and chairman or committee chair fees received in shares of HPE stock in lieu of cash, are delivered quarterly in four equal grants. Meeting fees received in shares of HPE stock are delivered at the end of the board year.
(5)
Deferral elections are made in December, and effective for the following calendar year. For calendar year 2016, directors could defer RSUs received in lieu of cash and up to $50,000 of cash. For calendar year 2017, directors were permitted to elect to defer all or a portion of any compensation received in the form of RSUs or shares of HPE stock.
(6)
RSUs generally vest on the earlier of the date of the annual shareholder meeting in the following year, or after one year from the date of grant. Directors receive dividend equivalent units with respect to RSUs.

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Non-employee directors are reimbursed for their expenses in connection with attending board meetings (including expenses related to spouses when spouses are invited to attend board events), and non-employee directors may use company aircraft for travel to and from board meetings and other company events, provided that the aircraft are not otherwise needed for direct business-related activities.

Fiscal 2016 Director Compensation

The following table provides information regarding compensation for directors who served during fiscal 2016:

Name	Fees Earned or Paid in Cash(1)(2)(3) ($)	Stock Awards(3)(4) ($)	All Other Compensation ($)	Total ($)
Patricia F. Russo	259,667	175,008		434,675

Daniel Ammann	103,886	175,008		278,894

Marc L. Andreessen	107,000	175,008		282,008

Michael J. Angelakis	120,869	175,008		295,877

Leslie A. Brun	127,863	175,008		302,871

Pamela L. Carter	105,886	175,008		280,894

Klaus Kleinfeld	66,667	175,008		241,675

Raymond J. Lane	74,667	175,008		249,675

Ann M. Livermore(5)	—	—		—

Raymond E. Ozzie	116,000	175,008		291,008

Gary M. Reiner	87,667	175,008		262,675

Lip-Bu Tan	101,886	175,008		276,894

Margaret C. Whitman(6)	—	—		—

Mary Agnes Wilderotter	94,183	175,008		269,191

(1)
Cash amounts included in the table above represent the portion of the annual retainers, committee chair fees, lead independent director fees, if applicable, chairman of the board fees and additional meeting fees earned with respect to service during fiscal 2016. See "Additional Information about Fees Earned or Paid in Cash in Fiscal 2016" below.
(2)
The amounts in this column also include the following compensation received in shares of HPE stock in lieu of cash during the 2016 board compensation year: Messrs. Andreessen and Kleinfeld received $33,333 in shares of HPE stock; Messrs. Lane and Tan and Ms. Russo each received $66,667 in shares of HPE stock; Mr. Reiner received $76,667 in shares of HPE stock.
(3)
The amounts in this column also include the following cash or stock awards that were deferred during fiscal 2016: Mr. Andreessen deferred $33,333 of cash and $116,667 of RSUs; Ms. Russo and Ms. Carter deferred $166,667 of RSUs.
(4)
Represents the grant date fair value of stock awards granted in fiscal 2016 calculated in accordance with applicable accounting standards relating to share-based payment awards. For awards of RSUs, that amount is calculated by multiplying the closing price of HPE's stock on the date of grant by the number of units awarded. For information on the assumptions used to calculate the value of the stock awards, refer to Note 5 to our "Consolidated & Combined Financial Statements" in our Annual Report on Form 10-K for the fiscal year ended October 31, 2016, as filed with the SEC on December 15, 2016. See "Additional Information about Non-Employee Director Equity Awards" below.
(5)
Ms. Livermore was an employee of HPE during fiscal 2016, and in that capacity, performed various tasks and worked on special projects, including acting as an advisor and providing executive support to the CEO. Accordingly, Ms. Livermore did not receive any separate compensation for her board service. However, Ms. Livermore was paid $850,032 in base salary, received bonuses totaling $1,062,500, and received other compensation totaling $90,856 with respect to her employment with HPE during fiscal 2016. She did not receive any equity awards in fiscal 2016. Ms. Livermore also participated in HPE's benefit programs during fiscal 2016.
(6)
Ms. Whitman served as President and CEO of HPE throughout fiscal 2016. Accordingly, she did not receive any compensation for her board service. Please see the "Executive Compensation" section for details regarding Ms. Whitman's fiscal 2016 compensation.

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Additional Information about Fees Earned or Paid in Cash in Fiscal 2016

The following table provides additional information regarding fees earned or paid in cash to non-employee directors in fiscal 2016:

Name	Annual Retainers(1) ($)	Committee Chair/ Chairman Fees(2) ($)	Additional Meeting Fees(3) ($)	Total ($)
Patricia F. Russo	100,000	151,667	8,000	259,667

Daniel Ammann	99,886	—	4,000	103,886

Marc L. Andreessen	100,000	5,000	2,000	107,000

Michael J. Angelakis	99,886	14,983	6,000	120,869

Leslie A. Brun	99,886	19,977	8,000	127,863

Pamela L. Carter	99,886	—	6,000	105,886

Klaus Kleinfeld	66,667	—	—	66,667

Raymond J. Lane	66,667	—	8,000	74,667

Raymond E. Ozzie	100,000	10,000	6,000	116,000

Gary M. Reiner	66,667	15,000	6,000	87,667

Lip-Bu Tan	99,886	—	2,000	101,886

Mary Agnes Wilderotter	72,146	18,037	4,000	94,183

(1)
The dollar amounts shown include annual cash retainers earned for service during the 2015 board compensation year and annual cash retainers earned for service during the first eight months of the 2016 board compensation year. Messrs. Ammann, Angelakis, Brun, and Tan, and Ms. Carter joined the Board as of November 1, 2015. Ms. Wilderotter joined the Board as of February 10, 2016.
(2)
Committee chair fees are calculated based on service during each board compensation year. The dollar amounts shown include such fees earned for service during the 2015 board compensation year and fees earned for service during the first eight months of the 2016 board compensation year.
(3)
Additional meeting fees are calculated based on the number of designated board meetings and the number of committee meetings attended during each board compensation year. The dollar amounts shown include additional meeting fees earned for meetings attended during the 2015 board compensation year and additional meeting fees earned for meetings attended during the first eight months of the 2016 board compensation year.

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Additional Information about Non-Employee Director Equity Awards

The following table provides additional information regarding non-employee director equity awards, including the stock awards and option awards made to non-employee directors during fiscal 2016, the grant date fair value of each of those awards, and the number of stock awards and option awards outstanding as of the end of fiscal 2016:

Name	Stock Awards Granted During Fiscal 2016 (#)	Grant Date Fair Value of Stock and Option Awards Granted During Fiscal 2016(1) ($)	Stock Awards Outstanding at Fiscal Year End(2) (#)	Option Awards Outstanding at Fiscal Year End (#)
Patricia F. Russo	10,169	175,008	47,112	—

Daniel Ammann	10,169	175,008	14,353	—

Marc L. Andreessen	10,169	175,008	90,286	—

Michael J. Angelakis	10,169	175,008	14,353	—

Leslie A. Brun	10,169	175,008	14,353	—

Pamela L. Carter	10,169	175,008	14,353	—

Klaus Kleinfeld	10,169	175,008	10,225	35,177

Raymond J. Lane	10,169	175,008	10,225	359,706

Raymond E. Ozzie	10,169	175,008	10,225	—

Gary M. Reiner	10,169	175,008	10,225	186,840

Lip-Bu Tan	10,169	175,008	14,353	—

Mary Agnes Wilderotter	10,169	175,008	10,225	—

(1)
Represents the grant date fair value of stock and option awards granted in fiscal 2016 calculated in accordance with applicable accounting standards. For awards of RSUs, that number is calculated by multiplying the closing price of HPE's stock on the date of grant by the number of units awarded. For information on the assumptions used to calculate the fair value of the awards, refer to Note 5 to our "Consolidated & Combined Financial Statements" in our Annual Report on Form 10-K for the fiscal year ended October 31, 2016, as filed with the SEC on December 15, 2016.
(2)
Includes dividend equivalent units accrued with respect to outstanding awards of RSUs during fiscal 2016.

Non-employee Director Stock Ownership Guidelines

Under our stock ownership guidelines, non-employee directors are required to accumulate, within five years of election to the Board, shares of Hewlett Packard Enterprise stock equal in value to at least five times the amount of their annual cash retainer. Service on the HP Co. Board of Directors immediately prior to the separation is recognized for purposes of such five-year period. Shares counted toward these guidelines include any shares held by the director directly or indirectly, including deferred vested awards.

All non-employee directors with more than five years of service have met our stock ownership guidelines and all non-employee directors with less than five years of service have either met, or are on track to meet, our stock ownership guidelines within the required time based on current trading prices of HPE's stock.

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2017 PROXY STATEMENT

Corporate Governance (continued)

STOCK OWNERSHIP INFORMATION

Common Stock Ownership of Certain Beneficial Owners and Management

The following table sets forth information as of December 31, 2016 concerning beneficial ownership by:

  •
  holders of more than 5% of Hewlett Packard Enterprise's outstanding shares of common stock;

  •
  our directors and nominees;

  •
  each of the named executive officers listed in the Summary Compensation Table on page 73; and

  •
  all of our directors and executive officers as a group.

The information provided in the table is based on our records, information filed with the SEC and information provided to Hewlett Packard Enterprise, except where otherwise noted.

The number of shares beneficially owned by each entity or individual is determined under SEC rules, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the entity or individual has sole or shared voting or investment power and also any shares that the entity or individual has the right to acquire as of February 29, 2017 (60 days after December 31, 2016) through the exercise of any stock options, through the vesting and settlement of RSUs payable in shares, or upon the exercise of other rights. Beneficial ownership excludes options or other rights vesting after February 29, 2017 and any RSUs vesting or settling on or before February 29, 2017 that may be payable in cash or shares at Hewlett Packard Enterprise's election. Unless otherwise indicated, each person has sole voting and investment power (or shares such powers with his or her spouse) with respect to the shares set forth in the following table.

22 |	HEWLETT PACKARD ENTERPRISE

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Corporate Governance (continued)

Beneficial Ownership Table

NAME OF BENEFICIAL OWNER	SHARES OF COMMON STOCK BENEFICIALLY OWNED	PERCENT OF COMMON STOCK OUTSTANDING

BlackRock(1)	93,619,671	5.6%

Dodge & Cox(2)	217,529,528	12.5%

The Vanguard Group(3)	102,891,625	5.9%

Daniel Ammann	4,128	*

Marc L. Andreessen(4)	95,722	*

Michael J. Angelakis(5)	38,128	*

Leslie A. Brun	4,128	*

Pamela L. Carter	4,128	*

Klaus Kleinfeld(6)	47,739	*

Raymond J. Lane(7)	523,442	*

Ann M. Livermore(8)	70,444	*

Raymond E. Ozzie	19,442	*

Gary M. Reiner(9)	219,216	*

Patricia F. Russo(10)	52,206	*

Lip-Bu Tan	7,694	*

Margaret C. Whitman(11)	8,029,653	*

Mary A. Wilderotter	—	*

Christopher P. Hsu(12)	631,318	*

Michael G. Nefkens(13)	1,596,332	*

Antonio F. Neri(14)	621,963	*

Timothy C. Stonesifer(15)	311,279	*

Robert Youngjohns(16)	311,871	*

All current executive officers and directors as a group (23 persons)(17)	14,298,063	*

*
Represents holdings of less than 1% based on 1,664,856,442 outstanding shares of common stock as of December 31, 2016.

(1)
Based on the most recently available Schedule 13G/A filed with the SEC on January 23, 2017 by BlackRock, Inc. According to its Schedule 13G/A, BlackRock, Inc. reported having sole voting power over 79,270,720 shares, shared voting power over 4,184 shares, sole dispositive power over 93,615,487 shares and shared dispositive power over 4,184 shares beneficially owned. The Schedule 13G/A contained information as of December 31, 2016 and may not reflect current holdings of HPE's stock. The address for BlackRock, Inc. is 55 East 52nd Street, New York, New York 10055.

(2)
Based on the most recently available Schedule 13G/A filed with the SEC on February 12, 2016 by Dodge & Cox. According to its Schedule 13G/A, Dodge & Cox reported having sole voting power over 209,665,719 shares, shared voting power over no shares, sole dispositive power over 217,529,528 shares and shared dispositive power over no shares. The securities reported on the Schedule 13G/A are beneficially owned by clients of Dodge & Cox, which clients may include investment companies registered under the Investment Company Act of 1940 and other managed accounts, and which clients have the right to receive or the power to direct the receipt of dividends from, and the proceeds from the sale of, HPE's stock. The Schedule 13G/A contained information as of December 31, 2015 and may not reflect current holdings of HPE's stock. The address of Dodge & Cox is 555 California Street, 40th Floor, San Francisco, California 94104.

(3)
Based on the most recently available Schedule 13G filed with the SEC on February 16, 2016 by The Vanguard Group, Inc. ("Vanguard"). According to its Schedule 13G, Vanguard reported having sole voting power over 3,344,660 shares, shared voting power over 183,000 shares, sole dispositive power over 99,350,489 shares and shared dispositive power over 3,541,136 shares. The Schedule 13G contained information as of December 31, 2015 and may not reflect current holdings of HPE's stock. The address for Vanguard is The Vanguard Group, 100 Vanguard Blvd., Malvern, PA 19355.

(4)
Includes 80,062 shares that Mr. Andreessen elected to defer receipt of until the termination of his service as a member of the Board.

(5)
Represents 38,128 shares that Mr. Angelakis holds indirectly with his spouse.

(6)
Includes 35,177 shares that Mr. Kleinfeld has the right to acquire by exercise of stock options.

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2017 PROXY STATEMENT

Corporate Governance (continued)

(7)
Includes 359,706 shares that Mr. Lane has the right to acquire by exercise of stock options.

(8)
Includes 56,727 shares that Ms. Livermore holds indirectly through a trust with her spouse.

(9)
Includes 186,840 shares that Mr. Reiner has the right to acquire by exercise of stock options.

(10)
Includes 36,888 shares that Ms. Russo elected to defer receipt of until the termination of her service as a member of the Board.

(11)
Includes 66 shares held by Ms. Whitman indirectly through a trust and 6,733,615 shares that Ms. Whitman has the right to acquire by exercise of stock options.

(12)
Includes 446,543 shares that Mr. Hsu has the right to acquire by exercise of stock options.

(13)
Includes 1,012,000 shares held by Mr. Nefkens indirectly through a trust and 1,154,044 shares that Mr. Nefkens has the right to acquire by exercise of stock options.

(14)
Includes 434,128 shares that Mr. Neri has the right to acquire by exercise of stock options.

(15)
Includes 167,844 shares that Mr. Stonesifer has the right to acquire by exercise of stock options.

(16)
Includes 104,475 shares that Mr. Youngjohns has the right to acquire by exercise of stock options.

(17)
Includes 10,982,152 shares that current executive officers and directors have the right to acquire.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act, requires our directors, executive officers and holders of more than 10% of Hewlett Packard Enterprise's stock to file reports with the SEC regarding their ownership and changes in ownership of our securities. Based upon our examination of the copies of Forms 3, 4, and 5, and amendments thereto furnished to us and the written representations of our directors, executive officers and 10% stockholders, we believe that, during fiscal 2016, our directors, executive officers and 10% stockholders complied with all Section 16(a) filing requirements.

RELATED PERSONS TRANSACTIONS POLICIES AND PROCEDURES

We have adopted a written policy for approval of transactions between us and our directors, director nominees, executive officers, beneficial owners of more than five percent (5%) of Hewlett Packard Enterprise's stock, and their respective immediate family members where the amount involved in the transaction exceeds or is expected to exceed $120,000 in a single 12-month period and such "related persons" have or will have a direct or indirect material interest (other than solely as a result of being a director or a less than ten percent (10%) beneficial owner of another entity).

The policy provides that the NGSR Committee reviews certain transactions subject to the policy and decides whether or not to approve or ratify those transactions. In doing so, the NGSR Committee determines whether the transaction is in the best interests of Hewlett Packard Enterprise. In making that determination, the NGSR Committee takes into account, among other factors it deems appropriate:

  •
  the extent of the related person's interest in the transaction;

  •
  whether the transaction is on terms generally available to an unaffiliated third party under the same or similar circumstances;

  •
  the benefits to Hewlett Packard Enterprise;

  •
  the impact or potential impact on a director's independence in the event the related party is a director, an immediate family member of a director or an entity in which a director is a partner, 10% stockholder or executive officer;

  •
  the availability of other sources for comparable products or services; and

  •
  the terms of the transaction.

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Corporate Governance (continued)

The NGSR Committee has delegated authority to the chair of the NGSR Committee to pre-approve or ratify transactions where the aggregate amount involved is expected to be less than $1 million. A summary of any new transactions pre-approved by the chair is provided to the full NGSR Committee for its review at each of the NGSR Committee's regularly scheduled meetings.

The NGSR Committee has adopted standing pre-approvals under the policy for limited transactions with related persons.

Pre-approved transactions include:

  1.
  compensation of executive officers that is excluded from reporting under SEC rules where the HRC Committee approved (or recommended that the Board approve) such compensation;

  2.
  director compensation;

  3.
  transactions with another company with a value that does not exceed the greater of $1 million or 2% of the other company's annual revenues, where the related person has an interest only as an employee (other than executive officer), director or beneficial holder of less than 10% of the other company's shares;

  4.
  contributions to a charity in an amount that does not exceed $1 million or 2% of the charity's annual receipts, where the related person has an interest only as an employee (other than executive officer) or director; and

  5.
  transactions where all stockholders receive proportional benefits.

A summary of new transactions covered by the standing pre-approvals described in paragraphs 3 and 4 above is provided to the NGSR Committee for its review in connection with that committee's regularly scheduled meetings.

Fiscal 2016 Related Person Transactions

We enter into commercial transactions with many entities for which our executive officers or directors serve as directors and/or executive officers in the ordinary course of our business. All of those transactions were pre-approved transactions as defined above or were ratified by the NGSR Committee or our Parent's NGSR Committee. Hewlett Packard Enterprise considers all pre-approved or ratified transactions to have been at arm's-length and does not believe that any of our executive officers or directors had a material direct or indirect interest in any of such commercial transactions. In addition, Mr. Lane's daughter, Kristi Rawlinson, serves as a non-executive employee of Hewlett Packard Enterprise. Prior to becoming an employee in 2013, Ms. Rawlinson previously served as a consultant to ArcSight Inc. and, subsequently, HP Inc., following its acquisition of ArcSight. The amount received by Ms. Rawlinson in her role at Hewlett Packard Enterprise totaled approximately $165,000 in fiscal 2016.

GOVERNANCE DOCUMENTS

We maintain a code of business conduct and ethics for directors, officers and employees known as our Standards of Business Conduct. We also have adopted Corporate Governance Guidelines, which, in conjunction with our Certificate of Incorporation, Bylaws and respective charters of the Board committees, form the framework for our governance. All of these documents are available at investors.hpe.com/governance for review, downloading and printing. We will post on this website any amendments to the Standards of Business Conduct or waivers of the Standards of Business Conduct for directors and executive officers. Stockholders may request free printed copies of our Certificate of Incorporation, Bylaws, Standards of Business Conduct,

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2017 PROXY STATEMENT

Corporate Governance (continued)

Corporate Governance Guidelines and charters of the committees of the Board by contacting: Hewlett Packard Enterprise Company, Attention: Investor Relations, 3000 Hanover Street, Palo Alto, California 94304, www.investors.hpe.com/.

COMMUNICATIONS WITH THE BOARD

Individuals may communicate with the Board by contacting: Secretary to the Board of Directors, 3000 Hanover Street, MS 1050, Palo Alto, California 94304, e-mail: bod-hpe@hpe.com.

All directors have access to this correspondence. In accordance with instructions from the Board, the Secretary to the Board reviews all correspondence, organizes the communications for review by the Board and posts communications to the full Board or to individual directors, as appropriate. Our independent directors have requested that certain items that are unrelated to the Board's duties, such as spam, junk mail, mass mailings, solicitations, resumes and job inquiries, not be posted.

Communications that are intended specifically for the Chair of the Board, independent directors or the non-employee directors should be sent to the e-mail address or street address noted above, to the attention of the Chair of the Board.

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Proposals To Be Voted On

Proposal No. 1:	Election of Directors

On the recommendation of the NGSR Committee, the Board has nominated the 14 persons named below for election as directors this year, each to serve for a one-year term or until the director's successor is elected and qualified.

DIRECTOR NOMINEE EXPERIENCE AND QUALIFICATIONS

The Board annually reviews the appropriate skills and characteristics required of directors in the context of the current composition of the Board, our operating requirements, and the long-term interests of our stockholders. The Board believes that its members should possess a variety of skills, professional experience and backgrounds in order to effectively oversee our business. In addition, the Board believes that each director should possess certain attributes, as reflected in the Board membership criteria described below.

Our Corporate Governance Guidelines contain the current Board membership criteria that apply to nominees recommended for a position on the Board. Under those criteria, members of the Board should have the highest professional and personal ethics and values, consistent with our long-standing values and standards. They should have broad experience at the policy-making level in business, government, education, technology or public service. They should be committed to enhancing stockholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. In addition, the NGSR Committee takes into account a potential director's ability to contribute to the diversity of background and experience represented on the Board, and it reviews its effectiveness in balancing these considerations when assessing the composition of the Board. Directors' service on other boards of public companies should be limited to a number that permits them, given their individual circumstances, to perform responsibly all director duties. Each director must represent the interests of all of our stockholders. Although the Board uses these and other criteria as appropriate to evaluate potential nominees, it has no stated minimum criteria for nominees.

The Board believes that all the nominees named below are highly qualified and have the skills and experience required for effective service on the Board. The nominees' individual biographies below contain information about their experience, qualifications and skills that led the Board to nominate them.

All of the nominees have indicated to us that they will be available to serve as directors. In the event that any nominee should become unavailable, the proxy holders, Margaret C. Whitman, Timothy C. Stonesifer and John F. Schultz, will vote for a nominee or nominees designated by the Board, or the Board may decrease the size of the Board.

There are no family relationships among our executive officers and directors.

✓	Our Board recommends a vote FOR the election to the Board of each of the following nominees.

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Proposals To Be Voted On (continued)

Our 14 current directors have been nominated for re-election at the annual meeting to hold office until the 2018 annual meeting. The following provides a snapshot of the diversity, skills and experience of our director nominees, followed by summary information about each individual nominee.

Board Diversity

Nominee Skills and Experience

Core Qualifications possessed by all of our director nominees

✓

High professional and personal ethics, consistent with our long-standing values and standards

✓

Sound business judgment

✓

Commitment to enhancing stockholder value

✓

Ability to devote sufficient time and attention to carry out board duties

✓

Leadership experience

✓

Broad experience at the policy-making level in business, government, education, technology or public service

12 of our nominees are independent by NYSE standards	11 have technology sector experience

10 have CEO or general management experience	12 have experience serving on other public company boards

7 have investor experience	5 have CFO or significant financial experience

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Proposals To Be Voted On (continued)

Hewlett Packard Enterprise Company 2017 Board of Directors Nominees

NAME	AGE	HPE DIRECTOR SINCE	NOTEWORTHY EXPERIENCE	NYSE INDEPENDENT	OTHER CURRENT PUBLIC COMPANY BOARDS

Daniel Ammann	44	2015	President, General Motors Company	Yes

Marc L. Andreessen	45	2015	Co-Founder, AH Capital Management, LLC, doing business as Andreessen Horowitz	Yes	Facebook, Inc.

Michael J. Angelakis	52	2015	Chairman and Chief Executive Officer of Atairos Management; Senior Advisor to the Executive Management Committee, Comcast Corporation; former Vice Chairman and Chief Financial Officer, Comcast Corporation	Yes	Duke Energy Groupon, Inc. TriNet Group, Inc.

Leslie A. Brun	64	2015	Chairman and Chief Executive Officer, Sarr Group, LLC; former Managing Director and Head of Investor Relations for CCMP Capital Advisors, LLC; Founder and former Chairman and Chief Executive Officer for Hamilton Lane Advisors	Yes	CDK Global, Inc. Broadridge Financial Solutions Merck & Co., Inc.

Pamela L. Carter	67	2015	Former Vice President of Cummins Inc.; former President of the Cummins Distribution business unit	Yes	Spectra Energy Corp. CSX Corp.

Klaus Kleinfeld	59	2015	Chairman and Chief Executive Officer, Arconic Inc.; former Chairman and Chief Executive Officer, Alcoa Inc.; former Chief Executive Officer and President, Siemens Corporation	Yes	Arconic Inc. Morgan Stanley

Raymond J. Lane	70	2015	Partner Emeritus, Kleiner Perkins Caufield & Byers Managing Partner, GreatPoint Ventures	Yes

Ann M. Livermore	58	2015	Former Executive Vice President, Enterprise Business, Hewlett-Packard Company	No	United Parcel Service, Inc. Qualcomm

Raymond E. Ozzie	61	2015	Chief Executive Officer, Talko, Inc.; former Chief Software Architect, Microsoft Corporation	Yes

Gary M. Reiner	62	2015	Operating Partner, General Atlantic; former Senior Vice President and Chief Information Officer, General Electric Company	Yes	Citigroup Inc. Box, Inc.

Patricia F. Russo	64	2015	Former Chief Executive Officer, Alcatel-Lucent	Yes	Arconic Inc. General Motors Company Merck & Co., Inc. KKR Management LLC

Lip-Bu Tan	57	2015	President and Chief Executive Officer, Cadence Design Systems; Founder and Chairman, Walden International	Yes	Cadence Design Systems Ambarella Inc.* Semiconductor Manufacturing International Corp* Quantenna Communication, Inc.

Margaret C. Whitman	60	2015	President and Chief Executive Officer, Hewlett Packard Enterprise Company; former Chairman, President and Chief Executive Officer, Hewlett-Packard Company	No	The Procter & Gamble Company HP Inc.

Mary A. Wilderotter	62	2016	Former Executive Chairman and Retired Chief Executive Officer, Frontier Communications Corporation	Yes	Costco Wholesale Corporation Juno Therapeutics Inc.

*
Mr. Tan does not intend to seek re-election to the Board of Directors of Ambarella Inc. at the company's 2017 annual meeting of stockholders. In the weeks following the date of this proxy statement, Mr. Tan plans to discuss with Semiconductor Manufacturing International Corp. his future service on its board of directors, in light of his lengthy tenure on such board as well as his desire to re-assess the number of boards on which he serves.

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Proposals To Be Voted On (continued)

Daniel Ammann
Recent Career

Mr. Ammann has served as the President of General Motors Company, an automotive company, since January 2014. From April 2011 to January 2014, Mr. Ammann served as Chief Financial Officer and Executive Vice President of General Motors. Mr. Ammann joined General Motors in May 2010 as Vice President of Finance and Treasurer, a role he served in until April 2011.

Committee Membership: Finance and Investment

Public Directorships	Key Skills and Qualifications
None	• significant operational experience in global consumer, manufacturing and financial industries
• valuable insight into customer financial services gained through his leadership over the rebuilding of the captive finance company of General Motors Company
• executive experience helping lead an international, multibillion dollar company through a financial transformation including an initial public offering
• in-depth knowledge of financial statements, instruments, and strategy from roles as Treasurer and CFO at General Motors Company

Marc L. Andreessen
Recent Career

Mr. Andreessen is a co-founder of AH Capital Management, LLC, doing business as Andreessen Horowitz, a venture capital firm founded in July 2009. From 1999 to 2007, Mr. Andreessen served as Chairman of Opsware, Inc., a software company that he co-founded. During a portion of 1999, Mr. Andreessen served as Chief Technology Officer of America Online, Inc., a software company. Mr. Andreessen co-founded Netscape Communications Corporation, a software company, and served in various positions, including Chief Technology Officer and Executive Vice President of Products, from 1994 to 1999.

Committee Membership: Finance and Investment; Technology

Public Directorships *	Key Skills and Qualifications
Current Service • Facebook, Inc. Former Service • eBay • Hewlett-Packard Company

•

extensive experience as an Internet entrepreneur

•

recognized expert and visionary in the IT industry

•

extensive leadership, consumer industry, and technical expertise

•

valuable insight and experience from serving on the boards of both public and private technology companies

*
Facebook, Inc. is an online social networking service, eBay is an e-commerce company, and Hewlett-Packard Company (now HP Inc.) is an information technology company and the former parent of Hewlett Packard Enterprise.

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Proposals To Be Voted On (continued)

Michael J. Angelakis
Recent Career

Mr. Angelakis has served as Chairman and Chief Executive Officer of Atairos Management, an investment firm, since January 2016. Additionally, Mr. Angelakis has served as a senior advisor to the executive management committee of Comcast Corporation, a media and technology company, since July 2015. Previously, Mr. Angelakis served from November 2011 to July 2015 as Vice Chairman of Comcast and from March 2007 to July 2015 as Chief Financial Officer of Comcast. From 1999 to 2007, Mr. Angelakis was a Managing Director at Providence Equity Partners, LLC, a media and communications investment firm.

Committee Membership: Audit; Finance and Investment (Chair)

Public Directorships *	Key Skills and Qualifications
Current Service • Duke Energy • Groupon, Inc. • TriNet Group, Inc. Former Service • NBC Universal

•

decades of investment, financial and managerial experience in the media and telecommunications industries

•

repeatedly recognized as one of America's best CFOs

•

extensive understanding of the financial, operational and technological concerns important to a complex global operation

*
Duke Energy is an energy company, Groupon is an e-commerce company, TriNet Group is a provider of human resource solutions, and NBC Universal is a media and entertainment company.

Leslie A. Brun
Recent Career

Mr. Brun has served as the Chairman and Chief Executive Officer of Sarr Group, LLC, an investment holding company, since March 2006. He is also a Senior Advisor of G100 Companies as of 2016. From August 2011 to December 2013, Mr. Brun was managing director and head of investor relations for CCMP Capital Advisors, LLC, a private equity firm. Previously, from January 1991 to May 2005, Mr. Brun served as founder, Chairman and Chief Executive Officer for Hamilton Lane Advisors, a private markets investment firm, and from April 1988 to September 1990 as co-founder and managing director of investment banking at Fidelity Bank in Philadelphia.

Committee Membership: Audit; HR and Compensation (Chair)

Public Directorships *	Key Skills and Qualifications
Current Service • CDK Global, Inc. (Chair) • Broadridge Financial Solutions (Chair) • Merck & Co., Inc. Former Service • Automatic Data Processing, Inc.

•

robust business experience from a long career as an investment banker and CEO

•

advisory experience and knowledge of corporate governance from his service as a chairman and director on various public company boards

•

valuable financial, management, investor relations, and operational advice and expertise

*
CDK Global, Inc. is a technology solutions company, Broadridge Financial Solutions is a financial industry servicing company, Merck & Co., Inc. is a pharmaceuticals company, and Automatic Data Processing, Inc. is a business outsourcing services company.

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Proposals To Be Voted On (continued)

Pamela L. Carter
Recent Career

Pamela Carter has served as President of Cummins Distribution Business, a multi-billion dollar global division of Cummins Inc., a global manufacturer of diesel engines and related technologies. She held this position from 2008 until her retirement in 2015. She served as Vice-President and then President of Cummins Filtration, and as Vice-President for EMEA, as an expatriate living in Belgium from 2000-2007. Prior to that, Ms. Carter served as Vice President and General Counsel from 1997 to 2000.

Before joining Cummins Inc., Ms. Carter was elected Attorney General of the State of Indiana from 1993 to 1997. She is the first female African American to be elected to this position in the United States.

Committee Membership: Audit; HR and Compensation

Public Directorships *	Key Skills and Qualifications
Current Service • Spectra Energy Corp. • CSX Corp.

•

global, strategic, operational and transformational leadership capability and expertise

•

extensive knowledge of corporate governance from her board roles including her service as Corporate Governance Chairwoman and member of the Compensation Committee at Spectra Energy Corp.

*
Spectra Energy Corp. is a natural gas company and CSX Corp, is a rail-based freight transportation company.

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Proposals To Be Voted On (continued)

Klaus Kleinfeld
Recent Career

Mr. Kleinfeld is Chairman and Chief Executive Officer of Arconic Inc., global leader in multi-materials innovation, precision engineering and advanced manufacturing for major markets, including airframe structures, aero engines, automotive, commercial transportation and building and construction. Arconic launched on November 1, 2016, when Alcoa Inc. separated into two independent, publicly traded companies: Arconic and Alcoa Corporation. Previously, Mr. Kleinfeld served as Alcoa's Chairman and Executive Officer from 2010, as its President and Chief Executive Officer from 2008 to 2010, and as its President and Chief Operating Officer from 2007 through 2008. Before his tenure at Alcoa, Mr. Kleinfeld served for twenty years at Siemens AG, from 1987 to 2007, in roles which included Chief Executive Officer and President, member of the Managing Board, and Executive Vice President and Chief Operating Officer of Siemens AG's principal U.S. subsidiary, Siemens Corporation.

Committee Membership: HR and Compensation; Nominating, Governance and Social Responsibility

Public Directorships *	Key Skills and Qualifications
Current Service • Arconic Inc. • Morgan Stanley Former Service • Alcoa Inc. • Bayer AG • Hewlett-Packard Company

•

extensive international and senior executive experience

•

strong leadership and corporate governance experience from his service on other public company boards, including as Chairman of Arconic Inc.

•

robust understanding of business development, operations and strategic planning at complex multinational organizations

*
Arconic Inc. is an engineering and manufacturing company, Morgan Stanley is a financial services corporation, Alcoa Inc. was a metals and manufacturing company, Bayer AG is a chemicals and pharmaceuticals company, and Hewlett-Packard Company (now HP Inc.) is an information technology company and the former parent of Hewlett Packard Enterprise.

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Proposals To Be Voted On (continued)

Raymond J. Lane
Recent Career

Mr. Lane served as executive Chairman of Hewlett-Packard Company from September 2011 to April 2013 and as non-executive Chairman of Hewlett-Packard Company from November 2010 to September 2011. Since April 2013, Mr. Lane has served as Partner Emeritus of Kleiner Perkins Caufield & Byers, a private equity firm, after having previously served as one of its Managing Partners from 2000 to 2013. Mr. Lane also currently serves as Managing Partner of GreatPoint Ventures, a fund focused on using resources more efficiently, living longer and healthier lives, and increasing productivity. Prior to joining Kleiner Perkins, Mr. Lane was President and Chief Operating Officer and a director of Oracle Corporation, a software company. Before joining Oracle in 1992, Mr. Lane was a senior partner of Booz Allen Hamilton, a consulting company. Prior to Booz Allen Hamilton, Mr. Lane served as a division vice president with Electronic Data Systems Corporation, an IT services company that Hewlett-Packard Company acquired in August 2008. He was with IBM Corporation from 1970 to 1977. Mr. Lane served as Chairman of the Board of Trustees of Carnegie Mellon University from July 2009 to July 2015. He also serves as Vice Chairman of Special Olympics International.

Committee Membership: Finance and Investment; Technology

Public Directorships *	Key Skills and Qualifications
Former Service • Quest Software, Inc. • Hewlett-Packard Company

•

significant experience as an early stage venture capital investor, principally in the information technology industry

•

valuable insight into worldwide operations, management and the development of corporate strategy

•

corporate governance experience from his service on other public company boards

*
Quest Software, Inc. was a software company before its acquisition by Dell Inc., a computer technology company, and Hewlett-Packard Company (now HP Inc.) is an information technology company and the former parent of Hewlett Packard Enterprise.

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Proposals To Be Voted On (continued)

Ann M. Livermore
Recent Career

Ms. Livermore served as Executive Vice President of the former HP Enterprise Business from 2004 until June 2011, and served as an Executive Advisor to our Chief Executive Officer between then and 2016. Prior to that, Ms. Livermore served in various other positions with Hewlett-Packard Company in marketing, sales, research and development, and business management since joining the company in 1982.

Committee Membership: Finance and Investment

Public Directorships *	Key Skills and Qualifications
Current Service • United Parcel Service, Inc. • Qualcomm Former Service • Hewlett-Packard Company

•

extensive experience in senior leadership positions from nearly 35 years at Hewlett-Packard Company

•

vast knowledge and experience in the areas of technology, marketing, sales, research and development and business management

•

knowledge of enterprise customers and their IT needs

•

corporate governance experience from her service on other public company boards

*
United Parcel Service, Inc. is a package delivery and logistics company, Qualcomm is a semiconductor and telecommunications equipment company, and Hewlett-Packard Company (now HP Inc.) is an information technology company and the former parent of Hewlett Packard Enterprise.

Raymond E. Ozzie
Recent Career

Mr. Ozzie is a software entrepreneur who early in his career created a pioneering product for communications and productivity, Lotus Notes. He most recently served as Chief Executive Officer of Talko Inc., a company delivering mobile communications applications and services for business, acquired by Microsoft Corporation in December 2015. Previously, Mr. Ozzie served as Chief Software Architect of Microsoft Corporation from 2006 until December 2010, after having served as Chief Technical Officer of Microsoft from 2005 to 2006. Mr. Ozzie joined Microsoft in 2005 after Microsoft acquired Groove Networks, Inc., a collaboration software company he founded in 1997.

Committee Membership: Finance and Investment; Technology (Chair)

Public Directorships *	Key Skills and Qualifications
Former Service • Hewlett-Packard Company

•

recognized software industry executive and entrepreneur with significant experience in the software industry

•

extensive leadership and technical expertise from positions at IBM, Microsoft, Talko, and Groove Networks

*
Hewlett-Packard Company (now HP Inc.) is an information technology company and the former parent of Hewlett Packard Enterprise.

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Gary M. Reiner
Recent Career

Mr. Reiner has served as Operating Partner at General Atlantic LLC, a private equity firm, since November 2011. Previously, Mr. Reiner served as Special Advisor to General Atlantic LLC from September 2010 to November 2011. Prior to that, Mr. Reiner served as Senior Vice President and Chief Information Officer at General Electric Company, a technology, media and financial services company, from 1996 until March 2010. Mr. Reiner previously held other executive positions with General Electric since joining the company in 1991. Earlier in his career, Mr. Reiner was a partner at Boston Consulting Group, a consulting company, where he focused on strategic and process issues for technology businesses.

Committee Membership: Finance and Investment; Nominating, Governance and Social Responsibility (Chair); Technology

Public Directorships *	Key Skills and Qualifications
Current Service • Box Inc. • Citigroup Inc. Former Service • Genpact Limited • Hewlett-Packard Company

•

deep insight into how IT can help global companies succeed through his many years of experience as Chief Information Officer at General Electric

•

decades of experience driving corporate strategy, information technology and best practices across complex organizations

•

experience in private equity investing, with a particular focus on the IT industry

*
CitiGroup Inc. is an investment banking and financial services corporation, Genpact Limited is an outsourcing and information technology services company, Box Inc. is a software company, and Hewlett-Packard Company (now HP Inc.) is an information technology company and the former parent of Hewlett Packard Enterprise.

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Patricia F. Russo
Recent Career

Ms. Russo has served as the Chair of our Board of Directors since November 2015. Previously, Ms. Russo served as the Lead Independent Director of Hewlett-Packard Company from July 2014 to November 2015. Ms. Russo served as Chief Executive Officer of Alcatel-Lucent, a communications company, from 2006 to 2008. Previously, Ms. Russo served as Chairman of Lucent Technologies Inc., a communications company, from 2003 to 2006 and Chief Executive Officer and President of Lucent from 2002 to 2006.

Committee Membership: None

Public Directorships *	Key Skills and Qualifications
Current Service • Arconic Inc. • General Motors Company • Merck & Co., Inc. • KKR Management LLC Former Service • Alcoa Inc. • Hewlett-Packard Company

•

extensive global business experience

•

broad understanding of the technology industry

•

strong management skills and operational expertise

•

executive experience with a wide range of issues including mergers and acquisitions and business restructurings as she led Lucent's recovery through a severe industry downturn and later a merger with Alcatel

•

strong leadership and corporate governance experience from robust service on other public company boards

*
Arconic Inc. is an engineering and manufacturing company, General Motors Company is an automotive company, Merck & Co., Inc. is a pharmaceuticals company, KKR Management LLC is the managing partner of KKR & Co., L.P., an investment firm, Alcoa Inc. is a metals and manufacturing company, and Hewlett-Packard Company (now HP Inc.) is an information technology company and the former parent of Hewlett Packard Enterprise.

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Lip-Bu Tan
Recent Career

Mr. Tan has served as the President and Chief Executive Officer of Cadence Design Systems, an electronic design automation company, since 2009. Mr. Tan has also served as Founder and Chairman of Walden International, a venture capital firm, since 1987.

Committee Membership: Nominating, Governance and Social Responsibility; Technology

Public Directorships *	Key Skills and Qualifications
Current Service

•

Cadence Design Systems

•

Ambarella Inc.
(does not intend to seek re-election for upcoming board year)

•

Semiconductor Manufacturing International Corp.†

•

Quantenna Communication, Inc.

Former Service

•

SINA

•

Flextronics International

•

Inphi Corporation

•

United Overseas Bank in Singapore

•

decades of experience pioneering venture capital investment in technology in the Asia-Pacific region

•

corporate governance experience from service on numerous public and private boards of technology companies

•

robust understanding of the electronic design and semiconductor industries

•

extensive experience analyzing investments, managing companies and leading developments in the global technology industry

*
Cadence Design Systems is an electronic design automation company, Ambarella Inc. is a video compression and image processing company (Mr. Tan does not intend to seek re-election to the board of directors of Ambarella, Inc. at its 2017 annual meeting of stockholders), Quantenna Communication, Inc. is a WiFi fabless semiconductor company, Semiconductor Manufacturing International Corp. is a semiconductor company, SINA is a media company, Flextronics International is an electronics manufacturing company, Inphi Corporation is a semiconductor company, and United Overseas Bank in Singapore is a bank.

†
In the weeks following the date of this proxy statement, Mr. Tan plans to discuss with Semiconductor Manufacturing International Corp. his future service on its board of directors, in light of his lengthy tenure on such board as well as his desire to re-assess the number of boards on which he serves.

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Margaret C. Whitman
Recent Career

Ms. Whitman has served as President and Chief Executive Officer of Hewlett Packard Enterprise since November 2015. Prior to that, Ms. Whitman served as President, Chief Executive Officer, and Chair of Hewlett-Packard Company from July 2014 to November 2015 and President and Chief Executive Officer of Hewlett-Packard Company from September 2011 to November 2015. From March 2011 to September 2011, Ms. Whitman served as a part-time strategic advisor to Kleiner Perkins Caufield & Byers, a private equity firm. Previously, Ms. Whitman served as President and Chief Executive Officer of eBay Inc., an online marketplace, from 1998 to 2008. Prior to joining eBay, Ms. Whitman held executive-level positions at Hasbro Inc., a toy company, FTD, Inc., a floral products company, The Stride Rite Corporation, a footwear company, The Walt Disney Company, an entertainment company, and Bain & Company, a consulting company.

Committee Membership: None

Public Directorships *	Key Skills and Qualifications
Current Service • The Procter & Gamble Company • HP Inc. Former Service • Zipcar, Inc.

•

unique experience in developing transformative business models, building global brands and driving sustained growth and expansion

•

strong operational and strategic expertise built during executive positions at Hewlett-Packard Company and eBay

•

public company governance experience from service on various public boards

*
The Procter & Gamble Company is a consumer goods company, HP Inc. is a technology company and the former parent of Hewlett Packard Enterprise, and Zipcar, Inc. is a car sharing service.

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Mary Agnes Wilderotter
Recent Career

Mary Agnes Wilderotter has served as Executive Chairman of Frontier Communications Corporation, a telecommunications company, from April 2015 to April 2016. Previously, Mrs. Wilderotter served as Chairman and Chief Executive Officer of Frontier from January 2006 to April 2015. From 2004 to 2006, Mrs. Wilderotter served as President, Chief Executive Officer, and a Director of Frontier. Prior to joining Frontier, Mrs. Wilderotter served in executive and managerial roles at Wink Communications and Microsoft Corporation, both software companies and AT&T Wireless Services Inc., a telecommunications company.

Committee Membership: Audit (Chair); HR and Compensation

Public Directorships *	Key Skills and Qualifications

Current Service

•

Costco Wholesale Corporation

•

Juno Therapeutics Inc.

Former Service

•

Frontier Communications Corporation

•

Dreamworks Animation SKG,  Inc.

•

Xerox Corporation

•

The Procter & Gamble Company

•

expertise leading and managing companies in the telecommunications and technology industries

•

in-depth understanding of financial statements and public company audit from her role as CEO of Frontier Communications, Chair of the Audit Committee of Juno Therapeutics, member of the Audit Committee of Procter & Gamble, and Chair of the Finance Committee of Xerox

•

strong leadership and corporate governance experience from robust service on other public company boards

•

valuable insight into the financial, operational, and strategic questions addressed by the Board

*
Costco Wholesale Corporation is a retail company, Juno Therapeutics Inc. is a biopharmaceuticals company, Frontier Communications Corporation is a telecommunications company, DreamWorks Animation SKG, Inc. was a content and animation company, Xerox Corporation is a technology company, and The Procter & Gamble Company is a consumer goods company.

VOTE REQUIRED

Each director nominee who receives more "FOR" votes than "AGAINST" votes representing shares of Hewlett Packard Enterprise common stock present in person or represented by proxy and entitled to be voted at the annual meeting will be elected.

If you sign your proxy or voting instruction card but do not give instructions with respect to voting for directors, your shares will be voted by Margaret C. Whitman, Timothy C. Stonesifer and John F. Schultz, as proxy holders. If you wish to give specific instructions with respect to voting for directors, you may do so by indicating your instructions on your proxy or voting instruction card.

DIRECTOR ELECTION VOTING STANDARD AND RESIGNATION POLICY

Our Bylaws provide for a majority vote standard in the uncontested election of directors, meaning that, for a nominee to be elected, the number of shares voted "for" the nominee must exceed the votes cast "against" the nominee's election. Stockholders are not permitted to cumulate their votes in favor of one or more director nominees. In addition, we have adopted a policy whereby any incumbent director nominee who receives a greater number of votes "against" his or her election than votes "for" such election will tender his or her resignation for consideration by the NGSR Committee. The NGSR Committee will recommend to the Board the action to be taken with respect to such offer of resignation.

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Proposal No. 2:	Ratification of Independent Registered Public Accounting Firm

The Audit Committee of the Board has appointed, and as a matter of good corporate governance, is requesting ratification by the stockholders of, Ernst & Young LLP as the independent registered public accounting firm to audit our consolidated and combined financial statements for the fiscal year ending October 31, 2017. During fiscal 2016, Ernst & Young LLP served as our independent registered public accounting firm and also provided certain other audit-related and tax services. See "Principal Accounting Fees and Services" on page 88 and "Report of the Audit Committee of the Board of Directors" on page 90. Representatives of Ernst & Young LLP are expected to participate in the annual meeting, where they will be available to respond to appropriate questions and, if they desire, to make a statement.

VOTE REQUIRED

Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2017 fiscal year requires the affirmative vote of a majority of the shares of Hewlett Packard Enterprise common stock present in person or represented by proxy and entitled to be voted at the annual meeting. If the appointment is not ratified, the Board will consider whether it should select another independent registered public accounting firm.

RECOMMENDATION OF THE BOARD OF DIRECTORS

✓	Our Board recommends a vote FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2017 fiscal year.

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Proposal No. 3:	Advisory Vote to Approve Executive Compensation

Our Board of Directors (the "Board") and HR and Compensation Committee of the Board (the "HRC Committee") are committed to excellence in corporate governance and to executive compensation programs that align the interests of our executives with those of our stockholders. To fulfill this mission, we have a pay-for-performance philosophy that forms the foundation for all decisions regarding compensation. Our compensation programs have been structured to balance near-term results with long-term success, and enable us to attract, retain, focus, and reward our executive team for delivering stockholder value. Below is a summary of key elements of our fiscal compensation programs relative to this philosophy.

PAY-FOR-PERFORMANCE

• The majority of compensation for executives is performance based and delivered in the form of equity, in order to align management and stockholder interests

•

Total direct compensation is generally targeted within a competitive range of the market median, with differentiation by individual executive, as appropriate, based on executive-specific factors such as tenure, value of the role and proficiency in the role, sustained performance over time, and importance to our leadership succession plans

•

Target pay positioning and actual realized total direct compensation are designed to fluctuate with, and be commensurate with, actual annual and long-term performance, and changes in stockholder value over time

•

Incentive awards are heavily dependent upon our stock performance, and are primarily measured against objective metrics that we believe link directly or indirectly to the creation of sustainable value for our stockholders

•

We balance growth and return objectives, top and bottom line objectives, and short- and long-term objectives to reward for overall performance that creates balance and does not overemphasize a singular focus

• A significant portion of our long-term incentives is delivered in the form of PARSUs, which vest only upon the achievement of RTSR and ROIC objectives

• We validate our pay-for-performance relationship on an annual basis through an analysis conducted by the HRC Committee's independent compensation consultant

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CORPORATE GOVERNANCE

What We Do	What We Don't Do

✓

Design compensation programs that do not encourage imprudent risk-taking

✓

Maintain stock ownership guidelines for executive officers, including a rigorous 7x base salary requirement for the CEO

✓

Provide limited executive perquisites

✓

Prohibit hedging or pledging of Company stock

✓

Maintain a clawback policy that permits the Board to recover annual and long-term incentives

✓

Maintain a severance policy that provides for "double-trigger" change of control equity vesting

✓

Engage an independent compensation consultant for the HRC Committee that does no other work for the Company

✘

Enter into individual executive compensation agreements

✘

Provide tax gross-ups for executive perquisites

✘

Pay share-dividend equivalents in our long-term incentive program before the vesting of the underlying shares occurs

✘

Provide supplemental defined benefit pension plans (except in the case of international transfers)

The Executive Compensation portion of this proxy statement contains a detailed description of our compensation philosophy and programs, the compensation decisions made under those programs with regard to our named executive officers ("NEOs"), and the factors considered by the HRC Committee in making those decisions for Fiscal 2016. We believe that we maintain a compensation program deserving of stockholder support. Accordingly, the Board of Directors recommends stockholder approval of the compensation of our NEOs as disclosed in this proxy statement.

✓

Our Board recommends a vote FOR the approval of the compensation of our named executive officers, including the Compensation Discussion and Analysis, the compensation tables and narrative discussion following such compensation tables, and the other related disclosures in this proxy statement.

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Proposal No. 4:	162(m)-Related Provisions of 2015 Company Stock Incentive Plan

HPE sponsors the Hewlett Packard Enterprise Company 2015 Stock Incentive Plan (as amended and restated on January 25, 2017) (the "Plan"). Prior to the separation of HPE from Hewlett-Packard Company ("HP"), the Plan was approved by the pre-separation stockholder of HPE. The Plan has been subsequently amended from time to time.

Our Board is now asking HPE stockholders to approve the provisions of the Plan that are required to be approved by stockholders in order for HPE to continue to be eligible for a federal tax deduction for "performance-based compensation" paid to certain of HPE's officers pursuant to the Plan under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

Section 162(m) of the Code generally disallows a tax deduction to public companies for any year for compensation in excess of $1 million paid to a company's chief executive officer or any of the three other most highly compensated officers excluding the chief financial officer (collectively, the "Covered Officers"). "Performance-based compensation" is specifically exempt from the deduction limit if it otherwise meets the requirements of Section 162(m) of the Code.

With stockholder approval of the provisions, HPE may continue to make grants or pay cash amounts to Covered Officers (and other officers who may reasonably be expected to be a Covered Officer when the relevant compensation is paid) that are intended to constitute "performance-based compensation" and take federal tax deductions for amounts paid in connection with the grants and cash payments. If our stockholders fail to approve of the relevant provisions, then the Plan and HPE's grants thereunder will continue, except that HPE will no longer make grants under the Plan to Covered Officers (and other officers who may reasonably be expected to be a Covered Officer when the relevant compensation is paid) to the extent the grants are intended to constitute "performance-based compensation" for purposes of Section 162(m) of the Code. Nothing in the Plan limits HPE's right to make grants that are not considered "performance-based compensation" and exceed the deduction limit set forth in Section 162(m) of the Code, but if the stockholders fail to approve the relevant provisions of the Plan, no employee has a guaranteed right to any grant as a substitute for a grant that would have constituted "performance-based compensation" if the stockholders had approved the relevant provisions of the Plan.

Summary of the Provisions of the Plan Required to be Approved by Stockholders for Purposes of Section 162(m) of the Code

Stockholder approval of this proposal will constitute stockholder approval of specific provisions described below. The following summary of the provisions of the Plan related to Section 162(m) of the Code does not purport to be a complete description of all of the provisions of the Plan. It is qualified in its entirety by reference to the complete text of the Plan, which has been filed with the SEC as Annex A to this proxy statement. Any HPE stockholder who wishes to obtain a copy of the Plan may do so upon written request to the Secretary at HPE's principal executive offices.

Eligibility.    Grants may be made under the Plan to employees of HPE and its affiliates and to non-employee directors. Incentive stock options may be granted only to employees of HPE or its subsidiaries. As of October 31, 2016, there were approximately 80,000 employees and thirteen non-employee directors eligible to receive grants under the Plan. The Administrator (as defined below), in its discretion, selects the employees to whom grants may be made, the time or times at which the grants are made, and the terms of the grants. Grants for non-employee director are not subject to Section 162(m) of the Code and are described below.

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Section 162(m) Share and Dollar Limitations.    One of the requirements for full deduction of "performance-based compensation" under a plan is that there must be a limit to the number of shares delivered or cash paid to any one individual under the plan. Accordingly, the Plan provides that no grantee may be granted awards covering more than 6,000,000 shares in any calendar year, except that a grantee may be granted awards covering up to an additional 4,000,000 shares in connection with his or her initial service with HPE. The maximum cash amount payable to a grantee pursuant to the Plan for any fiscal year that is intended to satisfy the requirements for "performance-based compensation" under Section 162(m) of the Code may not exceed $15,000,000.

Qualifying Performance Criteria.    For purposes of the Plan, qualifying performance criteria means any one or more of the performance criteria listed below, either individually, alternatively or in combination, applied to either HPE as a whole or to a business unit, affiliate or business segment, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis, or relative to a pre-established target, to previous years' results or to a designated comparison group, in each case as specified by the Administrator in the grant agreement (which may be in the form of a separate plan or program adopted by HPE or an affiliate). The qualifying performance criteria for grants (other than options and stock appreciation rights) made under the Plan that are designed to qualify for the performance-based exception from the tax deductibility limitations of Section 162(m) of the Code and are to be based on one or more of the following measures: (1) cash flow (including operating cash flow or free cash flow) or cash conversion cycle; (2) earnings (including gross margin, earnings before interest and taxes, earnings before taxes, and net earnings); (3) earnings per share; (4) growth in earnings or earnings per share, cash flow, revenue, gross margin, operating expense or operating expense as a percentage of revenue; (5) stock price; (6) return on equity or average stockholder equity; (7) total stockholder return; (8) return on capital; (9) return on assets or net assets; (10) return on investment; (11) revenue (on an absolute basis or adjusted for currency effects); (12) net profit or net profit before annual bonus; (13) income or net income; (14) operating income or net operating income; (15) operating profit, net operating profit or controllable operating profit; (16) operating margin, operating expense or operating expense as a percentage of revenue; (17) return on operating revenue; (18) market share or customer indicators; (19) contract awards or backlog; (20) overhead or other expense reduction; (21) growth in stockholder value relative to the moving average of the S&P 500 Index, a peer group index or another index; (22) credit rating; (23) strategic plan development and implementation, attainment of research and development milestones or new product invention or innovation; (24) succession plan development and implementation; (25) improvement in productivity or workforce diversity; (26) attainment of objective operating goals and employee metrics; and (27) economic value added. To the extent consistent with Section 162(m) of the Code, performance criteria may be adjusted to exclude, (A) asset write-downs, (B) litigation or claim judgments or settlements; (C) the effect of changes in tax law, accounting principles or other laws or provisions affecting reported results; (D) accruals for reorganization or restructuring programs; and (E) unusual or infrequently occurring or special items.

Summary of the Remaining Provisions of the Plan

The remaining principal features of the Plan are summarized below. The following summary of the remaining provisions of the Plan does not purport to be a complete description of all of the provisions of the Plan. It is qualified in its entirety by reference to the complete text of the Plan, which has been filed with the SEC as Annex A to this proxy statement.

General.    The purpose of the Plan is to encourage ownership in HPE by key personnel whose continued service is considered essential to HPE's continued progress, and thereby align grantees' and stockholders' interests. Stock options, stock appreciation rights, stock grants (including stock units), and cash awards may be granted under the Plan. Options granted under the Plan may be either "incentive stock options," as defined in Section 422 of the Code, or non-statutory stock options.

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Administration.    The Plan may be administered by the Board, a committee appointed by the Board or its delegate (as applicable, the "Administrator"). The HR and Compensation Committee of the Board currently serves as Administrator.

Shares Available.    The Plan authorizes the delivery of 210,000,000 shares of HPE stock. This number was reduced from 260,000,000 shares as of January 25, 2017, and represents approximately 13% of HPE's 1,666,739,264 outstanding shares as of October 31, 2016. Of the 210,000,000 shares authorized under the Plan, 62,195,141 shares remained available for future grants as of January 25, 2017, assuming that outstanding performance-based restricted units pay out at target. For the fiscal year ended October 31, 2016, HPE made grants representing a total of 58,141,763 shares as stock grants to its employees, including one-time retention grants, with a total grant date fair value of approximately $137 million, made to HPE's executives to ensure continuity after the separation from HP.

As of October 31, 2016, there were a total of 57,498,372 outstanding stock options under the Plan, including 42,579,442 Converted Grants (as defined below). Converted grants are grants that were originally issued in respect of stock of HP prior to HPE's separation from HP, and were converted to HPE stock in connection with the separation using the ratio determined under Article V of the Employee Matters Agreement, dated as of October 31, 2015, by and between HP and HPE (the "Converted Grants").

The weighted-average exercise price of all options outstanding under the Plan is $15, and the weighted-average remaining term for these options is 5.4 years.

As of October 31, 2016, there were a total of 2,502,578 unvested shares of restricted stock and a total of 57,321,201 unvested restricted stock units (one unit equals one share of HPE stock), granted under the Plan. Of the unvested restricted stock units described in the preceding sentence, 42,012,007 unvested restricted stock units are Converted Grants.

Terms and Conditions of Options and Stock Appreciation Rights.    Each option or stock appreciation right is evidenced by a grant agreement between HPE and the grantee and is subject to the following additional terms and conditions:

Exercise Price.    The Administrator determines the exercise price of options and stock appreciation rights at the time the grant is made. The exercise price per share of a stock option or stock appreciation right may not be less than 100% of the fair market value of a share of common stock on the date the grant is made, although replacement grants with lower exercise prices may be made to service providers of entities acquired by HPE. The fair market value of the common stock is the closing quoted sales prices for the common stock on the date the grant is made (or if no sales were reported that day, the last preceding day a sale occurred). As of January 25, 2017, the closing quoted sales prices of HPE common stock was $22.98 per share. No option or stock appreciation right may be repriced to reduce the exercise price without stockholder approval (except in connection with a change in HPE's capitalization, in which case an appropriate proportional adjustment will be made pursuant to the terms of the Plan).

Exercise of Options and Stock Appreciation Rights; Form of Consideration.    The Administrator determines when options or stock appreciation rights become exercisable and in its discretion may accelerate the vesting of any outstanding grant. The means of payment for shares issued upon exercise of an option are specified in each option agreement. The Plan permits payment to be made by cash, check, wire transfer, other shares of common stock of HPE (with some restrictions), broker assisted cashless exercises, any other form of consideration permitted by applicable law, or any combination thereof.

Term of Option or Stock Appreciation Right.    The term of an option or stock appreciation right may be no more than ten years from the date of grant or 10 1/2 years where permitted in jurisdictions outside of the United States. No option or stock appreciation right may be exercised after the expiration of its term.

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Termination of Employment.    If a grantee's employment terminates for any reason, then all options and stock appreciation rights held by the grantee under the Plan generally will terminate shortly following the grantee's termination unless determined otherwise by the Administrator.

Other Provisions.    The grant agreement may contain other terms, provisions and conditions not inconsistent with the Plan, as may be determined by the Administrator.

Terms and Conditions of Stock Grant.    Each stock grant agreement will contain provisions regarding (1) the number of shares subject to the stock grant or a formula for determining that number, (2) the purchase price of the shares, if any, and the means of payment for the shares, (3) the performance criteria, if any, and level of achievement versus these criteria that will determine the number of shares granted, issued, retainable or vested, as applicable, (4) any terms and conditions on the grant, issuance, and forfeiture of the shares, as applicable, as may be determined by the Administrator, (5) restrictions on the transferability of the stock grant, and (6) any further terms and conditions, in each case not inconsistent with the Plan, as may be determined by the Administrator.

Termination of Employment.    In the case of stock grants, including stock units, unless the Administrator determines otherwise, the restricted stock or restricted stock unit agreement will provide that the unvested stock or stock units will be forfeited upon the grantee's termination of employment for any reason.

Vesting.    The vesting of a stock grant may be subject to performance criteria, continued service of the grantee, or both, as determined by the Administrator.

Dividends.    The Administrator may provide that dividends will accrue in respect of unvested stock grants (including stock units) and be paid in connection with the vesting of the grant; provided that in no case will accrued dividends be paid in connection with unvested stock grants (including stock units) that fail to become vested.

Non-Employee Director Grants.    Non-employee directors are eligible only for annual retainer grants and are not eligible for any other type of grant that is authorized under the Plan. Unless the Board determines otherwise, the non-employee directors will receive their annual equity retainer in the form of restricted stock units that, subject to the Board's discretion to accelerate, vest at the next annual stockholder meeting, or if earlier, one year after the grant. In addition, unless the Board determines otherwise or a director specifically elects otherwise, each non-employee director will receive his or her annual cash retainer in the form of a fully-vested stock grant. The grants relating to the annual equity retainer are granted automatically one month after the beginning of the director's year of service, while stock grants related to the annual cash retainer are automatically granted on the date the cash retainer would be paid. The value of the annual equity retainer granted to a non-employee director for any director plan year is limited to $550,000.

The number of shares subject to stock grants made to non-employee directors is determined by dividing the amount of the retainer to be paid as a stock grant by the fair market value of a share of HPE common stock on the grant date.

Cash Awards.    Each cash award agreement (which may be in the form of a separate plan or program adopted by HPE or an affiliate) will contain provisions regarding (1) the target and maximum amount payable to the grantee as a cash award, (2) the performance criteria and level of achievement versus the criteria that will determine the amount of the payment, (3) the period as to which performance shall be measured for establishing the amount of any payment, (4) the timing of any payment earned by virtue of performance, (5) restrictions on the alienation or transfer of the cash award prior to actual payment, (6) forfeiture provisions, and (7) any further terms and conditions, in each case not inconsistent with the Plan, as may be determined by the Administrator. The maximum amount payable as a cash award that is settled for cash may be a multiple of the target amount payable, subject to the limits described above under Section 162(m) Share and Dollar Limitations.

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Nontransferability.    Unless otherwise determined by the Administrator, grants made under the Plan are not transferable other than by will or the laws of descent and distribution and may be exercised during the grantee's lifetime only by the grantee. The Administrator will have the sole discretion to permit the transfer of a grant.

Adjustments Upon Changes in Capitalization, Merger or Sale of Assets.    Subject to any required action by HPE's stockholders, (1) the number and kind of shares covered by each outstanding grant, (2) the price per share subject to each outstanding grant, and (3) the number of shares available pursuant to the Plan (and the related grant limits) will be proportionately adjusted for any increase or decrease in the number or kind of issued shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of HPE's stock, or any other increase or decrease in the number of issued shares of HPE's stock effected without receipt of consideration by HPE.

In the event of a liquidation or dissolution, any unexercised options, stock appreciation rights or stock grants will terminate. The Administrator, in its discretion, may provide that each grantee shall have the right to exercise all of the grantee's options or stock appreciation rights, including those not otherwise exercisable, until the date ten days prior to the consummation of the liquidation or dissolution, and be fully vested in any other stock grants.

In the event of a change in control of HPE, as defined in the Plan and determined by the Board or the HR and Compensation Committee, the Board or the committee, in its discretion, may provide for (a) the assumption, substitution or adjustment of each outstanding grant, (b) the acceleration of the vesting of options or stock appreciation rights and termination of any restrictions on stock grants or cash awards, or (c) the cancellation of grants for a cash payment to the grantee.

Amendment and Termination of the Plan.    The Administrator may amend, alter, suspend or terminate the Plan, or any part thereof, at any time and for any reason. However, HPE will obtain stockholder approval for any amendment to the Plan to the extent required by applicable laws or stock exchange rules. In addition, without limiting the foregoing, unless approved by HPE stockholders, no amendment shall be made that would: (1) materially increase the maximum number of shares for which grants may be made under the Plan, other than an increase pursuant to a change in HPE's capitalization; (2) reduce the minimum exercise price for options or stock appreciation rights granted under the Plan; (3) reduce the exercise price of outstanding options or stock appreciation rights; or (4) materially expand the class of persons eligible to receive grants under the Plan. No action by the Administrator or stockholders may alter or impair any grant previously made under the Plan without the written consent of the grantee. Unless terminated earlier, the Plan shall terminate ten years from the date of its original approval by the stockholders of HPE; provided that, (a) the Plan's existence will be extended to the tenth anniversary of the approval by the stockholders of HPE of any amendment or addition of shares to the Plan, and (b) the Plan may be terminated earlier by the Administrator as provided in the Plan. Accordingly, absent future action by the stockholders or the Administrator, the Plan will terminate on October 8, 2025.

Plan Benefits

Because benefits under the Plan will depend on the Administrator's actions and the fair market value of common stock at various future dates, it is not possible to determine the benefits that will be received by directors, executive officers and other employees if the Plan is approved by the stockholders.

U.S. Federal Income Tax Consequences

Incentive Stock Options.    A grantee who is granted an incentive stock option does not recognize taxable income at the time the option is granted, upon vesting, or upon exercise, although the difference between the exercise price and the fair market value on the date of exercise is an adjustment item for alternative minimum tax purposes and may subject the grantee to the alternative minimum tax. Upon a disposition of the shares

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Proposals To Be Voted On (continued)

more than two years after grant of the option and one year after exercise of the option, the grantee will recognize long-term capital gain or loss equal to the difference between the sale price and the exercise price. If the holding periods are not satisfied, then: (1) if the sale price exceeds the exercise price, the grantee will recognize capital gain equal to the excess of the sale price over the fair market value of the shares on the date of exercise and will recognize ordinary income equal to the difference, if any, between the fair market value of the shares on the exercise date and the exercise price; or (2) if the sale price is less than the exercise price, the grantee will recognize a capital loss equal to the difference between the exercise price and the sale price. Unless limited by Section 162(m) of the Code, HPE is entitled to a deduction in the same amount as and at the time the grantee recognizes ordinary income.

Non-Statutory Stock Options.    A grantee does not recognize any taxable income at the time a non-statutory stock option is granted or upon vesting. Upon exercise, the grantee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee of HPE is subject to tax withholding by HPE. Unless limited by Section 162(m) of the Code, HPE is entitled to a deduction in the same amount as and at the time the grantee recognizes ordinary income. Upon a sale or other disposition of the shares at arm's length by the grantee, any difference between the sale price and the exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period.

Stock Appreciation Rights.    Stock appreciation rights will generally be taxed in the same manner as non-statutory stock options. Unless limited by Section 162(m) of the Code, HPE is entitled to a corresponding deduction.

Stock Grants.    A restricted stock grant is subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code to the extent the grant will be forfeited in the event that the grantee ceases to provide services to HPE. As a result of this substantial risk of forfeiture, the grantee will not recognize ordinary income at the time of grant. Instead, the grantee will recognize ordinary income on the dates when the stock is no longer subject to a substantial risk of forfeiture, or when the stock becomes transferable, if earlier (the "vesting date"). The grantee's ordinary income is measured as the difference between the amount paid for the stock, if any, and the fair market value of the stock on the vesting date.

The grantee may accelerate his or her recognition of ordinary income, if any, and begin his or her capital gains holding period by timely filing (i.e., within thirty days of the grant) an election pursuant to Section 83(b) of the Code. In that case, the ordinary income recognized, if any, is measured as the difference between the amount paid for the stock, if any, and the fair market value of the stock on the date of grant.

Any stock grants that are fully vested on the grant date will generally be taxable to the grantee as ordinary income (based on the excess of the fair market value over the purchase price, if any) on the grant date.

The ordinary income recognized by an employee in connection with a stock grant will be subject to tax withholding by HPE. Unless limited by Section 162(m) of the Code, HPE is entitled to a deduction in respect of stock grants in the same amount as and at the time the grantee recognizes ordinary income.

Upon a sale or other disposition of shares at arm's length by the grantee, any difference between the sale price and the grantee's tax basis (usually the value of the shares at the time of vesting), is treated as long-term or short-term capital gain or loss, depending on the holding period.

Stock Units and Performance-based Units.    A grantee does not recognize any taxable income at the time a stock unit is granted. Generally, restricted stock units, including performance-based units, will be subject to income taxation based upon the fair market value of the shares underlying the units on each date shares are delivered or made available to the grantee. The ordinary income recognized by an employee will be subject to tax withholding by HPE. Unless limited by Section 162(m) of the Code, HPE is entitled to a deduction in the

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Proposals To Be Voted On (continued)

same amount as and at the time the grantee recognizes ordinary income. Upon a sale or other disposition of shares at arm's length by the grantee, any difference between the sale price and the grantee's tax basis (usually the value of the shares at the time of settlement), is treated as long-term or short-term capital gain or loss, depending on the holding period.

Cash Awards.    The recipient will have taxable ordinary income, in the year of receipt, equal to the amount of cash received. Any cash received by an employee of HPE will be subject to tax withholding by HPE. Unless limited by Section 162(m) of the Code, HPE will be entitled to a tax deduction in the amount and at the time the grantee recognizes compensation income.

The foregoing is only a summary of the effect of U.S. federal income taxation upon grantees and HPE with respect to the grant and the exercise thereof under the Plan based on the U.S. Federal income tax laws in effect as of the date of this proxy statement. It does not intend to be exhaustive and does not discuss the tax consequences arising in the context of a grantee's death, or the income tax laws of any municipality, state or foreign country in which the grantee's income or gain may be taxable or the gift, estate, excise (including application of Sections 409A, 280G or 4999 of the Code), or any tax law other than U.S. federal income tax law. Because individual circumstances may vary, HPE advises all recipients to consult their own tax advisors concerning the tax implications of grants made under the Plan.

VOTE REQUIRED

Approval of the provisions of the Plan that are required to be approved by stockholders in order for HPE to continue to be eligible for a tax deduction for grants to Covered Employees that are intended to constitute "performance-based compensation" under Section 162(m) of the Code requires the affirmative vote of a majority of the shares of HPE common stock present in person or represented by proxy and entitled to be voted on the proposal at the annual meeting, provided that the total votes cast on the proposal represents more than 50% of all shares entitled to vote on the proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

✓

Our Board recommends a vote FOR the approval of the relevant provisions of the Hewlett Packard Enterprise Company 2015 Stock Incentive Plan (as amended and restated on January 25, 2017) as described in this proposal.

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Executive Compensation Compensation Discussion and Analysis

EXECUTIVE SUMMARY

Hewlett Packard Enterprise is an industry leading technology company that enables customers to go further, faster. With the industry's most comprehensive portfolio, spanning the cloud to the data center to workplace applications, our technology and services help customers around the world make information technology ("IT") more efficient, more productive, and more secure. Our legacy dates back to a partnership founded in 1939 by William R. Hewlett and David Packard, and we strive every day to uphold and enhance that legacy through our dedication to providing innovative technological solutions to our customers.

On November 1, 2015, the Company became an independent, publicly-traded company through a pro-rata stock distribution by HP Inc., formerly known as Hewlett-Packard Company ("former parent"). All references to "HP", "parent" and "former parent" refer to Hewlett-Packard Company with respect to events occurring on or prior to October 31, 2015. References to the "Company", "HPE", "we" or "our", refer to Hewlett Packard Enterprise.

The board of directors of HPE's former parent believed that the separation would be in the best interest of HP and its stockholders for a number of reasons, including:

  •
  allowing each company to focus on and to pursue more effectively, its own distinct operating priorities;

  •
  permitting each company to focus financial resources solely on its own operations, providing greater flexibility to invest capital in its own business; and
  •
  creating two companies with simplified organizational structures with increased focus on the unique needs of its own business and customers.

HPE began fiscal 2016 with a dynamic leadership team, strong workforce, robust set of customers and partners, innovative product offerings, and a strong vision and roadmap for the future. Throughout 2016, we improved on our strengths by:

  •
  refining our business strategy in light of significant direct competitive pressures and fundamental technological shifts, and

  •
  repositioning our business portfolio for future growth in the face of significant industry and macroeconomic changes through a number of major transactions, including the announced spin-off and merger transactions described in the chart below (the "spin-merge transactions").

These efforts generated significant gains in stockholder value, as reflected in stock price appreciation in excess of 45% from the November 1, 2015 launch to the close of our fiscal year on October 31, 2016.

Looking forward, Hewlett Packard Enterprise is focused on our vision of being the industry's leading provider of hybrid IT, built on the secure, next-generation, software-defined infrastructure that will run customers' data centers today, bridge to multi-cloud environments tomorrow, and power the emerging intelligent edge that will run campus, branch, and Industrial Internet of Things ("IoT") applications for decades to come, all delivered through a world class services capability.

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Executive Compensation — Compensation Discussion and Analysis (continued)

Summary of Fiscal 2016 Business Highlights(1)	Fiscal 2016 Compensation Impact

FINANCIAL HIGHLIGHTS

•

Net revenue of $50.1 billion, down 4% from the prior year and up 2% when adjusted for divestitures and currency

•

GAAP diluted net earnings per share of $1.82, up from $1.34 in the prior year and below the previously provided investor guidance of $2.09 to $2.14 per share

•

Non-GAAP diluted net earnings per share of $1.92, up 4% from adjusted non-GAAP diluted net earnings per share in the prior year and within the previously provided investor guidance of $1.90 to $1.95 per share

•

Cash flow from operations of $5.0 billion, up 27% from adjusted cash flow from operations in the prior year

•

Returned $3.0 billion to stockholders in the form of share repurchases and dividends, and delivered in excess of 45% total stockholder return since our November 1, 2015 launch

•

Annual Incentive payout for corporate Named Executive Officers ("NEOs"), including the CEO, was between 96% and 115% of target, and between 73% and 127% of target for Business Leader NEOs

•

Long-term Incentive payout in the form of Performance Adjusted Restricted Stock Units ("PARSUs") was 147% of target based on the combined achievement of the Return on Invested Capital ("ROIC") and Relative Total Stockholder Return ("RTSR") metrics

STRATEGIC HIGHLIGHTS

•

Closed the divestiture of MphasiS and H3C Technologies ("H3C"), as well as executed the acquisition of SG International ("SGI")

•

Spin-off and merger of the Enterprise Services ("ES") business with CSC

–

Merging ES/CSC will create a pure-play, global IT service market leader

–

The transaction is expected to deliver HPE stockholders approximately $8.5 billion in after-tax value in a stock-for-stock exchange, including 50.1% ownership of the new combined company

–

Allows HPE to further sharpen its leadership in building the vital end-to-end infrastructure solutions necessary to power the enterprise cloud and mobility revolutions

•

Spin-off and merger of the Software ("SW") segment with Micro Focus

–

Merging SW/Micro Focus will create one of the world's largest pure-play software companies

–

The transaction is expected to deliver HPE stockholders approximately $8.8 billion, including 50.1% ownership of the new combined company

–

The transaction creates two businesses that are stronger, more focused and better able to innovate and adapt in today's market, delivering faster outcomes to our customers

•

To account for the removal of budgeted H3C financial performance after the completion of its divestiture from HPE, annual and long-term incentive performance goals were adjusted in a precise and formulaic manner according to the pre-determined adjustment guidelines set at the beginning of the performance period

•

In response to the significant ES/CSC spin-merge transaction, certain equity award modifications were implemented in a cost-efficient manner to strengthen existing employee retention incentives over the essential time period for the transaction, and to acknowledge that some of the original performance goals, such as two- and three-year ROIC and RTSR goals, were no longer relevant as the Company evolves following the transaction (see "Equity Award Modifications" section)

•

To support key objectives upon the formation of HPE as a separate, publicly-traded company on November 1, 2015, awarded special, one-time Launch Grants to select members of our executive team, including our NEOs (see "Strategic Rationale for the Year-over-Year Increase in Disclosed Compensation Due to One-time Actions" section)

(1)
Financial results, including the GAAP to Non-GAAP reconciliation, are reflected as reported in HPE's fourth quarter fiscal 2016 earnings press release.

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Executive Compensation — Compensation Discussion and Analysis (continued)

EXECUTIVE COMPENSATION PAY-FOR-PERFORMANCE PHILOSOPHY

Our executive compensation program, practices, and policies have been structured to reflect our commitment to reward short- and long-term performance that aligns with, and drives stockholder value, as well as with corporate rigor. The tables below summarize the key elements of the compensation programs applicable to our NEOs in fiscal 2016 relative to HPE's pay-for-performance philosophy.

PAY-FOR-PERFORMANCE

• The majority of compensation for executives is performance based and delivered in the form of equity, in order to align management and stockholder interests

•

Total direct compensation is generally targeted within a competitive range of the market median, with differentiation by executive, as appropriate, based on individual factors such as tenure, value of the role and proficiency in the role, sustained performance over time, and importance to our leadership succession plans

•

Target pay positioning and actual realized total direct compensation is designed to fluctuate with, and be commensurate with, actual annual and long-term performance, and changes in stockholder value over time

•

Incentive awards are heavily dependent upon our stock performance, and are primarily measured against objective metrics that we believe link directly or indirectly to the creation of sustainable value for our stockholders

•

We balance growth and return objectives, top and bottom line objectives, and short- and long-term objectives to reward for overall performance that creates balance and does not overemphasize a singular focus

• A significant portion of our long-term incentives are delivered in the form of PARSUs, which vest only upon the achievement of RTSR and ROIC objectives

• We validate our pay-for-performance relationship on an annual basis through an analysis conducted by the HRC Committee's independent compensation consultant

In addition, the Company has adopted a number of policies and practices, listed below, to support its compensation philosophy and help drive performance that aligns executives' and stockholders' interests.

What We Do	What We Don't Do

✓

Design compensation programs that do not encourage imprudent risk-taking

✓

Maintain stock ownership guidelines for executive officers, including a rigorous 7x base salary requirement for the CEO

✓

Provide limited executive perquisites

✓

Prohibit hedging or pledging of Company stock

✓

Maintain a clawback policy that permits the Board to recover annual and long-term incentives

✓

Maintain a severance policy that provides for "double-trigger" change of control equity vesting

✓

Engage an independent compensation consultant for the HRC Committee that does no other work for the Company

✘

Enter into individual executive compensation agreements

✘

Provide tax gross-ups for executive perquisites

✘

Pay share-dividend equivalents in our long-term incentive program before the vesting of the underlying shares occurs

✘

Provide supplemental defined benefit pension plans (except in the case of international transfers)

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Executive Compensation — Compensation Discussion and Analysis (continued)

OVERSIGHT AND AUTHORITY OVER EXECUTIVE COMPENSATION

ROLE OF THE HRC COMMITTEE AND ITS ADVISORS

The HRC Committee oversees and provides strategic direction to management regarding all aspects of HPE's pay program for senior executives. It makes recommendations regarding the compensation of Margaret Whitman, the CEO ("Ms. Whitman") to the independent members of the Board for approval, and it reviews and approves the compensation of the remaining Section 16 officers. Each HRC Committee member is an independent non-employee director with significant experience in executive compensation matters. The HRC Committee employs its own independent compensation consultant as well as its own independent legal counsel.

The HRC Committee retained Farient Advisors LLC ("Farient"), our former parent's independent compensation consultant, in early fiscal 2016, and then later engaged Frederic W. Cook & Co., Inc. ("FW Cook"). The HRC Committee continued to retain Dentons US LLP ("Dentons") as its independent legal counsel.

Farient, and then FW Cook, provided analyses, market comparator benchmarking, and recommendations that informed the HRC Committee's decisions. Pursuant to SEC rules, the HRC Committee assessed the independence of all its advisors, and concluded each is independent and that no conflict of interest exists that would prevent Farient, FW Cook, or Dentons from independently providing service to the HRC Committee.

Neither FW Cook nor Dentons performs other services for the Company, and neither will do so without the prior consent of the HRC Committee chair. Both Dentons and FW Cook meet with the HRC Committee chair and the HRC Committee outside the presence of management.

The HRC Committee met nine times in fiscal 2016. The HRC Committee's independent advisors participated in most of the meetings, as well as preparatory meetings and executive sessions.

ROLE OF MANAGEMENT AND THE CEO IN SETTING EXECUTIVE COMPENSATION

Management leads the development of our compensation programs and considers market competitiveness, business results, experience, and individual performance in evaluating Named Executive Officer ("NEO") compensation. The Executive Vice President of Human Resources and other members of our human resources organization, together with members of our finance and legal organizations, work with the CEO to design and develop compensation programs, and implement the decisions of the HRC Committee. Management also recommends changes to existing plans and programs applicable to NEOs and other senior executives, as well as financial and other targets to be achieved under those programs, and prepares analyses of financial data, peer comparisons, and other briefing materials to assist the HRC Committee in making its decisions. During fiscal 2016, management continued to engage Meridian Compensation Partners, LLC ("Meridian") as its compensation consultant. Because they are not independent, the HRC Committee took into consideration that Meridian provided executive compensation-related services to management when it evaluated any of their information and analyses, all of which were also reviewed by either Farient or FW Cook.

During fiscal 2016, Ms. Whitman provided input to the HRC Committee regarding performance metrics and the setting of appropriate Company-wide and business performance targets. Ms. Whitman also recommended target qualitative goals (Management by Objectives, or "MBOs") for the NEOs and the other senior executives who reported directly to her. All modifications to the compensation programs were assessed by Farient or FW Cook, on behalf of the HRC Committee, and discussed and approved by the HRC Committee. Ms. Whitman was not involved in deliberations regarding her own compensation. She was subject to the same financial performance goals as the executives who led global functions, and Ms. Whitman's MBOs and compensation were approved by the independent members of the Board upon the recommendation of the HRC Committee, which was determined in executive session.

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Executive Compensation — Compensation Discussion and Analysis (continued)

DETAILED COMPENSATION DISCUSSION AND ANALYSIS

The Compensation Discussion and Analysis or "CD&A" describes the material elements of compensation for the NEOs, who are listed below:

Name	Title
Margaret C. Whitman	President and Chief Executive Officer

Timothy C. Stonesifer	Executive Vice President and Chief Financial Officer

Michael G. Nefkens	Executive Vice President and General Manager, Enterprise Services

Antonio F. Neri	Executive Vice President and General Manager, Enterprise Group

Christopher P. Hsu	Executive Vice President, Chief Operating Officer, and General Manager, Software

Robert Youngjohns(1)	Executive Vice President and former General Manager, Software

(1)
Effective September 7, 2016, Robert Youngjohns assumed a new role as EVP, Strategic Business Development and was thereby no longer considered an executive officer as defined for SEC reporting purposes. However, since his compensation exceeded that of the next most highly compensated executive officer, he is reported as an NEO in this proxy statement.

COMPONENTS AND MIX OF COMPENSATION

Our primary focus in compensating executives is on the longer-term and performance-based elements of target compensation. The chart below reflects HPE's three main executive compensation components. Under the executive compensation program, over 90% of the CEO's target annual direct compensation is performance based, and on average, 87% is performance based for other NEOs.

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Executive Compensation — Compensation Discussion and Analysis (continued)

The table below shows HPE's pay components, along with the role and factors for determining each pay component applicable to our NEOs in fiscal 2016.

PAY COMPONENT	ROLE	DETERMINATION FACTORS

Base Salary	• Fixed portion of annual cash income	• Value of role in competitive marketplace
• Value of role to the Company
• Skills and performance of individual compared to the market as well as others in the Company

Annual Incentive (i.e., Pay for Results)	• Variable portion of annual cash income • Focus executives on annual objectives that support the long-term strategy and creation of value

•

Target awards based on competitive marketplace and level of experience

•

Actual awards based on actual performance against annual goals at the corporate, business (where applicable), and individual levels

Long-term Incentives: • Performance-contingent Stock Options/Stock Options • RSUs • PARSUs (Units or stock)

•

Reinforce need for long-term sustained performance

•

Align interests of executives and stockholders, reflecting the time-horizon and risk to investors

•

Encourage equity ownership

•

Encourage retention

•

Target awards based on competitive marketplace, level of executive, and skills and performance of executive

•

Actual value relative to target based on actual performance against corporate goals and stock price performance

All Other: • Benefits • Perquisites • Severance Protection	• Support the health and security of our executives, and their ability to save on a tax-deferred basis • Enhance executive productivity	• Competitive marketplace • Level of executive • Standards of good governance • Desire to emphasize performance-based pay

PROCESS FOR SETTING AND AWARDING FISCAL 2016 EXECUTIVE COMPENSATION

The Board and the HRC Committee regularly explore ways to improve the executive compensation program. Fiscal 2016 target compensation levels for HPE executives were determined by our former parent's HRC Committee prior to the separation from HP Co. ("HP"). In making changes for fiscal 2016, our former parent considered the evolution of HP's business turnaround, the anticipated impact of the separation, and HPE's business needs, as well as appropriate levels of compensation in comparison to HPE's post-separation peer companies. The objectives were to encourage strong performance from HPE's future executives, pay commensurately with performance, and align the interests of HPE's executives with those of HPE's stockholders.

Our former parent's HRC Committee and the Board considered a broad range of facts and circumstances in setting our overall executive compensation levels. Among the factors considered for our executives generally, and for the NEOs in particular, were market competitiveness, internal equity, and individual performance. The weight given to each factor may differ from year to year, is not formulaic, and may differ among individual NEOs in any given year. For example, when we recruit externally, market competitiveness, experience, and the circumstances unique to a particular candidate may weigh more heavily when determining compensation levels. In contrast, when determining year-over-year compensation for current NEOs, internal equity and individual performance may weigh more heavily in the analysis.

Because such a large percentage of NEO pay is performance based, the HRC Committee spent significant time determining the appropriate metrics and goals for HPE's annual and long-term incentive pay plans. In general, for fiscal 2016 compensation, management made an initial recommendation of

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Executive Compensation — Compensation Discussion and Analysis (continued)

goals, which were assessed by Farient, and then discussed and approved by the HRC Committee. Major factors considered in setting goals for each fiscal year include business results from the most recently completed fiscal year, business-specific strategic plans, macroeconomic factors, competitive performance results and goals, conditions or goals specific to a particular business, and strategic initiatives.

In addition, when making compensation related decisions for the executive officers, including the NEOs, the HRC Committee considered feedback from stockholders and the results of our most current Say on Pay vote. For Fiscal 2015, our Say on Pay vote reflected 94% support from stockholders. The HRC Committee believes this indicates that our stockholders strongly support both the philosophy, strategy, and objectives of our executive compensation programs, as well as the compensation actions completed by our former parent.

In setting incentive compensation for the NEOs, the HRC Committee generally did not consider the effect of past changes in stock price or expected payouts, or earnings under other programs. In addition, incentive compensation decisions were made without regard to length of service or awards in prior years.

Following the close of fiscal 2016, the HRC Committee reviewed actual financial results and MBO performance against the goals under our incentive compensation plans for the year, with payouts under the plans determined by reference to performance against the established goals. The HRC Committee met in executive session to review the MBO results for the CEO and to determine a recommendation for her annual incentive award to be approved by the independent members of the Board.

DETERMINATION OF FISCAL 2016 EXECUTIVE COMPENSATION

FISCAL 2016 BASE SALARY

Consistent with a philosophy of linking pay to performance, our executives received a small percentage of their overall target compensation in the form of base salary. The NEOs are paid an amount of base salary sufficient to attract qualified executive talent and maintain a stable management team. The HRC Committee targeted executive base salaries to be at or near the market median for comparable positions at our peer companies, and to comprise 10% to 20% of the NEOs' overall target compensation, which is consistent with the practice of peer group companies.

For fiscal 2016, base salaries for NEOs were initially determined by our former parent's HRC Committee and then later ratified by our HRC Committee. No changes were made to any NEO's salary during fiscal 2016.

FISCAL 2016 ANNUAL INCENTIVES

Pay for Results ("PfR") Program Design

The NEOs are eligible to earn an annual incentive under the 2015 Stock Incentive Plan. The target annual incentive awards for fiscal 2016 were set at 200% of salary for the CEO, and 125% of salary for the other NEOs, with a maximum potential payout of 200% of each executive's target award opportunity.

The performance metrics approved by the HRC Committee aligned with HPE's intention to focus business leaders more directly on the financial performance of their own business segments. The fiscal 2016 annual incentive plan consisted of three core financial metrics: net revenue, net earnings/profit, free cash flow as a percentage of revenue ("FCF") and, as a fourth metric, individual MBOs, with each metric weighted equally at 25% of the target award value. The applicable revenue target and net earnings/profit target for business leaders relate to their respective business segments. For others, those metrics relate to overall corporate performance.

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Executive Compensation — Compensation Discussion and Analysis (continued)

The specific metrics, their linkage to corporate or business results, as applicable, and the weighting that was placed on each, were chosen because the HRC Committee believed that:

  •
  performance against these metrics, in combination, would link to enhanced value for stockholders, capturing both the top and bottom line, as well as cash and capital efficiency;

  •
  requiring both revenue and profitability to be above target in order to achieve an above-target payout on these two measures would encourage the pursuit of profitable revenue;

  •
  a linkage to business segment results for business leaders would help strengthen line of sight and drive accountability;
  •
  a balanced weighting and various caps would limit the likelihood of rewarding executives for taking excessive risk;

  •
  using different measures would avoid paying for the same performance twice; and

  •
  individual MBOs would enhance focus on business objectives, such as operational objectives, strategic initiatives, succession planning, and talent development, which are important to the long-term success of the Company.

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Executive Compensation — Compensation Discussion and Analysis (continued)

These financial performance metrics are defined and explained in greater detail below:

Fiscal 2016 PfR

Financial Performance Metrics	Definition(1)	Rationale for Metric
Corporate Revenue	Net revenue as reported in HPE's Annual Report on Form 10-K for fiscal 2016	Reflects top line financial performance, which is a strong

Business Revenue	Business segment net revenue as reported in HPE's Annual Report on Form 10-K for fiscal 2016	indicator of our long-term ability to drive stockholder value

Corporate Net Earnings	Non-GAAP net earnings, as defined and reported in HPE's fourth quarter fiscal 2016 earnings press release, excluding bonus net of income tax(2)	Reflects bottom line financial performance, which is directly tied to stockholder value on a

Business Net Profit ("BNP")	Business segment net profit, excluding bonus net of income tax	short-term basis

Corporate Free Cash Flow as a Percent of Revenue ("FCF")	Cash flow from operations less net capital expenditures (gross purchases less retirements) divided by net revenue (expressed as a percentage of revenue)	Reflects efficiency of cash management practices, including working capital and capital expenditures

(1)
While financial results are reported in accordance with generally accepted accounting principles ("GAAP"), financial performance targets and results under incentive plans were sometimes based on non-GAAP financial measures. The financial results, whether GAAP or non-GAAP, may be further adjusted as permitted by those plans and approved by the HRC Committee. HPE reviewed GAAP to non-GAAP adjustments and any other adjustments with the HRC Committee to ensure performance took into account the way the goals were set and executive accountability for performance. These metrics and the related performance targets are relevant only to HPE's executive compensation program and should not be used or applied in other contexts.

(2)
Fiscal 2016 non-GAAP net earnings exclude after-tax costs related to the amortization of intangible assets, restructuring charges, acquisition and other-related charges, separation costs, defined benefit plan settlement charges, impairment of data center assets, and gains on the divestitures of H3C and MphasiS. HPE's management used non-GAAP net earnings to evaluate and forecast HPE's performance before gains, losses, or other charges that were considered by HPE's management to be outside of HPE's core business segment operating results. We believe that presenting non-GAAP net earnings provided investors with greater visibility to the information used by HPE's management in its financial and operational decision making. We further believe that providing this additional non-GAAP information helped management to evaluate and measure performance. This additional non-GAAP information is not intended to be considered in isolation or as a substitute for GAAP diluted net earnings.

In consideration of HPE's continued business transformation and the considerable impacts of foreign exchange rates, the HRC Committee approved plan mechanics in the beginning of the performance period to non-discretionarily revise any internal financial goals for business transformation transactions that have a material impact to HPE's revenue, and to limit foreign exchange impacts on actual performance results to no more than +/- 5%. The HRC Committee continues to have negative discretion if it decides against revising the performance goals, and can review and approve adjustments below the initially set guidelines in special cases.

Design Changes for Fiscal 2016

The terms of the fiscal 2016 annual incentive program remained generally consistent with those of the program maintained by our former parent prior to the separation from HP, but there were two changes made to better align executives' interests to the interests of stockholders:

  •
  The maximum total annual incentive payout was capped at 200% of target; reduced from 250% of target in fiscal 2015.

  •
  The business segment profit metric was changed from "business owned operating profit" to "business net profit," to better hold the leaders of each business accountable for the full costs of doing business (e.g., business functional costs).

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Fiscal 2016 Financial Results

At its November 2016 meeting, the HRC Committee reviewed and determined performance against the corporate financial metrics as follows:

Fiscal 2016 PfR Program—Corporate Performance Against Financial Metrics

Metric	Weight	Target ($ in billions)(1)(2)	Result(3) ($ in billions)	Percentage of Target Annual Incentive Funded
Revenue	25.0%	51.7	50.1	17.03%

Net Earnings	25.0%	3.9	3.6	16.93%

Free Cash Flow (% of revenue)	25.0%	3.4%	4.8%	37.50%

Total	75.0%	—	—	71.46%

(1)
Corporate targets are only disclosed after the end of the performance period. We do not disclose the performance goals or performance versus those goals for our business segments out of concern for competitive harm.

(2)
Consistent with the HRC Committee's guidance previously described, financial metric goals were revised due to the H3C transaction, which was greater than the pre-determined threshold set at the beginning of the performance period.

(3)
Also consistent with the HRC Committee's guidance previously described, corporate free cash flow results have been adjusted to reduce the impact of foreign currency fluctuations based on pre-determined levels approved at the time the initial program performance goals were set. However, the adjustment did not have an impact on the final payout because the FCF metric payout was already capped at 150% due to Corporate Net Earnings results that were below target.

DETAILED DISCUSSION OF MBOs

With respect to performance against the MBOs, the independent members of our Board evaluated the CEO's performance during an executive session held in November 2016. The evaluation included an analysis of Ms. Whitman's performance against all of her individual MBOs, which included, but were not limited to: leading the launch of Hewlett Packard Enterprise, refining and delivering the new HPE strategy, delivering 2017 budgets and 3-year plans for HPE, ensuring business groups make appropriate progress on their turnarounds, building business group capability and confidence for the future, and continuing to make progress in HPE's technical relevance and leadership in light of the rapid growth in cloud computing.

After conducting a thorough review of Ms. Whitman's performance, the independent members of the HPE Board determined that Ms. Whitman's MBO performance had been achieved above target. Ms. Whitman's accomplishments included:

  •
  exploring and executing major strategic transactions that generated significant gains in stockholder value, as reflected in stock price appreciation in excess of 45% from the November 1, 2015 launch;
  •
  substantially refining the HPE business strategy in light of significant direct competitive pressures and fundamental technological shifts;

  •
  positioning HPE for future growth through a number of major transactions including the divestiture of the China-based data-networking unit (H3C), the spin-merge transaction agreements for ES/CSC and Software/Micro Focus, and the acquisition of SGI; and

  •
  driving significant restructuring cost reductions across all businesses and central functions.

As CEO of HPE, Ms. Whitman evaluated the performance of other Section 16 officers and presented her recommendations based on those evaluations to the HRC Committee at its November 2016 meeting. The evaluations included an analysis of the officers' performance against their individual MBOs, which are intended to be differentiated performance metrics. After discussion, the HRC Committee determined the degree of attainment of the MBOs. The results of these evaluations and selected MBOs for the other NEOs are summarized below.

Mr. Stonesifer.    The HRC Committee determined that Mr. Stonesifer's MBO performance had been achieved at target. In his first full year as CFO, he helped deliver on our plan by driving strong cash

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flow and EPS performance, and supported four major transactions: H3C, ES/CSC, SW/Micro Focus, and SGI. In addition, through his active engagement, he enhanced HPE's impact and influence with the external financial community.

Mr. Nefkens.    The HRC Committee determined that Mr. Nefkens' MBO performance had been achieved above target. He drove an exceptionally successful year in advancing the transformation of the ES business. He improved year-over-year operating profit, met revenue guidance, and exceeded operating profit percentage. This greatly improved performance and drove additional stockholder value with the announcement of the ES/CSC spin-merger. In addition, he successfully designed improvements in the ES fulfillment and delivery systems.

Mr. Neri.    The HRC Committee determined that Mr. Neri's MBO performance had been achieved at target. In a year of highly complex change, he continued to be exceptional with key customers, channel partners, and alliance leaders at all levels of the business. He drove market share gains in

Converged Systems, Integrated Platforms, and Hyper Converged. He successfully returned the Technology Services business unit to growth after four years, and spearheaded the acquisition of SGI, thereby expanding HPE's supercomputing portfolio.

Mr. Hsu.    The HRC Committee determined that Mr. Hsu's MBO performance had been achieved above target. He drove the execution of HPE strategy. He generated significant stockholder value by leading, negotiating, and executing four major transactions: HPE/HPI, ES/CSC, SW/Micro Focus, and SGI. Mr. Hsu also drove savings and cost reductions across the organization, particularly in HPE's global procurement and real estate.

Mr. Youngjohns.    The HRC Committee determined that Mr. Youngjohns had achieved some of his objectives, and that on balance, this constituted partial achievement of his MBOs. He initiated a new go-to-market model, simplified the Software portfolio, and was instrumental in marketing the Software business, which contributed to the spin-merge announcement with Micro Focus.

Based on the findings of these performance evaluations, the HRC Committee (and, in the case of the CEO, the independent members of our Board) evaluated performance against the non-financial metrics for the NEOs to determine the overall level of achievement in the table below. HPE does not disclose detailed MBO goals for each NEO out of concern for competitive harm.

Fiscal 2016 PfR Program Performance Against Non-Financial Metrics (MBOs)

Named Executive Officer	Actual Performance as a Percentage of Target (%)	Weight (%)	Percentage of Target Annual Incentive Funded (%)
Margaret C. Whitman	125	25	31.25

Timothy C. Stonesifer	100	25	25.00

Michael G. Nefkens	200	25	50.00

Antonio F. Neri	100	25	25.00

Christopher P. Hsu	175	25	43.75

Robert Youngjohns	75	25	18.75

Based on the level of performance described above on both the financial and non-financial metrics for fiscal 2016, the payouts to the NEOs under the PfR program were as follows:

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Fiscal 2016 PfR Program Annual Incentive Payout(1)

	Percentage of Target Annual Incentive Funded		Total Annual Incentive Payout

Named Executive Officer	Financial Metrics (%)	Non-Financial Metrics (%)	As % of Target Annual Incentive (%)	Payout ($)
Margaret C. Whitman	71.46	31.25	102.71	$3,081,189

Timothy C. Stonesifer	71.46	25.00	96.46	813,850

Michael G. Nefkens	76.81	50.00	126.81	1,109,577

Antonio F. Neri	48.48	25.00	73.48	665,943

Christopher P. Hsu	71.46	43.75	115.21	972,053

Robert Youngjohns	81.09	18.75	99.84	873,624

(1)
Ms. Whitman and Messrs. Stonesifer and Hsu, received PfR program payouts based on corporate financial metrics. Messrs. Nefkens, Neri, and Youngjohns received a PfR program payout based on their respective business revenue, BNP, and corporate FCF.

Within the first 90 days of fiscal 2016, the HRC Committee established an "umbrella" pool under which a maximum bonus was determined in order to permit awards to be eligible to be considered qualified performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). Under the umbrella formula, each Section 16 officer was allocated a pro rata share of 0.75% of net earnings based on his or her target annual incentive award, subject to a maximum bonus of 200% of each NEO's target bonus, and the maximum $10 million cap under the PfR program. After certifying the size of the pool and the individual allocations, which were each in excess of the maximum potential bonus for the covered officers, the HRC Committee determined actual payouts through the exercise of negative discretion based upon financial metrics and MBOs established by the HRC Committee for Section 16 officers and by the independent members of the Board for the CEO, as described above.

LONG-TERM INCENTIVES

Fiscal 2016 Award Mix

The former parent's HRC Committee established a long-term incentive ("LTI") design for our NEOs that used three vehicles to ensure that our program remains balanced, sustainable, and supportive of its performance-based objectives over a multi-year period.

The fiscal 2016 LTI award value-based vehicle mix for the NEOs is shown in the following chart:

  •
  PARSUs support the objectives of linking realized value to the achievement of critical financial and operational objectives, and stockholder alignment. The earned award varies based on two- and three-year results against pre-determined performance goals, as well as long-term returns to stockholders, as measured equally by HPE's ROIC and RTSR against the S&P 500 constituents. To retain eligibility for a company deduction for PARSUs under section 162(m) of the Code, the PARSUs granted to the NEOs in fiscal 2016 were in the form of performance-based restricted stock.

  •
  Stock options support stockholder alignment as options only have monetary value to the recipient to the extent the price of our stock exceeds the stock price on the date of grant. As a result, we believe stock options encourage

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  executives to focus on driving stock price appreciation and stockholder value. This grant vests ratably on an annual basis over three years from the date of grant, with an eight-year term.

  •
  Restricted Stock Units ("RSUs") support retention and are linked to stockholder value and ownership, which are also important goals of HPE's executive compensation program. This grant vests ratably on an annual basis over three years from the date of grant.

Fiscal 2016 LTI Grant Values

The former parent's HRC Committee, and in the case of Ms. Whitman, the full former parent Board (not including Ms. Whitman), approved, and HPE's HRC Committee ratified, the grant date value of fiscal 2016 annual LTI awards for the NEOs based on competitive market data, and the executives' potential future contributions.

Fiscal 2016 Named Executive Officer Annual LTI Grant Values

Named Executive Officer	Target PARSUs (50%)	Stock Options (25%)	RSUs (25%)	Total LTI Value (100%)
M. Whitman	$6,500,000	$3,250,000	$3,250,000	$13,000,000

T. Stonesifer	1,500,000	750,000	750,000	3,000,000

M. Nefkens	2,250,000	1,125,000	1,125,000	4,500,000

A. Neri	2,250,000	1,125,000	1,125,000	4,500,000

C. Hsu	1,500,000	750,000	750,000	3,000,000

R. Youngjohns	1,875,000	937,500	937,500	3,750,000

For more information on NEO grants of PARSUs, Stock Options, and RSUs during fiscal 2016, see "Executive Compensation—Grants of Plan-Based Awards in Fiscal 2016."

Fiscal 2016 PARSUs

The PARSUs were structured to have two- and three-year performance periods that began at the start of fiscal 2016 and continued through the end of fiscal 2017 and 2018, respectively. Under this program, 50% of the PARSUs were eligible for vesting based on performance over two years with continued service, and 50% were eligible for vesting based on performance over three years with continued service. The two- and three-year awards' performance measures were each equally weighted between RTSR and ROIC performance. RTSR was chosen as a performance measure because it incorporates relative performance into the compensation program. ROIC was chosen because it measures capital efficiency, which is a key driver of stockholder value. Internal ROIC goals were set after consideration of historical performance, internal budgets, external expectations, and peer group performance. This structure is depicted in the chart below.

Fiscal 2016-2018 PARSUs

Key Design Elements	ROIC vs. Internal Goals		RTSR vs. S&P 500		Payout
Weight	25%	25%	25%	25%	% of

Performance/Vesting Periods(1)	2 years	3 years	2 years	3 years	Target(2)

Performance Levels:			> 90th percentile		200%
Max	Target to be disclosed after the		70th percentile		150%
> Target	end of the performance periods		50th percentile		100%
Target	only, out of concern for		25th percentile		50%
Threshold	competitive harm		< 25th percentile		0%
< Threshold

(1)
Performance measurement and vesting occur at the end of the two- and three-year periods, subject to continued service.

(2)
Interpolated for performance between threshold/target and target/maximum performance achievement levels for ROIC and RTSR.

In consideration of HPE's continued business transformation and the potential impacts of foreign exchange rates, the HRC Committee approved, in the beginning of the plan performance period, an automatic adjustment of any internal financial goals for business transformation transactions that have a material impact to HPE's revenue, and to limit foreign exchange effects on actual performance results to no more than +/- 5%. The HRC Committee continues to have negative discretion if it decides against revising the initial performance goals, and can approve adjustments below the initially set guidelines in special cases.

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Design Changes for Fiscal 2016

Management recommended, and the former parent's HRC Committee approved, certain changes to the equity vehicle weighting for our fiscal 2016 grant. The change in LTI weighting was made to further align our executives to key metrics that support stockholder interests (by granting more equity in the form of PARSUs with multi-year RTSR and ROIC goals), while attempting to simplify our programs, retain key employees through a critical time in our business, and focus executives on stock price improvement.

	Annual LTI Vehicle Mix

	PARSUs	RSUs	Stock Options	PCSOs	Total
Fiscal 2016	50%	25%	25%	N/A	100%
Fiscal 2015	30%	30%	N/A	40%	100%

BENEFITS

Our NEOs receive health and welfare benefits (including retiree medical benefits if eligibility conditions are met) under the same programs and subject to the same eligibility requirements that apply to our employees generally. We do not provide our executives, including the NEOs, with special or supplemental U.S. defined benefit pension or health benefits.

The NEOs, along with other executives who earn base pay or annual incentives in excess of certain limits under the Code, were eligible in fiscal 2016 to participate in the HPE Executive Deferred Compensation Plan (the "EDCP"). This plan was maintained to permit executives to defer a portion of their compensation and related taxation on such amounts. This is a standard benefit plan also offered by the majority of our peer group companies, and is more fully described in the "Narrative to the Fiscal 2016 Non-Qualified Deferred Compensation Table" section. Amounts deferred or matched under the EDCP are credited with notional investment earnings based on investment options selected by the participant from among mutual and proprietary funds available to employees under the HPE 401(k) Plan. No amounts earn above-market returns.

PERQUISITES

Consistent with the practices of many of our peer group companies, we provide a small number of perquisites to our senior executives, including the NEOs, as discussed below.

We provide our NEOs with financial counseling services to assist them in obtaining professional financial advice, which is a common benefit among our peer group companies. This helps increase the understanding and effectiveness of our executive compensation program, as well as increase productivity by limiting distractions from Company responsibilities to attend to personal financial matters. The value of these services is taxable to executives.

Due to our global presence, we maintain a certain number of corporate aircraft. Personal use of these aircraft by the CEO is permitted under certain circumstances, subject to availability. The CEO may use company aircraft for personal purposes in her own discretion and, at times, is advised to use company aircraft for personal travel for security reasons. The NEOs may use company aircraft for personal purposes under certain limited circumstances, if available and approved in advance by the CEO. The NEOs, including the CEO, are taxed on the value of this personal usage according to applicable tax rules. There is no tax gross-up paid on the income attributable to this value. In fiscal 2012, Ms. Whitman entered into a "time-sharing" agreement, which has been renewed each year since and, under which she reimburses the Company for costs incurred in connection with certain personal travel on corporate aircraft above a certain amount in a given fiscal year.

For details on perquisites received during fiscal 2016, see "Executive Compensation—Summary Compensation Table".

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STRATEGIC RATIONALE FOR THE YEAR-OVER-YEAR INCREASE IN DISCLOSED COMPENSATION DUE TO ONE-TIME ACTIONS

Although the CEO's target compensation (defined as base salary, target bonus, and annual LTI grant value) has remained unchanged for the past three years, there is a discrete increase reflected in the Summary of Compensation table for fiscal 2016, due both to a special one-time equity grant ("Launch Grant") issued on the launch of HPE, as well as one-time incremental equity accounting costs related to the separation from HP, and the ES/CSC spin-merge transaction grant amendments of existing awards, as more fully described below.

The following chart illustrates the impact of the one-time Launch Grant and one-time accounting cost for fiscal 2016 on the CEO's disclosed compensation compared to prior and estimated future years. The other NEOs reported in the Summary Compensation Table have similar one-time increases in compensation.

(1)
CEO compensation in the chart above does not include "All Other Compensation."

(2)
Estimated fiscal 2017 compensation is based on the CEO's 2017 base salary, target annual incentive, and actual annual equity award. Actual 2017 annual incentive payout will vary based on performance against fiscal 2017 goals.

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ONE-TIME SPECIAL RETENTION LAUNCH GRANTS

As was discussed in the fiscal 2015 proxy statement, the former parent's HRC Committee approved one-time Launch Grants made to selected executives in connection with the separation from HP and launch of HPE. The grants were finalized after months of careful consideration of the need for such grants, market practices, and the appropriate design elements. In deciding to approve these equity awards, and in shaping their design, the HRC Committee considered:

  •
  The desire to have an engaged, stable and stockholder-aligned senior management team through a critical period launching a new company;

  •
  The desire to give executives being newly promoted in connection with the separation an opportunity to have a market-competitive equity stake in HPE;

  •
  The retentive effect of the Launch Grants' 3-year ratable vesting schedule;

  •
  A market analysis performed by our compensation consultants of mergers and spinoff separations over $1 billion that occurred over the three years leading up to the separation from HP indicated that in many of the cases, launch grants were made. Although in some instances there were no launch grants, in situations where launch grants were made to named executive officers, the launch grant value as a multiple of annual long-term incentive awards ranged between 0.5x to 4.5x, which is consistent with our approach; and

  •
  Unlike the vast majority of companies where launch grants were made solely in the form of time-based awards, we assigned rigorous stock price performance goals to the stock option portion of the awards to ensure that compensation realized by our NEOs would be closely tied to meaningful changes in stockholder value.

The overall budget for the Launch Grants took into account the value potential of the awards under different scenarios, as well as the impact on post-separation dilution and share usage rates.

The one-time Launch Grants to the NEOs were later ratified by the HPE HRC Committee, and granted on November 2, 2015 with a grant price of $14.49. They were delivered in an equal value-based weighting of Performance-contingent Stock Options ("PCSOs") and RSUs, both of which vest ratably over three years assuming, in the case of PCSOs, that performance conditions are achieved. The following table contains additional details regarding the PCSO design for the Launch Grants.

Tranche	Time-vesting Requirement	Minimum Stock Price Hurdle for Vesting(1)	Forfeiture Date if Price Hurdle Not Met
Tranche One	November 2, 2016	$15.94 (110% of the grant price)	November 2, 2017

Tranche Two	November 2, 2017	$17.39 (120% of the grant price)	November 2, 2019

Tranche Three	November 2, 2018	$18.84 (130% of the grant price)	November 2, 2020

(1)
HPE closing stock price must be at or above the specific price hurdle for at least 20 consecutive days to satisfy the performance-based vesting requirement

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Launch Grant Award Values

Named Executive Officer	PCSOs (50%)	RSUs (50%)	Total LTI Value (100%)
M. Whitman	$7,500,000	$7,500,000	$15,000,000

T. Stonesifer	1,000,000	1,000,000	2,000,000

M. Nefkens	3,000,000	3,000,000	6,000,000

A. Neri	3,000,000	3,000,000	6,000,000

C. Hsu	2,250,000	2,250,000	4,500,000

R. Youngjohns	2,500,000	2,500,000	5,000,000

Status of Launch Grant Performance Conditions

Because HPE delivered stock price appreciation in excess of 45% in the first year from its November 1, 2015 launch, all three stock price appreciation conditions have been met. The first tranche of PCSOs vested in fiscal 2017, and the remaining Launch Grant PCSOs will vest ratably in fiscal 2018 and fiscal 2019, subject to continued employment.

EQUITY AWARD MODIFICATIONS

In consideration of the uncertainty for employees and the evolution of the rationale for various performance goals as a result of the ES/CSC spin-merge, the HRC Committee approved certain equity award modifications in May of 2016. These equity modifications were designed to strengthen employee retention incentives over the essential time period for the transaction, and to provide security and fairness to employees who are, or could be, negatively impacted by the transaction. These equity award modifications were in lieu of providing otherwise significant retention-based cash and equity awards, which is a typical practice in comparable situations.

Therefore, as previously disclosed in the May 26, 2016 8-K filing, HPE has taken the following actions with respect to its equity compensation program:

Equity Acceleration

All unvested, outstanding equity held as of May 24, 2016, by HPE employees (including the NEOs, but excluding the CEO), will now vest on the earliest of:

  •
  The normally scheduled vesting date;

  •
  Involuntary termination immediately prior to a corporate transaction (e.g. sale, divestiture, or spin-off);

  •
  Involuntary termination of employment, other than for cause; or

  •
  June 1, 2018.

All unvested, outstanding equity held by the CEO as of May 24, 2016, will now vest on the earliest of:

  •
  The normally scheduled vesting date;

  •
  Retirement from HPE on a date reasonably determined by the CEO and the Board; or

  •
  Involuntary termination of employment by HPE without cause (as defined in the Severance Plan for Executive Officers).

Performance-contingent Stock Options

The stock price performance component for all tranches of PCSOs granted to NEOs in December 2014 has been adjusted to $24.94 per share or higher for a period of 20 consecutive days, and must be met on or before December 10, 2017, as described in the following table. The new timeline to meet performance conditions aligns this incentive to the ES/CSC spin-merge activity, and before the June 1, 2018 accelerated

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vesting. Essentially, the time to meet the performance conditions was extended for the first tranche and was shortened for the third tranche.

Minimum Stock Price Hurdle for Vesting

	Time-vesting Requirement	Initial	Amended
Tranche 1	December 10, 2015	$22.86 by December 10, 2016	$24.94 by December 10, 2017

Tranche 2	December 10, 2016	$24.94 by December 10, 2017	No Change

Tranche 3	December 10, 2017	$27.01 by December 10, 2018	$24.94 by December 10, 2017

All unvested outstanding PCSOs will vest in accordance with the vesting schedule applicable to all equity outstanding as of May 24, 2016 (as described above).

The modification described above resulted in an incremental accounting cost, mostly due to the longer period in which the performance condition could be achieved for the first tranche. In turn, the third tranche now has less time to achieve its performance condition, but per accounting standards, the "loss" in valuation of that tranche is not allowed to offset incurred cost from other tranches of the grant.

Performance-adjusted Restricted Stock Units

Due to the significant changes in HPE's portfolio of business segments, the two- and three-year ROIC and RTSR goals initially set for PARSUs were no longer relevant. Therefore, the terms have been modified for PARSUs granted to all NEOs and outstanding as of May 24, 2016, such that they:

  •
  Converted into time-vesting RSUs on November 30, 2016, based on HPE's fiscal 2016 ROIC and RTSR performance, to the extent outstanding on such date; and

  •
  Will vest in accordance with the vesting schedule applicable to all equity outstanding as of May 24, 2016 (as described above).

The modification described above resulted in an incremental accounting cost, which was incurred mostly due to the shorter remaining performance period, combined with HPE's TSR outperformance relative to peers as of the modification date.

In accordance with the equity treatment described above, the fiscal 2015 and 2016 PARSUs have been converted to time-based RSUs with identical vesting periods, based on final fiscal 2016 RTSR and ROIC performance detailed in the table below. The first tranche of the 2015 PARSUs vested as scheduled on October 31, 2016, and was paid out based on the same financial performance.

2015 and 2016 PARSU Achievement

	Target	Final Result	Payout / RSU Conversion Ratio
FYE2016 ROIC(1)	9.5%	9.32%	93.95%

FYE2016 RTSR	50th percentile	98th percentile	200%

FINAL ACHIEVEMENT			146.98%

(1)
Consistent with the HRC Committee's guidance previously described, financial metric goals were revised due to the H3C transaction, which was greater than the pre-determined threshold set at the beginning of the performance period.

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OTHER COMPENSATION-RELATED MATTERS

USE OF COMPARATIVE COMPENSATION DATA AND COMPENSATION PHILOSOPHY

The HRC Committee reviewed Section 16 officer compensation and compared it to that of executives in similar positions with HPE's peer group companies for purposes of benchmarking target pay levels. The peer group for fiscal 2016 was developed prior to the separation of HPE from HP, and took into account the expected characteristics of HPE after its launch as a new company. The peer group consisted of the following companies:

Fiscal 2016 Peer Companies

	• Apple Inc.	• Google Inc.
	• Accenture	• Intel Corporation
	• ADP	• IBM
Technology	• Amazon	• Microsoft Corporation
	• Cisco Systems, Inc.	• Oracle Corporation
	• Computer Sciences Corporation	• Qualcomm
	• EMC Corporation	• Xerox

	• General Electric Company	• The Boeing Company
Non-technology	• Caterpillar	• United Technologies Corporation
• Honeywell

For fiscal 2016, two primary screening criteria were used to develop a pool of potential peers. The list was then subjected to further consideration based on additional factors.

The two primary screening criteria were:

  •
  Companies listed on major U.S. exchanges with executives primarily living in the U.S. that generally use U.S.-based compensation practices; and

  •
  Revenue within a range between 25% and 350% of HPE's revenue.

End of Fiscal 2015 Revenue
($ in billions)

Additional factors considered included business similarities (primarily a business-to-business focus), publicly traded companies in other select industries such as information technology, industrials, health care (pharmaceuticals), telecommunications services, consumer discretionary, and consumer staples, as well as global scope, organizational complexity, research and development spending as a percent of revenue, peers of peers, competition for talent, and proxy advisory organization peer group selections.

The use of this rules-based methodology resulted in an appropriate peer group for comparison purposes, as well as a group that is large and diverse enough so that the addition or elimination of any one company does not alter the overall analysis.

In reviewing comparative pay data from these companies against pay for Section 16 officers, the HRC Committee evaluated data using regression analysis, where necessary, to adjust for size differences between HPE and the peer group

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companies. Exclusions were made for particular data points of certain companies if they were anomalous and not representative of market practices.

The HRC Committee continued to set target total direct compensation levels for fiscal 2016 that were generally at or near the market median, although in some cases higher for attraction and retention purposes.

STOCK OWNERSHIP GUIDELINES

HPE has stock ownership guidelines designed to align executives' interests more closely with those of stockholders, and mitigate the potential for risk-taking that could affect the value of HPE stock. Under the guidelines, within five years of assuming a designated position, the CEO should attain an investment position in our stock equal to seven times her base salary, and all other EVPs should attain an investment position equal to five times their respective base salaries. Shares counted toward these guidelines include any shares held by the executive directly or through a broker, shares held through the Company's 401(k) Plan, shares held as restricted stock, shares underlying time-vested RSUs, and shares underlying vested but unexercised stock options (50% of the in-the-money value of such options is used for this calculation). All NEOs held the required investment position in HPE's stock as of the end of fiscal 2016.

ANTI-HEDGING/PLEDGING POLICY

We have a policy prohibiting HPE's executive officers from engaging in any form of hedging transaction (derivatives, equity swaps, forwards, etc.) in HPE securities, including, among other things, short sales and transactions involving publicly traded options. In addition, with limited exceptions, HPE's executive officers are prohibited from holding HPE securities in margin accounts and from pledging HPE securities as collateral for loans. We believe that these policies further align executives' interests with those of stockholders.

POLICY ON RECOVERY OF ANNUAL INCENTIVE IN EVENT OF FINANCIAL RESTATEMENT

HPE adopted a "clawback" policy (originally adopted by our former parent in 2006) that permits the Board to recover certain annual incentives from senior executives whose fraud or misconduct resulted in a significant restatement of financial results. The policy allows for the recovery of annual incentives paid at or above target from those senior executives whose fraud or misconduct resulted in the restatement where the annual incentives would have been lower absent the fraud or misconduct, as determined by the Board. In fiscal 2014, our former parent added a provision to equity grant agreements to clarify that they are subject to the clawback policy. That provision has been included in the grant agreements for awards made by HPE since the separation from HP.

FISCAL 2017 COMPENSATION PROGRAM

For fiscal 2017, the HRC Committee engaged FW Cook to recommend an appropriate peer group for a competitive benchmarking analysis of executive pay and compensation design in light of the strategic divestitures, including the ES/CSC spin-merge transaction.

The overall compensation structure in fiscal 2017 will remain similar to fiscal 2016. The HRC Committee believes that maintaining a similar structure is in our stockholders' best interest, but that some streamlining is appropriate given the announced spin-merge transactions of both Enterprise Services and Software. However, one-time Launch Grants are not part of the fiscal 2017 compensation program.

  •
  The annual incentive PfR program performance metrics will continue to focus business leaders more directly on the financial performance of their own businesses, including business segment free cash flow in fiscal 2017.

  •
  To simplify the LTI program in preparation for the transactions expected in fiscal 2017, and to further support stockholder alignment, fiscal 2017 annual equity grants were made 50% in PCSOs and 50% in RSUs. This value-based equity mix was considered appropriate given the difficulty in forecasting multi-year financial performance in light of the spin-merge transactions. In setting the required stock price hurdles for the PCSOs to vest, the HRC Committee considered not only the stock price itself, but also the underlying compound annual growth rate required both to achieve vesting in the target three years, as well as to avoid

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Executive Compensation — Compensation Discussion and Analysis (continued)

  forfeiture by meeting stock price hurdles in later years. More details regarding the fiscal 2017 PCSO design are shown in the table below.

				Minimum Compound Annual Growth Rate

Tranche	Time-vesting Requirement	Minimum Stock Price Hurdle for Vesting(1)	Forfeiture Date if Price Hurdle Not Met	For Ratable Vesting Over Three Years	For Vesting Prior to Forfeiture
Tranche One	December 7, 2017	115% of the grant price	December 7, 2018	15.0%	7.2%

Tranche Two	December 7, 2018	125% of the grant price	December 7, 2020	11.8%	5.7%

Tranche Three	December 7, 2019	135% of the grant price	December 7, 2021	10.5%	6.2%

(1)
The 20-day moving average of HPE's closing stock price must be at or above the specific price hurdle to satisfy the performance-based vesting requirement

In fiscal 2017, the HRC Committee plans to continue to carefully review the Company's talent needs, and compensation programs and actions to:

  •
  achieve a successful transition following the spin-merge transactions;

  •
  continue to align pay with stockholder interests; and

  •
  maintain good governance standards following the announced transactions.

CHANGES TO RETIREMENT PROVISIONS FOR EQUITY AWARDS IN FISCAL 2017

United States employees are eligible for favorable vesting treatment of equity awards held at the time of retirement, contingent on compliance with restrictive covenants. Effective as of January 1, 2016, retirement is defined as 55 years of age or more, with age plus years of service totaling at least 70 at the time of termination. As of October 31, 2016, none of the NEOs were eligible for retirement treatment of their awards based on this updated definition.

Under HPE's prior policy, an employee was entitled to full accelerated vesting of all unvested and outstanding time-vested RSUs and options upon termination following the attainment of retirement eligibility. Effective for all time-vested RSUs and options granted on or after November 1, 2016, the HRC Committee approved a change to the vesting treatment so that, upon retirement three months or more after the grant date, the awards will continue vesting on the original vesting schedule. To the extent that retirement occurs within three months after the grant date, the awards will be immediately forfeited.

There has been no change in the vesting treatment of PCSOs on retirement. PCSOs generally remain subject to pro-rata vesting on retirement, subject to attaining the stock price hurdle.

ACCOUNTING AND TAX EFFECTS

The impact of accounting treatment is considered in developing and implementing our compensation programs, including the accounting treatment as it applies to amounts awarded or paid to our executives.

The impact of federal tax laws on our compensation programs is also considered, including the deductibility of compensation paid to the NEOs, as limited by Section 162(m) of the Code. Our compensation program is designed with the intention that compensation paid in various forms may be eligible to qualify for deductibility under Section 162(m) of the Code, but there have been and may be other exceptions for administrative or other reasons.

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HRC COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The undersigned members of the HRC Committee of the Board of Hewlett Packard Enterprise have reviewed and discussed with management this Compensation Discussion and Analysis. Based on this review and discussion, we have recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and in the Annual Report on Form 10-K of Hewlett Packard Enterprise filed for the fiscal year ended October 31, 2016.

HRC Committee of the Board of Directors

Leslie A. Brun, Chair
Pamela L. Carter
Klaus Kleinfeld
Mary Agnes Wilderotter

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Summary Compensation Table

The following table sets forth information concerning the compensation of our CEO, our chief financial officer, and our four other most highly compensated executive officers serving during fiscal 2016.

Name and Principal Position	Year	Salary(1) ($)	Bonus ($)	Stock Awards(2)(3) ($)	Option Awards(3)(4) ($)	Non-Equity Incentive Plan Compensation(5) ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(6) ($)	All Other Compensation(7) ($)	Total(8) ($)

Margaret C. Whitman	2016	1,500,058	—	18,970,393	11,729,190	3,081,189	—	283,521	35,564,351
President and Chief	2015	1,500,058	—	7,771,200	5,113,585	2,453,262	—	297,441	17,135,546
Executive Officer	2014	1,500,058	—	8,147,637	5,355,075	4,314,000	—	295,394	19,612,164

Timothy C. Stonesifer	2016	675,026	—	3,386,593	1,785,860	813,850	—	67,521	6,728,850
Executive Vice President
and Chief Financial Officer

Michael G. Nefkens	2016	700,027	—	7,013,909	4,503,410	1,109,577	—	1,252,140	14,579,063
Executive Vice President	2015	700,027	—	2,988,392	1,966,763	508,635	19,005	61,532	6,244,354
and General Manager,	2014	700,027	—	3,437,154	1,977,266	747,199	107,736	19,575	6,988,957
Enterprise Services

Antonio F. Neri	2016	725,028	—	6,579,914	4,359,346	665,943	29,477	82,705	12,442,413
Executive Vice President	2015	725,028	1,500,000	1,999,993	1,264,048	831,709	8,338	262,489	6,591,605
and General Manager,
Enterprise Group

Christopher P. Hsu	2016	675,026	—	4,636,602	3,170,585	972,053	—	41,409	9,495,675
Executive Vice President,
Chief Operating Officer,
and General Manager,
Software

Robert Youngjohns(9)	2016	700,027	—	5,830,462	3,765,777	873,624	—	38,366	11,208,256
Executive Vice President
and former General
Manager, Software

(1)
Amounts shown represent base salary earned during the fiscal year, as described under "Determinations of Fiscal 2016 Executive Compensation—2016 Base Salary."

(2)
The grant date fair value of all stock awards has been calculated in accordance with applicable accounting standards. For information on the assumptions used to calculate the fair value of the awards, refer to Note 5 to our "Consolidated & Combined Financial Statements" in our Annual Report on Form 10-K for the fiscal year ended October 31, 2016, as filed with the SEC on December 15, 2016. In the case of RSUs, the value is determined by multiplying the number of units granted by the closing price of stock on the grant date. For PARSUs awarded in fiscal 2016, amounts shown reflect the grant date fair value of the PARSUs for the two- and three-year performance periods beginning with fiscal 2016, based on the probable outcome of performance conditions related to these PARSUs at the grant date. The 2016 PARSUs include both market-related (RTSR) and internal (ROIC) performance goals as described under "Determination of Fiscal 2016 Executive Compensation—Long-term Incentives." Consistent with the applicable accounting standards, the grant date fair value of the RTSR component has been determined using a Monte Carlo simulation model. The table below sets forth the grant date fair value for the PARSUs granted in fiscal 2016:

Name	Probable Outcome of Performance Conditions Grant Date Fair Value ($) *	Maximum Outcome of Performance Conditions Grant Date Fair Value ($)	Market-related Component Grant Date Fair Value ($) **

Margaret C. Whitman	2,669,184	5,338,367	3,840,209

Timothy C. Stonesifer	615,963	1,231,926	886,199

Michael G. Nefkens	923,952	1,847,904	1,329,309

Antonio F. Neri	923,952	1,847,904	1,329,309

Christopher P. Hsu	615,963	1,231,926	886,199

Robert Youngjohns	769,958	1,539,915	1,107,754

*
Amounts shown represent the grant date fair value of the PARSUs subject to the internal ROIC performance goal (i) based on the probable or target outcome as of the date the goals were set and (ii) based on achieving the maximum level of performance for the two- and three-year performance periods beginning in fiscal 2016. The grant date fair value of the ROIC goal component of the PARSUs awarded on December 9, 2015 was $14.85 per unit, which was the closing stock price of HPE common stock on December 9, 2015.

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**
Amounts shown represent the grant date fair value of PARSUs subject to the RTSR goal component of the PARSUs, for which expense recognition is not subject to probable or maximum outcome assumptions. The weighted-average grant date fair value of the RTSR goal component of the PARSUs awarded on December 9, 2015 was $21.37 per unit, which was determined using a Monte Carlo simulation model.

(3)
In connection with the separation of HPE from HP, unvested HP equity awards were converted to HPE equity awards in a ratio that preserved the intrinsic value of the awards as of the conversion date. In addition, the first tranche of fiscal

2015 PARSUs became vested and were settled during fiscal 2016 (based on RTSR and ROIC performance as of October 31, 2016). These activities resulted in a one-time, incremental compensation accounting cost that is reflected in this column and is shown in the table below.

In connection with the Enterprise Services spin-merge transaction, fiscal 2015 and fiscal 2016 PARSUs were converted to time-based RSUs and measured based on RTSR and ROIC performance as of October 31, 2016. In addition, the fiscal 2015 PCSOs incurred an incremental cost, which is quantified below. Please see the "Equity Award Modifications" section for more details.

Name	HP Separation Incremental Accounting Cost ($)	ES/CSC Spin-merge Incremental Accounting Cost ($)

Margaret C. Whitman	1,665,656	963,557

Timothy C. Stonesifer	29,288	134,433

Michael G. Nefkens	640,608	348,193

Antonio F. Neri	209,090	201,652

Christopher P. Hsu	151,180	134,433

Robert Youngjohns	537,207	285,276

(4)
The grant date fair value of PCSO awards is calculated using a combination of a Monte Carlo simulation model and a lattice model as these awards contain market conditions. For information on the assumptions used to calculate the fair value of the stock awards, refer to Note 5 to our "Consolidated & Combined Financial Statements" in our Annual Report on Form 10-K for the fiscal year ended October 31, 2016, as filed with the SEC on December 15, 2016.

(5)
Amounts shown represent payouts under the PfR program (amounts earned during the applicable fiscal year but paid after the end of that fiscal year).

(6)
Amounts shown represent the increase in actuarial present value of NEO pension benefits during the applicable fiscal year. As described in more detail under "Narrative to the Fiscal 2016 Pension Benefits Table" below, pension benefits have ceased accruing for all NEOs, and NEOs hired after the accrual cessation date for a pension plan are not eligible to participate in the plan. The amounts reported for the NEOs do not reflect additional accruals, but reflect the passage of one more year from the prior present value calculation and changes in other actuarial assumptions. The assumptions used in calculating the changes in pension benefits are described in footnote (2) to the "Fiscal 2016 Pension Benefits Table" below.

(7)
The amounts shown are detailed in the "All Other Compensation Table" below.

(8)
The one-time Launch Grant represented in the total amounts include: $15M for Ms. Whitman, $2M for Mr. Stonesifer, $6M for each Messrs. Nefkens and Neri, $4.5M for Mr. Hsu, and $5M for Mr. Youngjohns. This one-time award is detailed in the "One-time Special Retention Launch Grants" section.

(9)
Effective September 7, 2016, Robert Youngjohns assumed a new role as EVP, Strategic Business Development and is no longer considered an executive officer as defined for SEC reporting purposes. However, since his compensation exceeded that of the next most highly compensated executive officer, he is reported as an NEO in this proxy statement.

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Fiscal 2016 All Other Compensation Table

The following table provides additional information about the amounts that appear in the "All Other Compensation" column in the "Summary Compensation Table" above:

Name	401(k) Company Match(1) ($)	NQDC Company Match(2) ($)	Mobility Program(3) ($)	Personal Aircraft Usage(4) ($)	Tax Benefit(5) ($)	Miscellaneous(6) ($)	Total AOC ($)

Margaret C. Whitman	10,600	—	—	254,921	—	18,000	283,521

Timothy C. Stonesifer	10,125	—	45,128	2,268	—	10,000	67,521

Michael G. Nefkens	11,450	—	23,799	4,130	1,212,761	—	1,252,140

Antonio F. Neri	11,575	—	65,630	2,624	2,876	—	82,705

Christopher P. Hsu	10,606	10,600	—	2,203	—	18,000	41,409

Robert Youngjohns	11,450	—	26,916	—	—	—	38,366

(1)
Represents matching contributions made under the HPE 401(k) Plan. Although the maximum annual match in calendar years 2015 and 2016 under the HPE 401(k) Plan was $10,600, some NEOs had not achieved the maximum match prior to October 31, 2015, and therefore received matching contributions in both 2015 and 2016 that, in the aggregate, exceeded the calendar year maximum.

(2)
Represents matching contributions credited during fiscal 2016 under the HPE Executive Deferred Compensation Plan with respect to the 2015 calendar year of that plan.

(3)
Represents benefits provided under our standard company relocation program.

(4)
For purposes of reporting the value of such personal usage in this table, we use data provided by an outside firm to calculate the hourly cost of operating each type of aircraft. These costs include the cost of fuel, maintenance, landing and parking fees, crew, catering, and supplies. For trips by NEOs that involve mixed personal and business usage, we include the incremental cost of such personal usage (i.e., the excess of the cost of the actual trip over the cost of a hypothetical trip without the personal usage). Personal usage is imputed as income to the executives under the applicable tax rules and no tax gross-ups are provided for this imputed income. In addition, in fiscal 2016, Ms. Whitman entered into a renewal of a "time-sharing agreement", under which she reimburses the Company for those costs permitted to be charged under federal regulations incurred in connection with certain personal travel on corporate aircraft above a certain amount in a given fiscal year. Ms. Whitman reimbursed the Company $123,616 related to her and her passengers' personal use of corporate aircraft during fiscal 2016 reported under the timeshare agreement.

(5)
Mr. Nefkens was on an international assignment in the United Kingdom during fiscal 2013, and relocated to Palo Alto, California in June 2013. Amount represents certain trailing payments and reimbursement for taxes incurred relating to his previous UK assignment. This benefit facilitates the assignment of employees to positions in other countries by minimizing any financial detriment or gain to the employee from the international assignment. Mr. Neri relocated from Houston, Texas to Palo Alto, California in November 2014. Amount for Mr. Neri represents tax benefits provided under the standard company relocation program.

(6)
Includes amounts paid either directly to Ms. Whitman and Mr. Hsu or on their behalf for financial counseling. Also includes an employer charitable donation match for Mr. Stonesifer.

NARRATIVE TO THE SUMMARY COMPENSATION TABLE

The amounts reported in the "Summary Compensation Table," including base pay, annual and LTI award amounts, and benefits and perquisites, are described more fully under "Compensation Discussion and Analysis."

The amounts reported in "Non-Equity Incentive Plan Compensation" column include amounts earned in fiscal 2016 by each of the NEOs under the PfR program. The narrative description of the remaining information in the "Summary Compensation Table" is provided in the narrative to the other compensation tables.

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Grants of Plan-Based Awards in Fiscal 2016

The following table provides information on awards granted under the PfR program for fiscal 2016, and awards of RSUs, PCSOs, and PARSUs granted as part of the fiscal 2016 long-term incentive compensation, all of which are provided under the HPE 2015 Stock Incentive Plan:

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)(3)			All Other Stock Awards: Number of Shares of Stock or	All Other Option Awards: Number of Securities Underlying	All Other Option Awards: Exercise or Base Price of Option	Grant-Date Fair Value of Stock and Option

Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Units(4)(5) (#)	Options(6) (#)	Awards ($)	Awards(7) ($)

Margaret C. Whitman
PfR		750,000	3,000,000	6,000,000
Launch PCSO	11/2/2015					1,619,013				14.49	7,576,981
Launch RSU	11/2/2015							517,598			7,499,995
Annual RSU	12/9/2015							218,855			3,249,997
Annual NQ	12/9/2015								895,846	14.85	3,234,004
Annual PARSU	12/9/2015				179,743	359,486	718,972				6,509,393
HP Separation PARSU Acct Cost	11/2/2015							163,972			1,053,907
HP Separation PCSO Acct Cost	11/2/2015							1,088,396			611,749
ES/CSC PARSU Acct Cost	5/24/2016							400,479			657,101
ES/CSC PCSO Acct Cost	5/24/2016							362,798			306,456

Timothy C. Stonesifer
PfR		210,938	843,750	1,687,500
Launch PCSO	11/2/2015					215,868				14.49	1,010,262
Launch RSU	11/2/2015							69,013			999,998
Annual RSU	12/9/2015							50,505			749,999
Annual NQ	12/9/2015								206,734	14.85	746,310
Annual PARSU	12/9/2015				41,479	82,958	165,916				1,502,162
HP Separation NQ Acct Cost	11/2/2015							40,466			29,288
ES/CSC PARSU Acct Cost	5/24/2016							82,958			134,433

Michael G. Nefkens
PfR		218,750	875,000	1,750,000
Launch PCSO	11/2/2015					647,605				14.49	3,030,792
Launch RSU	11/2/2015							207,039			2,999,995
Annual RSU	12/9/2015							75,758			1,125,006
Annual NQ	12/9/2015								310,101	14.85	1,119,465
Annual PARSU	12/9/2015				62,219	124,438	248,876				2,253,261
HP Separation PARSU Acct Cost	11/2/2016							63,064			405,322
HP Separation PCSO Acct Cost	11/2/2016							418,613			235,287
ES/CSC PARSU Acct Cost	5/24/2016							140,204			230,325
ES/CSC PCSO Acct Cost	5/24/2016							139,537			117,867

Antonio F. Neri
PfR		226,563	906,250	1,812,500
Launch PCSO	11/2/2015					647,605				14.49	3,030,792
Launch RSU	11/2/2015							207,039			2,999,995
Annual RSU	12/9/2015							75,758			1,125,006
Annual NQ	12/9/2015								310,101	14.85	1,119,465
Annual PARSU	12/9/2015				62,219	124,438	248,876				2,253,261
HP Separation NQ Acct Cost	11/2/2016							288,873			209,090
ES/CSC PARSU Acct Cost	5/24/2016							124,438			201,652

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		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)(3)			All Other Stock Awards: Number of Shares of Stock or	All Other Option Awards: Number of Securities Underlying	All Other Option Awards: Exercise or Base Price of Option	Grant-Date Fair Value of Stock and Option

Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Units(4)(5) (#)	Options(6) (#)	Awards ($)	Awards(7) ($)

Christopher P. Hsu
PfR		210,938	843,750	1,687,500
Launch PCSO	11/2/2015					485,704				14.49	2,273,095
Launch RSU	11/2/2015							155,280			2,250,007
Annual RSU	12/9/2015							50,505			749,999
Annual NQ	12/9/2015								206,734	14.85	746,310
Annual PARSU	12/9/2015				41,479	82,958	165,916				1,502,162
HP Separation NQ Acct Cost	11/2/2015							462,083			151,180
ES/CSC PARSU Acct Cost	5/24/2016							82,958			134,433

Robert Youngjohns
PfR		218,750	875,000	1,750,000
Launch PCSO	11/2/2015					539,671				14.49	2,525,660
Launch RSU	11/2/2015							172,533			2,500,003
Annual RSU	12/9/2015							63,131			937,495
Annual NQ	12/9/2015								258,417	14.85	932,885
Annual PARSU	12/9/2015				51,849	103,698	207,396				1,877,711
HP Separation PARSU Acct Cost	11/2/2015							50,452			324,270
HP Separation PCSO Acct Cost	11/2/2015							334,890			188,229
HP Separation NQ Acct Cost	11/2/2015							156,713			24,709
ES/CSC PARSU Acct Cost	5/24/2016							116,311			190,982
ES/CSC PCSO Acct Cost	5/24/2016							111,630			94,294

(1)
Amounts represent the range of possible cash payouts for fiscal 2016 awards under the PfR program.

(2)
Launch Grant PCSO awards vest as follows: one third of the PCSO award will vest upon continued service of one year and our closing stock price is at least 10% over the grant date stock price for at least 20 consecutive trading days within two years from the date of grant; one third will vest upon continued service for two years and our closing stock price is at least 20% over the grant date stock price for at least 20 consecutive trading days within four years from the date of grant; and one third will vest upon continued service of three years and our closing stock price is at least 30% over the grant date stock price for at least 20 consecutive trading days within five years from the date of grant. All PCSO awards have an eight-year term. Because all stock price hurdles were achieved during fiscal 2016, continued service is the only remaining requirement for full vesting.

(3)
Fiscal 2016 PARSUs were awarded in the form of performance-based restricted stock in order to preserve eligibility for deduction under Section 162(m) of the Code after the separation from HP. The award amounts represent the range of shares that may vest at the end of the two- and three-year performance periods applicable to the award assuming achievement of threshold, target and maximum performance. PARSUs were originally structured to vest 50% based on performance over two years with continued service, and 50% based on performance over three years with continued service. The awards eligible for two-year vesting are 50% contingent upon our two-year RTSR and 50% contingent on our ROIC performance, and similarly, the awards eligible for three-year vesting are 50% contingent upon our three-year RTSR and 50% contingent on our ROIC performance. To the extent that our RTSR and ROIC performance is below threshold for the performance period, no shares will vest for the applicable tranche. For additional details, see the discussion of PARSU awards under "Determination of Fiscal 2016 Executive Compensation—Long-term Incentives—Fiscal 2016 PARSUs."

(4)
RSUs vest as to one-third of the units on each of the first three anniversaries of the grant date, subject to continued service.

(5)
The transaction modification values shown as "HP Separation" PARSU and PCSO modification and "ES/CSC" PARSU and PCSO modifications do not represent new grants. Instead, the values represent the number of target units associated with the incremental compensation cost of transaction-related accelerated vesting. In connection with the separation of HPE from HP, unvested HP equity awards were converted to HPE equity awards. In addition, the first tranche of fiscal 2015 PARSUs was vested and settled during fiscal 2016 (based on RTSR and ROIC performance as of October 31, 2016). These modifications resulted in an incremental compensation cost that is reflected in this column. In connection with the ES/CSC spin-merge transaction, fiscal 2015 and fiscal 2016 PARSUs were converted to time-based RSUs based on RTSR and ROIC performance as of October 31, 2016. In addition, the fiscal 2015 PCSOs incurred an incremental cost. See the "Equity Award Modifications" section for more details.

(6)
Stock option awards vest as to one-third of the shares on each of the first, second, and third anniversaries of the date of grant.

(7)
See footnote (2) to the "Summary Compensation Table" for a description of the method used to determine the grant date fair value of stock awards. This value may differ from the value represented in the Summary Compensation Table due to rounding.

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Outstanding Equity Awards at 2016 Fiscal Year-End

The following table provides information on stock and option awards held by the NEOs as of October 31, 2016.

	Option Awards					Stock Awards

Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable(1) (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options(2) (#)	Option Exercise Price(3) ($)	Option Expiration Date(4)	Number of Shares or Units of Stock That Have Not Vested(5)(6) (#)	Market Value of Shares or Units of Stock That Have Not Vested(7) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Margaret C. Whitman	1,865,404	—	—	13.12	9/27/2019	1,579,093	35,482,220	—	—
	625,251	—	—	14.67	12/14/2019	—	—	—	—
	1,472,688	—	—	7.69	12/6/2020	—	—	—	—
	1,190,857	—	—	8.36	1/2/2021	—	—	—	—
	386,822	—	—	15.01	12/11/2021	—	—	—	—
	—	—	1,088,396	20.78	12/10/2022	—	—	—	—
	—	—	1,619,013	14.49	11/2/2023	—	—	—	—
	—	895,846	—	14.85	12/9/2023	—	—	—	—

Timothy C. Stonesifer	—	23,981	—	16.17	3/14/2022	386,276	8,679,622	—	—
	13,488	26,978	—	20.78	12/10/2022	—	—	—	—
	—	—	215,868	14.49	11/2/2023	—	—	—	—
	—	206,734	—	14.85	12/9/2023	—	—	—	—

Michael G. Nefkens	512,076	—	—	9.57	1/16/2021	585,159	13,148,523	—	—
	191,911	—	130,822	15.01	12/11/2021	—	—	—	—
	—	—	418,613	20.78	12/10/2022	—	—	—	—
	—	—	647,605	14.49	11/2/2023	—	—	—	—
	—	310,101	—	14.85	12/9/2023	—	—	—	—

Antonio F. Neri	14,658	—	—	13.12	9/27/2019	566,701	12,733,771	—	—
	14,838	—	—	15.80	12/7/2019	—	—	—	—
	96,349	—	—	7.69	12/6/2020	—	—	—	—
	69,830	—	—	15.01	12/11/2021	—	—	—	—
	240,728	—	—	20.78	12/10/2022	—	—	—	—
	—	—	647,605	14.49	11/2/2023	—	—	—	—
	—	310,101	—	14.85	12/9/2023	—	—	—	—

Christopher P. Hsu	215,823	107,912	—	19.15	7/17/2022	471,580	10,596,403	—	—
	46,116	92,232	—	20.78	12/10/2022	—	—	—	—
	—	—	485,704	14.49	11/2/2023	—	—	—	—
	—	206,734	—	14.85	12/9/2023	—	—	—	—

Robert Youngjohns	—	34,712	—	15.01	12/11/2021	487,088	10,944,867	—	—
	104,475	52,238	—	19.15	7/17/2022	—	—	—	—
	—	—	334,890	20.78	12/10/2022	—	—	—	—
	—	—	539,671	14.49	11/2/2023	—	—	—	—
	—	258,417	—	14.85	12/9/2023	—	—	—	—

(1)
Option awards in this column vest with continued service on each of the first, second, and third anniversaries of the date of grant.

(2)
Option awards in this column vest upon satisfaction of certain stock price performance conditions of the one-time Launch Grant PCSOs granted on November 2, 2015, and subject to continued service as to one-third of the shares on each of the first, second, and third anniversaries of the date of grant, or upon later satisfaction of certain stock price performance conditions, and subject to continued service in each case. For more information on this grant, and current status of Launch Grant performance conditions, please see "One-time Special Retention Launch Grants" section."
(3)
Option exercise prices are the fair market value of HPE stock on the grant date.

(4)
All options have an eight-year term.

(5)
The amounts in this column include shares underlying dividend equivalent units granted with respect to outstanding stock awards through October 31, 2016. The release date and release amount for dividend equivalents on all unvested stock awards is based on the date the underlying award vests, as follows, assuming continued employment and satisfaction of any applicable financial performance conditions:

•
Ms. Whitman: November 2, 2016 (172,532 shares plus accrued dividend equivalent shares); December 9, 2016 (72,951 shares

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  plus accrued dividend equivalent shares); December 10, 2016 (62,583 shares plus accrued dividend equivalent shares); December 11, 2016 (86,628 shares plus accrued dividend equivalent shares); November 2, 2017 (172,533 shares plus accrued dividend equivalent shares); December 9, 2017 (72,952 shares plus accrued dividend equivalent shares); December 10, 2017 (62,584 shares plus accrued dividend equivalent shares); November 2, 2018 (172,533 shares plus accrued dividend equivalent shares); and December 9, 2018 (72,952 shares plus accrued dividend equivalent shares);

  •
  Mr. Stonesifer: November 2, 2016 (23,004 shares plus accrued dividend equivalent shares); December 9, 2016 (16,835 shares plus accrued dividend equivalent shares); December 10, 2016 (4,496 shares plus accrued dividend equivalent shares); March 14, 2017 (23,981 shares plus accrued dividend equivalent shares); May 27, 2017 (53,242 shares plus accrued dividend equivalent shares); November 2, 2017 (23,004 shares plus accrued dividend equivalent shares); December 9, 2017 (16,835 shares plus accrued dividend equivalent shares); December 10, 2017 (4,496 shares plus accrued dividend equivalent shares); May 27, 2018 (53,242 shares plus accrued dividend equivalent shares); November 2, 2018 (23,005 shares plus accrued dividend equivalent shares); and December 9, 2018 (16,835 shares plus accrued dividend equivalent shares);

  •
  Mr. Nefkens: November 2, 2016 (69,013 shares plus accrued dividend equivalent shares); December 9, 2016 (25,252 shares plus accrued dividend equivalent shares); December 10, 2016 (24,070 shares plus accrued dividend equivalent shares); December 11, 2016 (31,986 shares plus accrued dividend equivalent shares); November 2, 2017 (69,013 shares plus accrued dividend equivalent shares); December 9, 2017 (25,253 shares plus accrued dividend equivalent shares); December 10, 2017 (24,071 shares plus accrued dividend equivalent shares); November 2, 2018 (69,013 shares plus accrued dividend equivalent shares); and December 9, 2018 (25,253 shares plus accrued dividend equivalent shares);

  •
  Mr. Neri: November 2, 2016 (69,013 shares plus accrued dividend equivalent shares); December 9, 2016 (25,252 shares plus accrued dividend equivalent shares); December 10, 2016 (32,093 shares plus accrued dividend equivalent shares); December 11, 2016 (11,638 shares plus accrued dividend equivalent shares); June 16, 2017 (18,280 shares plus accrued dividend equivalent shares); November 2, 2017 (69,013 shares plus accrued dividend equivalent shares); December 9, 2017 (25,253 shares plus accrued dividend equivalent shares); December 10, 2017 (32,094 shares plus accrued dividend equivalent shares); November 2, 2018 (69,013 shares plus accrued dividend equivalent shares); and December 9, 2018 (25,253 shares plus accrued dividend equivalent shares);

  •
  Mr. Hsu: November 2, 2016 (51,760 shares plus accrued dividend equivalent shares); November 19, 2016 (24,186 shares plus accrued dividend equivalent shares); December 9, 2016 (16,835 shares plus accrued dividend equivalent shares);

  December 10, 2016 (15,372 shares plus accrued dividend equivalent shares); May 27, 2017 (17,747 shares plus accrued dividend equivalent shares); July 17, 2017 (46,463 shares plus accrued dividend equivalent shares); November 2, 2017 (51,760 shares plus accrued dividend equivalent shares); December 9, 2017 (16,835 shares plus accrued dividend equivalent shares); December 10, 2017 (15,372 shares plus accrued dividend equivalent shares); May 27, 2018 (17,747 shares plus accrued dividend equivalent shares); November 2, 2018 (51,760 shares plus accrued dividend equivalent shares); and December 9, 2018 (16,835 shares plus accrued dividend equivalent shares); and

  •
  Mr. Youngjohns: November 2, 2016 (57,511 shares plus accrued dividend equivalent shares); December 9, 2016 (21,043 shares plus accrued dividend equivalent shares); December 10, 2016 (19,256 shares plus accrued dividend equivalent shares); December 11, 2016 (11,571 shares plus accrued dividend equivalent shares); July 17, 2017 (17,413 shares plus accrued dividend equivalent shares); November 2, 2017 (57,511 shares plus accrued dividend equivalent shares); December 9, 2017 (21,044 shares plus accrued dividend equivalent shares); December 10, 2017 (19,257 shares plus accrued dividend equivalent shares); November 2, 2018 (57,511 shares plus accrued dividend equivalent shares); and December 9, 2018 (21,044 shares plus accrued dividend equivalent shares).

(6)
The amounts in this column also include fiscal year 2015 and 2016 PARSUs that are scheduled to vest in October 2017 and October 2018 based on HPE's fiscal 2016 ROIC and RTSR performance. The release date and release amount of dividend equivalents are as follows, assuming continued employment:

•
Ms. Whitman: October 31, 2017 (387,263 shares plus accrued dividend equivalent shares); October 31, 2018 (264,186 shares plus accrued dividend equivalent shares);

•
Mr. Stonesifer: October 31, 2017 (60,966 shares plus accrued dividend equivalent shares); October 31, 2018 (60,966 shares plus accrued dividend equivalent shares);

•
Mr. Nefkens: October 31, 2017 (138,786 shares plus accrued dividend equivalent shares); October 31, 2018 (91,449 shares plus accrued dividend equivalent shares);

•
Mr. Neri: October 31, 2017 (91,449 shares plus accrued dividend equivalent shares); October 31, 2018 (91,449 shares plus accrued dividend equivalent shares);

•
Mr. Hsu: October 31, 2017 (60,966 shares plus accrued dividend equivalent shares); October 31, 2018 (60,966 shares plus accrued dividend equivalent shares); and

•
Mr. Youngjohns: October 31, 2017 (114,077 shares plus accrued dividend equivalent shares); October 31, 2018 (76,208 shares plus accrued dividend equivalent shares).

(7)
Value calculated based on the $22.47 closing price of HPE stock on October 31, 2016.

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Option Exercises and Stock Vested in Fiscal 2016

The following table provides information about options exercised and stock awards vested for the NEOs during fiscal 2016:

	Option Awards		Stock Awards(1)

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise(2) ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(3) ($)

Margaret C. Whitman	—	—	240,654	5,481,356

Timothy C. Stonesifer	47,960	280,086	79,048	1,397,531

Michael G. Nefkens	107,500	721,587	128,786	2,541,630

Antonio F. Neri	213,399	2,132,378	18,874	352,189

Christopher P. Hsu	—	—	66,197	1,281,411

Robert Youngjohns	210,763	1,569,904	102,629	1,839,415

(1)
Includes PARSUs, RSUs, and accrued dividend equivalent shares.

(2)
Represents the amounts realized based on the difference between the exercise price and the market price of shares of HPE stock on the date of exercise.
(3)
Represents the amounts realized based on the fair market value of HPE stock on the vesting date for PARSUs, RSUs, and accrued dividend equivalent shares. Fair market value is determined based on the closing price of HPE stock on the applicable vesting date.

Fiscal 2016 Pension Benefits Table

The following table provides information about the present value of accumulated pension benefits payable to each NEO:

Name(1)	Plan Name(2)	Number of Years of Credited Service (#)	Present Value of Accumulated Benefit(3) ($)	Payments During Last Fiscal Year ($)

Margaret C. Whitman		—	—	—

Timothy C. Stonesifer		—	—	—

Michael G. Nefkens		—	—	—

Antonio F. Neri	Nederland Plan	3.2	$71,182	—
	IRG	20.5	$92,257	—

Christopher P. Hsu		—	—	—

Robert Youngjohns		—	—	—

(1)
Ms. Whitman, Mr. Stonesifer, Mr. Nefkens, Mr. Hsu, and Mr. Youngjohns are not eligible to receive benefits under any HPE defined benefit pension plan because HPE did not retain sponsorship of the pension plan (if any) in which they participated, when it separated from HP.

(2)
The "Nederland Plan" refers to the Stichting Pensioenfonds Hewlett Packard Nederland, a multiple employer pension under which HPE currently participates. The "IRG" refers to the International Retirement Guarantee.

(3)
Because the change in the pension table amounts from those for the prior fiscal year determine the increase in pension value, both the current assumptions as of

  October 31, 2016 and for the prior fiscal year as of October 31, 2015 have been included in the following description. Mr. Neri participated in an HP pension plan while employed in the Netherlands. As of October 31, 2016, the present value for this plan benefit is based on a discount rate of 1.50% and mortality in accordance with the AG forecast table 2016. As of October 31, 2015, the assumptions included a discount rate of 2.47% and mortality in accordance with the AG forecast table 2014. The earliest unreduced retirement age in the Dutch pension plan is age 67. Due to his transfer from the Netherlands to the U.S. at the request of the Company, Mr. Neri is also covered

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Executive Compensation — Compensation Discussion and Analysis (continued)

  under the IRG. As of October 31, 2016, the present value of IRG benefits is based on a discount rate of 3.15%, lump sum interest rates of 1.47% for the first five years, 3.34% for the next 15 years and 4.30% thereafter, and applicable mortality. As of October 31, 2015, the assumptions included a discount rate of 3.55%, lump sum interest rates of 1.69% for the first five years, 4.11% for the next 15 years and 5.07% thereafter, and applicable mortality. The earliest unreduced retirement age for the IRG based on Mr. Neri's employment history is age 65.

NARRATIVE TO THE FISCAL 2016 PENSION BENEFITS TABLE

HPE does not sponsor any qualified U.S. defined benefit pension plans and only participates in one nonqualified U.S. defined benefit retirement plan for selected international transfers. As a result, no NEO currently accrues a benefit under any U.S. qualified defined benefit pension plan. Benefits previously accrued by the NEOs under non-U.S. HPE pension plans are payable to them following termination of employment, subject to the terms of the applicable plan. Mr. Neri who is a participant in the nonqualified U.S. plan for international transfers has the potential to accrue a benefit under the International Retirement Guarantee ("IRG"), but only in the event that HPE requires him to change the country of his employment.

TERMS OF THE NETHERLANDS PENSION PROGRAM

Mr. Neri earned a pension benefit under a Netherlands pension program based on his final pay and years of service while employed by HP in the Netherlands. The pension plan considers a pensionable base which is salary less an offset; the offset reflects the Dutch social security benefits which do not vary with pay levels. The annual accrual that was provided when Mr. Neri participated was 1.75% of his final pensionable base. There is also a 70% spouse's benefit provided upon his death while receiving retirement payments. The benefit under the Dutch pension plan is subject to an annual conditional indexation. In 2014, with Dutch law changes to extend unreduced retirement ages, all previously accrued benefits were converted to a pension commencing at age 67.

TERMS OF THE INTERNATIONAL RETIREMENT GUARANTEE

Employees who transferred internationally at HP's request prior to 2000 were put into an international umbrella plan. This plan determines the country of guarantee which is generally the country in which an employee has spent the longest portion of his HP or HPE career. For Mr. Neri, the country of guarantee is currently the U.S. The IRG determines the present value of a full career benefit for Mr. Neri under the HP Inc. sponsored retirement benefit plans that applied to employees working in the US prior to separation, and to the HPE 401(k) plan after separation, and U.S. Social Security (since the U.S. is his country of guarantee) then offsets the present value of the retirement benefits from plans and social insurance systems in the countries in which he earned retirement benefits for his total period of HP and HPE employment. The net benefit value is payable as a single sum as soon as practicable after termination or retirement. This is a nonqualified retirement plan.

We do not sponsor any other supplemental defined benefit pension plans or special retiree medical benefit plans for executive officers.

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Fiscal 2016 Non-qualified Deferred Compensation Table

The following table provides information about contributions, earnings, withdrawals, distributions, and balances under the EDCP:

Name	Executive Contributions in Last FY(1) ($)	Registrant Contributions in Last FY(2) ($)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at FY End ($)

Margaret C. Whitman	—	—	—	—	—

Timothy C. Stonesifer	—	—	913	—	19,205

Michael G. Nefkens	—	—	—	—	—

Antonio F. Neri	—	—	—	—	—

Christopher P. Hsu	119,375	10,600	12,245	—	182,500

Robert Youngjohns	—	—	—	—	—

(1)
The amounts reported here as "Executive Contributions" and "Registrant Contributions" are reported as compensation to such NEO in the "Summary Compensation Table" above.
(2)
The contributions reported here as "Registrant Contributions" were made in fiscal 2016 with respect to calendar year 2015 participant base pay deferrals. During fiscal 2016, the NEOs were eligible to receive a 4% matching contribution on base pay deferrals that exceeded the limit under the Code that applies to the qualified HPE 401(k) Plan up to a maximum of two times that limit.

NARRATIVE TO THE FISCAL 2016 NON-QUALIFIED DEFERRED COMPENSATION TABLE

The amounts reported in the Non-qualified Deferred Compensation Table were provided under the EDCP, a non-qualified deferred compensation plan that permits eligible U.S. employees to defer base pay in excess of the amount taken into account under the qualified HPE 401(k) Plan and bonus amounts of up to 95% of the annual incentive bonus payable under the PfR program. In addition, a matching contribution is available under the plan to eligible employees. The matching contribution applies to base pay deferrals on compensation above the Code limit that applies to the qualified HPE 401(k) Plan up to a maximum of two times that compensation limit (for fiscal 2016 matching contributions, on calendar year 2015 base pay from $265,000 to $530,000). During fiscal 2016, the NEOs were eligible for a matching contribution of up to 4% on base pay contributions in excess of the Code limit up to a maximum of two times that limit. In effect, the EDCP permits these executives and all employees to receive a 401(k)-type matching contribution on a portion of base pay deferrals in excess of Code limits.

Upon becoming eligible for participation, employees must specify the amount of base pay and/or the percentage of annual incentives to be deferred, as well as the time and form of payment. If termination of employment occurs before retirement (defined under the EDCP as at least age 55 with 15 years of service), distribution is made in the form of a lump sum in January of the year following the year of termination, subject to any delay required under Section 409A of the Code. At retirement (or earlier, if properly elected), benefits are paid according to the distribution election made by the participant at the time of the deferral election subject to any delay required under Section 409A of the Code. No withdrawals are permitted prior to the previously elected distribution date, other than "hardship" withdrawals as permitted by applicable law.

Amounts deferred or credited under the EDCP are credited with notional investment earnings based on participant investment elections made from among the investment options available under the HPE 401(k) Plan. Accounts maintained for participants under the EDCP are not held in trust, and all such accounts are subject to the claims of general creditors of HPE. No amounts are credited with above-market earnings.

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Potential Payments Upon Termination or Change in Control

The amounts in the following table estimate potential payments that would have been due if an NEO had terminated employment with HPE effective October 31, 2016 under each of the circumstances specified below. These amounts are in addition to benefits generally available to U.S. employees upon termination of employment, such as distributions from the HPE 401(k) Plan and payment of accrued vacation where required.

				Long-term Incentive Programs(3)

Name	Termination Scenario	Total(1) ($)	Severance(2) ($)	Stock Options	Restricted Stock	PARSU

Margaret C. Whitman	Voluntary/For Cause	—	—	—	—	—
	Disability	60,558,263	—	24,228,590	21,657,662	14,672,011
	Retirement	—	—	—	—	—
	Death	60,558,263	—	24,228,590	21,657,662	14,672,011
	Not for Cause	67,732,489	7,174,226	24,228,590	21,657,662	14,672,011
	Change in Control	67,732,489	7,174,226	24,228,590	21,657,662	14,672,011

Timothy C. Stonesifer	Voluntary/For Cause	—	—	—	—	—
	Disability	12,159,994	—	3,494,613	5,925,569	2,739,812
	Retirement	—	—	—	—	—
	Death	12,159,994	—	3,494,613	5,925,569	2,739,812
	Not for Cause	14,276,470	2,116,476	3,494,613	5,925,569	2,739,812
	Change in Control	14,276,470	2,116,476	3,494,613	5,925,569	2,739,812

Michael G. Nefkens	Voluntary/For Cause	—	—	—	—	—
	Disability	22,688,745	—	9,214,246	8,288,041	5,186,458
	Retirement	—	—	—	—	—
	Death	22,688,745	—	9,214,246	8,288,041	5,186,458
	Not for Cause	24,954,804	2,266,059	9,214,246	8,288,041	5,186,458
	Change in Control	24,954,804	2,266,059	9,214,246	8,288,041	5,186,458

Antonio F. Neri	Voluntary/For Cause	—	—	—	—	—
	Disability	20,830,502	—	8,116,788	8,603,951	4,109,763
	Retirement	—	—	—	—	—
	Death	20,830,502	—	8,116,788	8,603,951	4,109,763
	Not for Cause	23,081,316	2,250,814	8,116,788	8,603,951	4,109,763
	Change in Control	23,081,316	2,250,814	8,116,788	8,603,951	4,109,763

Christopher P. Hsu	Voluntary/For Cause	—	—	—	—	—
	Disability	18,478,234	—	7,274,059	6,918,022	4,286,153
	Retirement	—	—	—	—	—
	Death	18,478,234	—	7,274,059	6,918,022	4,286,153
	Not for Cause	20,686,938	2,208,704	7,274,059	6,918,022	4,286,153
	Change in Control	20,686,938	2,208,704	7,274,059	6,918,022	4,286,153

Robert Youngjohns	Voluntary/For Cause	—	—	—	—	—
	Disability	16,542,926	—	5,965,371	7,837,743	2,739,812
	Retirement	—	—	—	—	—
	Death	16,542,926	—	5,965,371	7,837,743	2,739,812
	Not for Cause	18,674,818	2,131,892	5,965,371	7,837,743	2,739,812
	Change in Control	18,674,818	2,131,892	5,965,371	7,837,743	2,739,812

(1)
Total does not include amounts earned or benefits accumulated due to continued service by the NEO through October 31, 2016, including vested stock options, PCSOs, RSUs, PARSUs, accrued retirement benefits, and vested balances in the EDCP, as those amounts are detailed in the preceding tables. Total also does not include amounts the NEO was eligible to receive under the annual PfR program with respect to fiscal 2016 performance. For Mr. Neri, the total does not include amounts payable from the Netherlands pension programs in which he

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participates, as those are fully described under the Fiscal 2016 Pension Benefits Table.

(2)
For Ms. Whitman, the amounts reported represent the cash benefits payable under the SPEO pursuant to Ms. Whitman's employment offer letter, which provides that Ms. Whitman is entitled to receive severance benefits payable under the SPEO at the rate applicable to an EVP rather than the rate applicable to the CEO (that is, using a 1.5x multiple of base pay plus the three-year average of annual incentive payments, rather than the 2.0x multiplier otherwise applicable to the CEO under the SPEO). For the other NEOs, the amounts reported are the cash benefits payable in the event of a qualifying termination under the SPEO.

(3)
As discussed under "Equity Award Modifications", all outstanding equity held by HPE employees as of May 24, 2016 will vest in full upon the termination of the employee's employment by the Company without cause (as defined in the SPEO). This includes termination due to disability, death, and change in control. Performance-contingent stock options will vest in full without regard to whether the stock price component or other performance-based requirements of the award have been met.

NARRATIVE TO THE POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL TABLE

This narrative reflects plans and provisions in effect as of October 31, 2016. In fiscal 2016, Section 16 officers (including all of the NEOs) were covered by the Severance Plan for Executive Officers ("SPEO"), which was intended to protect HPE and its stockholders, and provide a level of transition assistance in the event of an involuntary termination of employment. Under the SPEO, participants who incur an involuntary termination, not for cause, and who execute a full release of claims following such termination, which release has not been revoked or attempted to be revoked, are eligible to receive severance benefits in an amount determined as a multiple of the sum of base pay and the average of the actual annual incentives paid for the preceding three years. In the case of the NEOs, the multiplier is 1.5. In the case of the CEO, the multiplier would have been 2.0 under the terms of the SPEO, but Ms. Whitman has elected to be eligible for the same multiplier as the other NEOs. In all cases, this benefit will not exceed 2.99 times the sum of the executive's base pay plus target annual incentive as in effect immediately prior to the termination of employment.

In addition to the cash benefit, the participants of the SPEO were eligible to receive (1) a pro-rata annual incentive for the year of termination based on actual performance results, (2) pro-rata vesting of unvested equity awards if any applicable performance conditions have been satisfied, and (3) for payment of a lump-sum health-benefit stipend of an amount equal to 18 months' COBRA premiums for continued group medical coverage for the executive and his or her eligible dependents, to the extent those premiums exceed 18 times the monthly premiums for active employees in the same plan with the same level of coverage as of the date of termination.

VOLUNTARY OR FOR "CAUSE" TERMINATION

In general, an NEO who remained employed through October 31, 2016 (the last day of the fiscal year), but voluntarily terminated employment immediately thereafter, or was terminated immediately thereafter in a for "cause" termination, would be eligible (1) to receive his or her annual incentive amount earned for fiscal 2016 under the PfR program (subject to any discretionary downward adjustment or elimination by the HRC Committee prior to actual payment, and to any applicable clawback policy), (2) to exercise his or her vested stock options up to three months following termination, (3) to receive a distribution of vested amounts deferred or credited under the EDCP, and (4) to receive a distribution of his or her vested benefits, if any, under the HPE 401(k) Plan (and Mr. Neri would also be entitled to his pensions that are payable under the IRG and the pension programs available in the Netherlands). An NEO who terminated employment before October 31, 2016, either voluntarily or in a for "cause" termination, would generally not have been eligible to receive any amount under the PfR program with respect to the fiscal year in which the termination occurred, except that the HRC Committee has the discretion to make payment of prorated bonus amounts to individuals on leave of absence or in non-pay status, as well as in connection with certain voluntary severance incentives, workforce reductions, and similar programs.

NOT FOR "CAUSE" TERMINATION

A not for "cause" termination of an NEO who remained employed through October 31, 2016 and was terminated immediately thereafter would qualify the NEO for the amounts described above under a "voluntary" termination in addition to benefits under the SPEO if the NEO signs the required release of claims in favor of HPE.

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In addition to the cash severance benefits and pro-rata equity awards payable under the SPEO, the NEO would be eligible to exercise vested stock options up to one year after termination. The NEO's equity awards that were subject to modification on May 24, 2016, would also be eligible for the treatment described under "Equity Award Modifications."

TERMINATION FOLLOWING A CHANGE IN CONTROL

The SPEO provides for full accelerated vesting of outstanding stock options, RSUs, and PCSOs upon involuntary termination not for cause or voluntary termination for good reason (as defined in the plan) within 24 months after a change in control in which HPE is the survivor or the survivor assumes or replaced the equity awards ("double trigger"), with PARSUs vesting based on target performance. In situations where HPE is not the survivor and equity awards are not assumed by the surviving corporation, vesting will be automatically accelerated upon the change in control, with PARSUs vesting based upon the greater of the number of PARSUs that would vest based on actual performance and the number of PARSUs that would vest pro-rata based upon target performance. In addition, the equity awards granted to NEOs that were subject to modification on May 24, 2016, would be eligible for the treatment described under "Equity Award Modifications."

DEATH OR DISABILITY TERMINATIONS

An NEO who continued employment through October 31, 2016 and whose employment was terminated immediately thereafter due to death or disability would be eligible (1) to receive his or her full annual incentive amount earned for fiscal 2016 determined by HPE in its sole discretion, (2) to receive a distribution of vested amounts deferred or credited under the EDCP, and (3) to receive a distribution of his or her vested benefits under the HPE 401(k) and any HPI pension plans.

Upon termination due to death or disability, equity awards held by the NEO may vest in full or in part. If termination is due to disability, stock options, RSUs, PARSUs, and PCSOs will vest in full, subject to satisfaction of applicable performance conditions, and must be exercised within three years of termination or by the original expiration date, if earlier. If termination is due to the NEO's death, stock options and PCSOs will vest in full and must be exercised within one year of termination or by the original expiration date, if earlier; RSUs will vest as to a prorated number of shares based on the number of whole calendar months worked during the total vesting period and PARSUs will vest at the end of the applicable performance period as to a prorated number of shares based on the number of whole calendar months worked during the performance period and subject to actual performance. Please see "Changes to Retirement Provisions for Equity Awards in Fiscal 2017" for changes made for fiscal 2017.

HPE RETIREMENT ARRANGEMENTS

Effective January 1, 2016, HPE revised its retirement eligibility criteria for United States employees with respect to all equity awards then-outstanding or granted following that date. Upon retirement on or after age 55, with age plus years of service totaling at least 70 at the time of termination, HPE employees in the United States are entitled to the benefits described below. For option awards granted prior to November 1, 2016, HPE employees in the United States receive full vesting of time-vested options and time-vested RSUs granted under our stock plans with a three-year post-termination exercise period in the case of options. PCSOs will receive prorated vesting if the stock price appreciation conditions are met and may vest on a prorated basis post-termination to the end of the performance period, subject to stock price appreciation conditions and certain post-employment restrictions. For a description of the vesting treatment on retirement of time-vested equity awards granted on or after November 1, 2016, please see "Changes to Retirement Provisions for Equity Awards in Fiscal 2017." PARSUs (whether granted as units or stock), if any, are paid on a prorated basis to retired participants at the end of the performance period based on actual results, and bonuses, if any, under the annual incentive program may be paid in prorated amounts at the discretion of management based on actual results. If required in accordance with Section 409A of the Code, certain amounts payable upon retirement (or other termination of employment) of the NEOs and other key employees will not be paid out for at least six months following termination of employment.

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Executive Compensation — Compensation Discussion and Analysis (continued)

The U.S. retiree medical program we sponsor for which our NEOs may be eligible provides eligible retirees with access to coverage at group rates only, with no direct subsidy provided by HPE. All NEOs could be eligible for this program if they retire from HPE on or after age 55 with at least ten years of qualifying service or a combination of age plus years of service totaling at least 80. In addition, beginning at age 45, eligible U.S. employees may participate in the HPE Retirement Medical Savings Account Plan (the "RMSA"), under which participants are eligible to receive HPE matching credits of up to $1,200 per year, beginning at age 45, and provided that, the employee's most recent hire date with HP was prior to August 1, 2008, up to a lifetime maximum of $12,000, which can be used to cover the cost of such retiree medical coverage (or other qualifying medical expenses) if the employee retires from HPE on or after age 55 with at least ten years of qualifying service or a combination of age plus years of service totaling at least 80. Mr. Neri is the only NEO currently eligible for the HPE matching credits under the RMSA. HPE continues to sponsor this program for its employees after the separation from HP.

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Equity Compensation Plan Information

The following table summarizes our equity compensation plan information as of October 31, 2016:

Plan Category	Common shares to be issued upon exercise of outstanding options, warrants and rights(2)	Weighted- average exercise price of outstanding options, warrants and rights(3)	Common shares available for future issuance under equity compensation plans (excluding securities reflected in column (a))

	(a)	(b)	(c)
Equity compensation plans approved by HPE stockholders	109,840,717 (1)	$15.1224	200,036,451 (4)

Equity compensation plans not approved by HPE stockholders	—	—	—

Total	109,840,717	$15.1224	200,036,451

(1)
Includes awards of options and restricted stock units outstanding under the Hewlett Packard Enterprise 2015 Stock Incentive Plan. Also includes awards of PRUs representing 3,225,812 shares that may be issued under the Hewlett Packard Enterprise 2015 Stock Incentive Plan. Each PRU award reflects a target number of shares that may be issued to the award recipient. Hewlett Packard Enterprise determines the actual number of shares the recipient receives at the end of a three-year performance period based on results achieved versus company performance goals and stockholder return relative to the market. The actual number of shares that a grant recipient receives at the end of the period may range from 0% to 200% of the target number of shares.

(2)
This column does not reflect awards of options and restricted stock units assumed in acquisitions where the plans governing the awards were not available for future awards as of October 31, 2016. As of October 31, 2016 individual awards of options and restricted stock units to purchase a total of 6,585,408 shares were outstanding pursuant to awards assumed in connection with acquisitions and granted under such plans at a weighted-average exercise price of $8.4454.

(3)
This column does not reflect the exercise price of shares underlying the assumed options referred to in footnote (2) to this table or the purchase price of shares to be purchased pursuant to the ESPP plan. In addition, the weighted-average exercise price does not take into account the shares issuable upon vesting of outstanding awards of restricted stock units and PRUs, which have no exercise price.

(4)
Includes 123,551,605 shares available for future issuance under the Amended and Restated Hewlett Packard Enterprise 2015 Stock Incentive Plan; and 76,484,846 shares available for future issuance under the Hewlett Packard Enterprise ESPP.

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Audit-Related Matters

Principal Accounting Fees and Services

The Audit Committee has appointed Ernst & Young LLP ("EY") as our independent registered public accounting firm for the fiscal year ending October 31, 2017. Stockholders are being asked to ratify the appointment of EY at the annual meeting pursuant to Proposal No. 2. Representatives of EY are expected to be present at the annual meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

FEES INCURRED FOR ERNST & YOUNG LLP

The following table shows the fees paid or accrued by our former parent, Hewlett-Packard Company, for audit and other services provided by EY for fiscal 2015 and the fees paid or accrued by Hewlett Packard Enterprise for fiscal 2016. Prior to the separation of Hewlett Packard Enterprise from Hewlett-Packard Company, our former parent paid all audit, audit-related, tax and other fees of Ernst & Young LLP. As a result, the amounts reported below for fiscal 2015 are not directly comparable to the fees paid by Hewlett Packard Enterprise for fiscal 2016.

	2016	2015

	In millions

Audit Fees(1)	$37.5	$65.7

Audit-Related Fees(2)	24.0	21.9

Tax Fees(3)	11.9	21.0

All Other Fees(4)	3.8	4.1

Total	$77.2	$112.7

In accordance with its written charter, the Audit Committee is responsible for the pre-approval of all audit and non-audit services performed by the independent registered public accounting firm.

The former Parent Audit Committee or the HPE Audit Committee approved all of the fees above.

(1)
Audit fees represent fees for professional services provided in connection with the audit of our financial statements, the separation and review of our quarterly financial statements and audit services provided in connection with other statutory or regulatory filings.

(2)
Audit-related fees consisted primarily of service organization control examinations and other attestation services of $11.2 million and $9.4 million for fiscal 2016 and fiscal 2015, respectively. For fiscal 2016 and fiscal 2015, audit-related fees also included separation related activities, employee benefit plan audits and merger and acquisition due diligence of $12.8 million and $12.5 million, respectively.
(3)
For fiscal 2016, tax fees included primarily separation related tax activities and tax planning fees of $10.8 million and tax compliance fees of $1.1 million. For fiscal 2015, tax fees included primarily tax advice and tax planning fees of $19.8 million and tax compliance fees of $1.2 million.

(4)
For fiscal 2016 and 2015, all other fees included primarily advisory service fees.

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Audit-Related Matters (continued)

Audit Committee Composition

The Audit Committee of Hewlett Packard Enterprise is composed of four directors, Michael J. Angelakis, Leslie A. Brun, Pamela L. Carter, and Mary Agnes Wilderotter. Ms. Wilderotter serves as the Chair of the Audit Committee. Every member of the Audit Committee is independent and three, including the Chair, are audit experts.

Audit Committee Oversight

The purpose of the Audit Committee is to represent and assist the Board of Directors in fulfilling its responsibilities for generally overseeing our financial reporting process and financial statements, as well as compliance with legal and regulatory requirements, the independent registered public accounting firm's qualifications and independence, the performance of our internal audit function and independent registered public accounting firm, and risk assessment and risk management. The Audit Committee, in its discretion, may request a review of any issue it deems necessary to ensure the integrity of the Company's financial statements, adherence to regulatory requirements, or adherence with the Company's Enterprise Risk Management (ERM) program. The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties and receives appropriate funding, as determined by the Audit Committee, from Hewlett Packard Enterprise for such advice and assistance.

A more expansive listing of the Audit Committee's duties and responsibilities can be found in the Audit Committee Charter, which is reviewed annually by the NGSR Committee and available at: http://investors.hpe.com/~/media/Files/H/HP-Enterprise-IR/documents/committees/audit-committee-charter-october2015.pdf.

Selection and Oversight of External Auditor

The Audit Committee appoints, compensates, oversees, and manages Hewlett Packard Enterprise's relationship with its independent registered public accounting firm (which reports directly to the Audit Committee). Ernst & Young LLP, has served as Hewlett Packard Enterprise's independent registered public accounting firm since the company's inception in 2015.

In reviewing and approving audit and non-audit service fees, the Audit Committee considers a number of factors including scope and quality of work, as well as an assessment of impact on auditor independence of non-audit fees and services.

In selecting HPE's independent registered public accounting firm, the Audit Committee conducts an assessment of the firm's qualifications and performance; the quality and candor of their communications with the Audit Committee and the Company; and our auditor's independence, objectivity, and professionalism.

Committee Meetings

The Audit Committee disposes of its duties through a series of regularly-scheduled meetings, including dedicated meetings to review quarterly earnings releases and financial filings with the SEC, and regular communications from the Company on material risk oversight matters. At least six Audit Committee meetings are held each year. During fiscal 2016, the Audit Committee met a total of 12 times. The Audit Committee reviews and discusses a number of different topics and items of business in meetings including, but not limited to, annual risk management overviews, internal audit matters, Sarbanes-Oxley 404 plan matters, ethics and compliance trends and matters, earnings releases, auditor updates, required disclosures, and business segment specific risk reviews. Management, internal audit, and EY are invited to attend committee meetings and present on these topics as well as internal and external audit plans and budget forecasts.

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Audit-Related Matters (continued)

The Audit Committee regularly meets in separate executive sessions at which only members are present and in private sessions with each of management, the internal auditors, and the independent registered public accounting firm. During fiscal 2016, the Audit Committee held 3 executive sessions, 4 private sessions with management, 4 private sessions with the head of internal audit, and 4 private sessions with EY.

Report of the Audit Committee of the Board of Directors

Hewlett Packard Enterprise's management is primarily responsible for Hewlett Packard Enterprise's internal control and financial reporting process. Hewlett Packard Enterprise's independent registered public accounting firm, Ernst & Young LLP, is responsible for performing an independent audit of Hewlett Packard Enterprise's consolidated and combined financial statements and issuing opinions on the conformity of those audited financial statements with United States generally accepted accounting principles and the effectiveness of Hewlett Packard Enterprise's internal control over financial reporting. The Audit Committee monitors Hewlett Packard Enterprise's financial reporting process and reports to the Board on its findings.

In this context, the Audit Committee hereby reports as follows:

  1.
  The Audit Committee has reviewed and discussed the audited financial statements with Hewlett Packard Enterprise's management.

  2.
  The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed under the rules adopted by the Public Company Accounting Oversight Board ("PCAOB").

  3.
  The Audit Committee has received from the independent registered public accounting firm the written disclosures and the letter required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm its independence.

  4.
  Based on the review and discussions referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in Hewlett Packard Enterprise's Annual Report on Form 10-K for the fiscal year ended October 31, 2016, for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE Michael J. Angelakis Leslie A. Brun Pamela L. Carter Mary Agnes Wilderotter, Chair

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Other Matters

We know of no other matters to be submitted to the stockholders at the annual meeting. If any other matters properly come before the stockholders at the annual meeting, it is the intention of the persons named on the proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

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Questions and Answers

PROXY MATERIALS

1.     Why am I receiving these materials?

  We have made these materials available to you or delivered paper copies to you by mail in connection with our annual meeting of stockholders, which will take place online on Wednesday, March 22, 2017. As a stockholder, you are invited to participate in the annual meeting via live webcast and vote on the business items described in this proxy statement. This proxy statement includes information that we are required to provide to you under U.S. Securities and Exchange Commission (the "SEC") rules and that is designed to assist you in voting your shares. See Questions 16 and 17 below for information regarding how you can vote your shares at the annual meeting or by proxy (without attending the annual meeting).

2.     What is included in the proxy materials?

  The proxy materials include:

  •
  our proxy statement; and

  •
  2016 Annual Report, which includes our Annual Report on Form 10-K for the fiscal year ended October 31, 2016.

  If you received a paper copy of these materials by mail, the proxy materials also include a proxy card or a voting instruction card for the annual meeting. If you received a notice of the Internet availability of the proxy materials instead of a paper copy of the proxy materials, see Questions 16 and 17 below for information regarding how you can vote your shares.

3.     What information is contained in this proxy statement?

  The information in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, the Board and Board committees, the compensation of our directors and certain executive officers for fiscal 2016 when they served in roles at our former parent, and other required information.

4.     Why did I receive a notice in the mail regarding the Internet availability of the proxy materials instead of a paper copy of the full set of proxy materials?

  This year, we are again pleased to be using the SEC rule that allows companies to furnish their proxy materials over the Internet. As a result, we are mailing to many of our stockholders a notice of the Internet availability of the proxy materials instead of a paper copy of the proxy materials. All stockholders receiving the notice will have the ability to access the proxy materials over the Internet and request to receive a paper copy of the proxy materials by mail. Instructions on how to access the proxy materials over the Internet or to request a paper copy may be found in the notice of the Internet availability of the proxy materials. In addition, the notice contains instructions on how you may request access to proxy materials in printed form by mail or electronically on an ongoing basis.

5.     Why didn't I receive a notice in the mail about the Internet availability of the proxy materials?

  We are providing some of our stockholders, including stockholders who have previously requested to receive paper copies of the proxy materials and some of our stockholders who are living outside of the United States, with paper copies of the proxy materials instead of a notice of the Internet availability of the proxy materials.

  In addition, we are providing proxy materials or notice of the Internet availability of the proxy materials by e-mail to those stockholders who have previously elected delivery of the proxy materials or notice electronically. Those stockholders should receive an e-mail containing a link to the website where those materials are available and a link to the proxy voting website.

6.     How can I access the proxy materials over the Internet?

  Your notice of the Internet availability of the proxy materials, proxy card or voting instruction card will contain instructions on how to:

  •
  view our proxy materials for the annual meeting on the Internet; and

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Questions and Answers (continued)

  •
  instruct us to send our future proxy materials to you electronically by e-mail.

  Our proxy materials are available on our website at www.hpe.com/investor/stockholdermeeting2017 and our proxy materials will be available during the voting period on www.proxyvote.com for beneficial owners and proxyvote.com/hpe for registered stockholders.

  Your notice of the Internet availability of the proxy materials, proxy card or voting instruction card will contain instructions on how you may request access to proxy materials electronically on an ongoing basis. Choosing to access your future proxy materials electronically will help us conserve natural resources and reduce the costs of distributing our proxy materials. If you choose to access future proxy materials electronically, you will receive an e-mail with instructions containing a link to the website where those materials are available and a link to the proxy voting website. Your election to access proxy materials by e-mail will remain in effect until you terminate it.

7.     How may I obtain a paper copy of the proxy materials?

  Stockholders receiving a notice of the Internet availability of the proxy materials will find instructions about how to obtain a paper copy of the proxy materials on their notice. Stockholders receiving notice of the Internet availability of the proxy materials by e-mail will find instructions about how to obtain a paper copy of the proxy materials as part of that e-mail. All stockholders who do not receive a notice or an e-mail will receive a paper copy of the proxy materials by mail.

8.     I share an address with another stockholder, and we received only one paper copy of the proxy materials or notice of the Internet availability of the proxy materials. How may I obtain an additional copy?

  If you share an address with another stockholder, you may receive only one paper copy of the proxy materials or notice of the Internet availability of the proxy materials, as applicable, unless you have provided contrary instructions. If you are a beneficial owner and wish to receive a separate set of proxy materials or notice of the Internet availability of the proxy materials now, please request the additional copy by contacting your individual broker. If you wish to receive a separate set of the proxy materials or notice of the Internet availability of the proxy materials now, please request the additional copy by contacting Broadridge Financial Solutions, Inc. ("Broadridge") at:

  By Internet: www.proxyvote.com (beneficial owners) or proxyvote.com/hpe (registered stockholders)

  By telephone: 1-800-579-1639

  By e-mail: sendmaterial@proxyvote.com

  If you request a separate set of the proxy materials or notice of Internet availability of the proxy materials by e-mail, please be sure to include your control number in the subject line. A separate set of proxy materials or notice of the Internet availability of the proxy materials, as applicable, will be sent promptly following receipt of your request.

  If you are a stockholder of record and wish to receive a separate set of proxy materials or notice of the Internet availability of the proxy materials, as applicable, in the future, please contact our transfer agent. See Question 23 below.

  If you are the beneficial owner of shares held through a broker, trustee or other nominee and you wish to receive a separate set of proxy materials or notice of the Internet availability of the proxy materials, as applicable, in the future, please call Broadridge at:

1-866-540-7095

  All stockholders also may write to Hewlett Packard Enterprise at the address below to request a separate set of proxy materials or notice of the Internet availability of the proxy materials, as applicable:

NASDAQ, INC.
Attn: Kristoffer Valukis
325 Donald Lynch Blvd., Ste. 120
Marlborough, MA 01752

9.     I share an address with another stockholder, and we received more than one paper copy of the proxy materials or notice of the Internet availability of the proxy materials. How do we obtain a single copy in the future?

  Stockholders of record sharing an address who are receiving multiple copies of the proxy materials or notice of the Internet availability of

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Questions and Answers (continued)

  the proxy materials, as applicable, and who wish to receive a single copy of such materials in the future may contact our transfer agent. See Question 23 below.

  Beneficial owners of shares held through a broker, trustee or other nominee sharing an address who are receiving multiple copies of the proxy materials or notice of the Internet availability of the proxy materials, as applicable, and who wish to receive a single copy of such materials in the future may contact Broadridge at:

1-866-540-7095

10.  What should I do if I receive more than one notice or e-mail about the Internet availability of the proxy materials or more than one paper copy of the proxy materials?

  You may receive more than one notice, more than one e-mail or more than one paper copy of the proxy materials, including multiple paper copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate notice, a separate e-mail or a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you may receive more than one notice, more than one e-mail or more than one proxy card. To vote all of your shares by proxy, you must complete, sign, date and return each proxy card and voting instruction card that you receive and vote over the Internet the shares represented by each notice and e-mail that you receive (unless you have requested and received a proxy card or voting instruction card for the shares represented by one or more of those notices or e-mails).

11.  How may I obtain a copy of Hewlett Packard Enterprise's 2016 Form 10-K and other financial information?

  Stockholders may request a free copy of our 2016 Annual Report, which includes our 2016 Form 10-K, from:

NASDAQ, INC.
Attn: Kristoffer Valukis
325 Donald Lynch Blvd., Ste. 120
Marlborough, MA 01752

  Alternatively, stockholders can access the Proxy Statement and 2016 Annual Report, which includes our 2016 Form 10-K, on Hewlett Packard Enterprise's Investor Relations website at:

  www.hpe.com/investor/stockholdermeeting2017

  We also will furnish any exhibit to the 2016 Form 10-K if specifically requested.

VOTING INFORMATION

12.  What proposals will be voted on at the annual meeting?

  Stockholders will vote on four proposals at the annual meeting:

  •
  the election to the Board of 14 director nominees;

  •
  the ratification of the appointment of our independent registered public accounting firm for the 2017 fiscal year;

  •
  the advisory vote to approve executive compensation; and

  •
  the approval of 162(m)-related provisions of 2015 Company Stock Incentive Plan.

  We also will consider any other business that properly comes before the annual meeting. See Question 30 below.

13.  How does the Board recommend that I vote?

  Our Board recommends that you vote your shares:

  •
  FOR each of the nominees for election to the Board,

  •
  FOR the ratification of the appointment of our independent registered public accounting firm, and

  •
  FOR the advisory approval of the compensation of our named executive officers, and

  •
  FOR approval of 162(m)-related provisions of 2015 Company Stock Incentive Plan.

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Questions and Answers (continued)

14.  What is the difference between holding shares as a stockholder of record and as a beneficial owner?

  Most of our stockholders hold their shares through a broker, trustee or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

  •
  Stockholder of Record—If your shares are registered directly in your name with our transfer agent, you are considered, with respect to those shares, the "stockholder of record." As the stockholder of record, you have the right to grant your voting proxy directly to Hewlett Packard Enterprise or to a third party, or to vote your shares during the meeting.

  •
  Beneficial Owner—If your shares are held in a brokerage account, by a trustee or by another nominee (that is, in "street name"), you are considered the "beneficial owner" of those shares. As the beneficial owner of those shares, you have the right to direct your broker, trustee or nominee how to vote, or to vote your shares during the annual meeting (other than shares held in the Hewlett Packard Enterprise Company Plan (the "Hewlett Packard Enterprise 401(k) Plan"), which must be voted prior to the annual meeting).

15.  Who is entitled to vote and how many shares can I vote?

  Each holder of shares of Hewlett Packard Enterprise common stock issued and outstanding as of the close of business on January 23, 2017, the record date for the annual meeting, is entitled to cast one vote per share on all items being voted upon at the annual meeting. You may vote all shares owned by you as of this time, including (1) shares held directly in your name as the stockholder of record, including shares purchased through our dividend reinvestment program and employee stock purchase plans, and shares held through our Direct Registration Service; and (2) shares held for you as the beneficial owner through a broker, trustee or other nominee.

  On the record date, Hewlett Packard Enterprise Company had approximately 1,664,856,442 shares of common stock issued and outstanding.

16.  How can I vote my shares during the annual meeting?

  This year's annual meeting will be held entirely online to allow greater participation. Stockholders may participate in the annual meeting by visiting the following website:

HPE.onlineshareholdermeeting.com

  To participate in the annual meeting, you will need the 16-digit control number included on your notice of Internet availability of the proxy materials, on your proxy card or on the instructions that accompanied your proxy materials.

  Shares held in your name as the stockholder of record may be voted electronically during the annual meeting. Shares for which you are the beneficial owner but not the stockholder of record also may be voted electronically during the annual meeting, except that shares held in the Hewlett Packard Enterprise 401(k) Plan cannot be voted electronically during the annual meeting. If you hold shares in the Hewlett Packard Enterprise 401(k) Plan, your voting instructions must be received by 11:59 p.m., Eastern Time, on March 17, 2017 for the trustee to vote your shares. However, holders of shares in the Hewlett Packard Enterprise 401(k) Plan will still be able to view the annual meeting webcast and ask questions during the annual meeting.

  Even if you plan to participate in the annual meeting online, we recommend that you also vote by proxy as described below so that your vote will be counted if you later decide not to participate in the annual meeting.

17.  How can I vote my shares without participating in the annual meeting?

  Whether you hold shares directly as the stockholder of record or through a broker, trustee or other nominee as the beneficial owner, you may direct how your shares are voted without participating in the annual meeting. There are three ways to vote by proxy:

  •
  By Internet—Stockholders who have received a notice of the Internet availability of the proxy materials by mail may submit proxies over the Internet by following the instructions on the notice. Stockholders who have received notice of the Internet availability of the proxy materials by e-mail may submit proxies over the Internet by following the instructions included in the

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Questions and Answers (continued)

    e-mail. Stockholders who have received a paper copy of a proxy card or voting instruction card by mail may submit proxies over the Internet by following the instructions on the proxy card or voting instruction card.

  •
  By Telephone—Stockholders of record who live in the United States or Canada may submit proxies by telephone by calling 1-800-690-6903 and following the instructions. Stockholders of record who have received a notice of the Internet availability of the proxy materials by mail must have the control number that appears on their notice available when voting. Stockholders of record who received notice of the Internet availability of the proxy materials by e-mail must have the control number included in the e-mail available when voting. Stockholders of record who have received a proxy card by mail must have the control number that appears on their proxy card available when voting. Most stockholders who are beneficial owners of their shares living in the United States or Canada and who have received a voting instruction card by mail may vote by phone by calling the number specified on the voting instruction card provided by their broker, trustee or nominee. Those stockholders should check the voting instruction card for telephone voting availability.

  •
  By Mail—Stockholders who have received a paper copy of a proxy card or voting instruction card by mail may submit proxies by completing, signing and dating their proxy card or voting instruction card and mailing it in the accompanying pre-addressed envelope.

18.  What is the deadline for voting my shares?

  If you hold shares as the stockholder of record, or through the Hewlett Packard Enterprise Company 2016 Employee Stock Purchase Plan (the "ESPP"), your vote by proxy must be received before the polls close during the annual meeting.

  If you hold shares in the Hewlett Packard Enterprise Company 401(k) Plan, your voting instructions must be received by 11:59 p.m., Eastern Time, on March 17, 2017 for the trustee to vote your shares.

  If you are the beneficial owner of shares held through a broker, trustee or other nominee,

  please follow the voting instructions provided by your broker, trustee or nominee.

19.  May I change my vote or revoke my proxy?

  You may change your vote or revoke your proxy at any time prior to the vote during the annual meeting, except that any change to your voting instructions for shares held in the Hewlett Packard Enterprise Company 401(k) Plan must be provided by 11:59 p.m., Eastern Time, on March 17, 2017 as described above.

  If you are the stockholder of record, you may change your vote by: (1) granting a new proxy bearing a later date (which automatically revokes the earlier proxy); (2) providing a written notice of revocation to the Corporate Secretary at the address below in Question 34 prior to your shares being voted; or (3) voting your shares electronically during the annual meeting. Participation in the annual meeting will not cause your previously granted proxy to be revoked unless you specifically make that request. For shares you hold beneficially in the name of a broker, trustee or other nominee, you may change your vote by submitting new voting instructions to your broker, trustee or nominee, or by participating in the meeting and electronically voting your shares during the meeting (except that shares held in the Hewlett Packard Enterprise 401(k) Plan cannot be voted electronically at the annual meeting).

20.  Is my vote confidential?

  Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed, either within Hewlett Packard Enterprise or to third parties, except: (1) as necessary to meet applicable legal requirements; (2) to allow for the tabulation of votes and certification of the vote; and (3) to facilitate a successful proxy solicitation. Occasionally, stockholders provide written comments on their proxy card, which are then forwarded to management.

21.  How are votes counted, and what effect do abstentions and broker non-votes have on the proposals?

  In the election of directors, you may vote "FOR," "AGAINST" or "ABSTAIN" with respect to each

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Questions and Answers (continued)

  of the nominees. If you elect to abstain in the election of directors, the abstention will not impact the election of directors. In tabulating the voting results for the election of directors, only "FOR" and "AGAINST" votes are counted.

  For all items of business, you may vote "FOR," "AGAINST" or "ABSTAIN." If you elect to abstain, the abstention will have the same effect as an "AGAINST" vote.

  If you are the beneficial owner of shares held in the name of a broker, trustee or other nominee and do not provide that broker, trustee or other nominee with voting instructions, your shares may constitute "broker non-votes." Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. Under the NYSE rules, brokers, trustees or other nominees may generally vote on routine matters but cannot vote on non-routine matters. Only Proposal No. 2 (ratifying the appointment of the independent registered public accounting firm) is considered a routine matter. The other proposals are not considered routine matters, and without your instructions, your broker cannot vote your shares. In tabulating the voting results for any particular proposal, shares that constitute broker non-votes are not considered, votes cast or entitled to vote on that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the meeting.

  If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items. If you vote by proxy card or voting instruction card and sign the card without giving specific instructions, your shares will be voted in accordance with the recommendations of the Board (FOR all of our nominees to the Board, FOR ratification of the appointment of our independent registered public accounting firm, FOR the approval of the compensation of our named executive officers, and FOR the approval of the 162(m)-related provisions of the 2015 Company Stock Incentive Plan.

  For any shares you hold in the Hewlett Packard Enterprise 401(k) Plan, if your voting instructions are not received by 11:59 p.m., Eastern Time, on March 17, 2017, your shares will be voted in proportion to the way the shares held by the other Hewlett Packard Enterprise 401(k) Plan participants are voted, except as may be otherwise required by law.

22.  What is the voting requirement to approve each of the proposals?

  In the election of directors, each director will be elected by the vote of the majority of votes cast with respect to that director nominee. A majority of votes cast means that the number of votes cast for a nominee's election must exceed the number of votes cast against such nominee's election. Each nominee receiving more votes "FOR" his or her election than votes "AGAINST" his or her election will be elected. Approval of each of the other proposals requires the affirmative vote of a majority of the shares present, in person or represented by proxy, and entitled to vote on that proposal at the annual meeting.

23.  What if I have questions for our transfer agent?

  Please contact our transfer agent, at the phone number or address listed below, with questions concerning stock certificates, dividend checks, transfer of ownership or other matters pertaining to your stock account.

Wells Fargo Bank, N.A.
Shareowner Services
1110 Centre Pointe Curve, Suite 101
Mendota Heights, MN 55120-4100
1-888-460-7641 (U.S. and Canada)
1-651-450-4064 (International)

  A dividend reinvestment and stock purchase program is also available through our transfer agent. For information about this program, please contact our transfer agent as follows:

Wells Fargo Bank, N.A.
Shareowner Services
1110 Centre Pointe Curve, Suite 101
Mendota Heights, MN 55120-4100
1-888-460-7641 (U.S. and Canada)
1-651-450-4064 (International)

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ANNUAL MEETING INFORMATION

24.  How can I participate in the annual meeting?

  We are very pleased that this year's annual meeting will again be a completely virtual meeting of stockholders, which will be conducted via live webcast. You are entitled to participate in the annual meeting only if you were a Hewlett Packard Enterprise stockholder or joint holder as of the close of business on January 23, 2017 or if you hold a valid proxy for the annual meeting.

  You will be able to participate in the annual meeting of stockholders online and submit your questions during the meeting by visiting HPE.onlineshareholdermeeting.com. You also will be able to vote your shares electronically at the annual meeting (other than shares held through the Hewlett Packard Enterprise 401(k) Plan, which must be voted prior to the meeting).

  To participate in the annual meeting, you will need the 16-digit control number included on your notice of Internet availability of the proxy materials, on your proxy card or on the instructions that accompanied your proxy materials.

  The meeting webcast will begin promptly at 9:00 a.m., Pacific Time. We encourage you to access the meeting prior to the start time. Online access will begin at 8:30 a.m., Pacific Time.

25.  How can I access the proxy statement and annual report, or submit questions prior to the meeting?

  The online format for the annual meeting will allow us to communicate more effectively with you. You can submit questions in advance of the annual meeting, and also access copies of our proxy statement and annual report by visiting www.proxyvote.com for beneficial owners and proxyvote.com/hpe for registered stockholders.

26.  Why is this annual meeting only virtual?

  We are excited to embrace the latest technology to provide ease of access, real-time communication and cost savings for our stockholders and the company. Hosting a virtual meeting will provide easy access for stockholders and facilitate participation since stockholders can participate from any location around the world.

  You will be able to participate in the annual meeting of stockholders online and submit your questions during the meeting by visiting HPE.onlineshareholdermeeting.com. You also will be able to vote your shares electronically prior to or during the annual meeting (other than shares held through the Hewlett Packard Enterprise 401(k) Plan, which must be voted prior to the meeting).

27.  What if I have technical difficulties or trouble accessing the virtual meeting?

  We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting or during the meeting time, please call:

1-855-449-0991 (Toll-free)
1-720-378-5962 (Toll line)

28.  How many shares must be present or represented to conduct business at the annual meeting?

  The quorum requirement for holding the annual meeting and transacting business is that holders of a majority of outstanding shares of Hewlett Packard Enterprise common stock entitled to vote must be present in person or represented by proxy. Both abstentions and broker non-votes described previously in Question 21 are counted for the purpose of determining the presence of a quorum.

29.  What if a quorum is not present at the annual meeting?

  If a quorum is not present at the scheduled time of the annual meeting, then either the chairman of the annual meeting or the stockholders by vote of the holders of a majority of the stock having voting power present in person or represented by proxy at the annual meeting are authorized by our Bylaws to adjourn the annual meeting until a quorum is present or represented.

30.  What happens if additional matters are presented at the annual meeting?

  Other than the four items of business described in this proxy statement, we are not aware of any other business to be acted upon at the annual meeting. If you grant a proxy, the persons named as proxyholders, Margaret C. Whitman, Timothy C. Stonesifer and John F. Schultz, will have the discretion to vote your shares on any additional matters properly presented for a vote

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Questions and Answers (continued)

  at the meeting. If for any reason any of the nominees named in this proxy statement is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board.

31.  Who will serve as Inspector of Election?

  The Inspector of Election will be a representative from Broadridge Financial Solutions, Inc.

32.  Where can I find the voting results of the annual meeting?

  We intend to announce preliminary voting results at the annual meeting and publish final results in a Current Report on Form 8-K to be filed with the SEC within four business days of the annual meeting.

33.  Who will bear the cost of soliciting votes for the annual meeting?

  Hewlett Packard Enterprise is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing the notices and these proxy materials and soliciting votes. In addition to the mailing of the notices and these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. We also will reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy and solicitation materials to stockholders.

STOCKHOLDER PROPOSALS, DIRECTOR NOMINATIONS AND RELATED BYLAW PROVISIONS

34.  What is the deadline to propose actions (other than director nominations) for consideration at next year's annual meeting of stockholders?

  You may submit proposals for consideration at future stockholder meetings. For a stockholder proposal to be considered for inclusion in our proxy statement for the annual meeting next year, the Corporate Secretary must receive the written proposal at our principal executive offices no later than October 9, 2017. Such proposals also must comply with SEC regulations under

  Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

Corporate Secretary
Hewlett Packard Enterprise Company
3000 Hanover Street MS 1050
Palo Alto, California 94304
Fax: (650) 857-4837
 bod-hpe@hpe.com

  For a stockholder proposal that is not intended to be included in our proxy statement for next year's annual meeting under Rule 14a-8, the stockholder must provide the information required by our Bylaws and give timely notice to the Corporate Secretary in accordance with our Bylaws, which, in general, require that the notice be received by the Corporate Secretary:

  •
  not earlier than the close of business on November 22, 2017; and

  •
  not later than the close of business on December 22, 2017.

  If the date of the stockholder meeting is moved more than 30 days before or 60 days after the anniversary of our annual meeting for the prior year, then notice of a stockholder proposal that is not intended to be included in our proxy statement under Rule 14a-8 must be received no earlier than the close of business 120 days prior to the meeting and not later than the close of business on the later of the following two dates:

  •
  90 days prior to the meeting; and

  •
  10 days after public announcement of the meeting date.

  Deadlines for the nomination of director candidates are discussed in Question 36 below.

35.  How may I recommend individuals to serve as directors and what is the deadline for a director recommendation?

  You may recommend director candidates for consideration by the NGSR Committee. Any such recommendations should include verification of the stockholder status of the person submitting the recommendation and the nominee's name and qualifications for Board membership and should be directed to the Corporate Secretary at the address of our principal executive offices set forth in Question 34 above. See "Proposal No. 1—Election of Directors—Director Nominee Experience and Qualifications" for more

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Questions and Answers (continued)

  information regarding our Board membership criteria.

  A stockholder may send a recommended director candidate's name and information to the Board at any time. Generally, such proposed candidates are considered at the first or second Board meeting prior to the issuance of the proxy statement for our annual meeting.

36.  How may I nominate individuals to serve as directors and what are the deadlines for a director nomination?

  Our Bylaws permit stockholders to nominate directors for consideration at an annual meeting. To nominate a director for consideration at an annual meeting (but not for inclusion in our proxy statement), a nominating stockholder must provide the information required by our Bylaws and give timely notice of the nomination to the Corporate Secretary in accordance with our Bylaws, and each nominee must meet the qualifications required by our Bylaws. To nominate a director for consideration at next year's annual meeting, in general the notice must be received by the Corporate Secretary between the close of business on November 22, 2017 and the close of business on December 22, 2017, unless the annual meeting is moved by more than 30 days before or 60 days after the anniversary of the prior year's annual meeting, in which case the deadline will be as described in Question 34 above.

  In addition, our Bylaws provide that under certain circumstances, a stockholder or group of stockholders may include director candidates that they have nominated in our annual meeting proxy statement. These proxy access provisions of our Bylaws provide, among other things, that a stockholder or group of up to twenty stockholders seeking to include director candidates in our annual meeting proxy statement must own 3% or more of Hewlett Packard Enterprise's outstanding common stock continuously for at least the previous three years. The number of stockholder-nominated candidates appearing in any annual meeting proxy statement cannot exceed 20% of the number of directors then serving on the Board. If 20% is not a whole number, the maximum number of stockholder-nominated candidates would be the closest whole number below 20%. Based on the current Board size of 14 directors, the maximum number of proxy access candidates that we would be required to include in our proxy materials for an annual meeting is two. Nominees submitted under the proxy access procedures that are later withdrawn or are included in the proxy materials as Board-nominated candidates will be counted in determining whether the 20% maximum has been reached. If the number of stockholder-nominated candidates exceeds 20%, each nominating stockholder or group of stockholders may select one nominee for inclusion in our proxy materials until the maximum number is reached. The order of selection would be determined by the amount (largest to smallest) of shares of Hewlett Packard Enterprise common stock held by each nominating stockholder or group of stockholders. The nominating stockholder or group of stockholders also must deliver the information required by our Bylaws, and each nominee must meet the qualifications required by our Bylaws. Requests to include stockholder-nominated candidates in our proxy materials for next year's annual meeting must be received by the Corporate Secretary:

  •
  not earlier than the close of business on October 23, 2017; and

  •
  not later than the close of business on November 22, 2017.

37.  How may I obtain a copy of the provisions of our Bylaws regarding stockholder proposals and director nominations?

  You may contact the Corporate Secretary at our principal executive offices for a copy of the relevant Bylaws provisions regarding the requirements for making stockholder proposals and nominating director candidates. Our Bylaws also are available on our website at investors.hpe.com/governance/articles-and-bylaws.

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IMPORTANT INFORMATION CONCERNING THE HEWLETT PACKARD ENTERPRISE ANNUAL MEETING

Online access begins: 8:30 a.m., Pacific Time	Meeting begins: 9:00 a.m., Pacific Time
  •
  Hewlett Packard Enterprise stockholders, including joint holders, as of the close of business on January 23, 2017, the record date for the annual meeting, are entitled to participate in the annual meeting on March 22, 2017.

  •
  The annual meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast.

  •
  You will be able to participate in the annual meeting of stockholders online and submit your questions during the meeting by visiting HPE.onlineshareholdermeeting.com. You also will be able to vote your shares electronically at the annual meeting (other than shares held through our 401(k) Plan, which must be voted prior to the meeting).

  •
  We encourage you to access the meeting prior to the start time. Please allow ample time to log in and establish your connectivity which begins at 8:30 a.m., Pacific Time. The webcast starts at 9:00 a.m., Pacific Time.

  •
  To participate in the annual meeting, you will need the 16-digit control number included on your notice of Internet availability of the proxy materials, on your proxy card or on the instructions that accompanied your proxy materials.

  •
  Visit www.proxyvote.com for beneficial owners or proxyvote.com/hpe for registered stockholders in advance of the annual meeting where you can submit questions to management and also access copies of our proxy statement and annual report.

 THANK YOU FOR YOUR INTEREST AND SUPPORT—YOUR VOTE IS IMPORTANT!

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Annex A

HEWLETT PACKARD ENTERPRISE COMPANY
2015 STOCK INCENTIVE PLAN
(amended and restated January 25, 2017)

  1.    Purposes of the Plan.

The purpose of this Plan is to encourage ownership in the Company by key personnel whose long-term employment is considered essential to the Company's continued progress and, thereby, encourage recipients to act in the shareholders' interest and share in the Company's success and to provide an opportunity for cash awards to incentivize or reward employees.

  2.    Definitions.

As used herein, the following definitions shall apply:

  (a)   "Administrator" means the Board, any Committee or such delegates as shall be administering the Plan in accordance with Section 4 of the Plan.

  (b)   "Affiliate" means any entity that is directly or indirectly controlled by the Company or any entity in which the Company has a significant ownership interest as determined by the Administrator provided that the entity is one with respect to which Common Stock will qualify as "service recipient stock" under Code Section 409A.

  (c)   "Annual Cash Retainer" shall mean the amount which a Non-Employee Director will be entitled to receive in the form of cash for serving as a director in a relevant Director Plan Year, including the aggregate amount of annual cash retainer fees, fees associated with service on committees of the Board or attendance at meetings of the Board or applicable committees of the Board, and any other cash compensation or fees with respect to any other services to be provided to the Company or the Board, including but not limited to Board leadership services.

  (d)   "Annual Equity Retainer" shall mean the amount which a Non-Employee Director will be entitled to receive in the form of equity for serving as a director in a relevant Director Plan Year, but shall not include reimbursement for expenses, fees associated with service on any committee of the Board, an Annual Cash Retainer or any other cash compensation (whether or not payable in Shares at the election of the Non-Employee Director), or fees with respect to any other services to be provided to the Company or the Board, including but not limited to Board leadership services.

  (e)   "Applicable Laws" means the requirements relating to the administration of stock incentive plans under U.S. federal and state laws, any stock exchange or quotation system on which the Company has listed or submitted for quotation the Common Stock to the extent provided under the terms of the Company's agreement with such exchange or quotation system and, with respect to Awards subject to the laws of any foreign jurisdiction where Awards are granted under the Plan, the laws of such jurisdiction related to securities and exchange control requests for share offerings.

  (f)    "Award" means a Cash Award, Stock Award, Stock Appreciation Right, Option, or Converted Award granted in accordance with the terms of the Plan.

  (g)   "Awardee" means an individual who has been granted an Award under the Plan or any person (including any estate) to whom an Award has been assigned or transferred as permitted hereunder.

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Annex A (continued)

  (h)   "Award Agreement" means a Cash Award Agreement, Stock Award Agreement, SAR Agreement and/or Option Agreement, which may be in written or electronic format, in such form and with such terms as may be specified by the Administrator, evidencing the terms and conditions of an individual Award. Each Award Agreement is subject to the terms and conditions of the Plan. An Award Agreement may be in the form of either (i) an agreement to be either executed by both the Awardee and the Company or offered and accepted electronically as the Administrator shall determine or (ii) certificates, notices or similar instruments as approved by the Administrator.

  (i)    "Board" means the Board of Directors of the Company.

  (j)    "Cash Award" means a bonus opportunity awarded under Section 12 pursuant to which a Awardee may become entitled to receive an amount based on the satisfaction of such performance criteria as are specified in the Award Agreement or other documents evidencing the Award (the "Cash Award Agreement").

  (k)   "Change in Control" means the occurrence of any one of the following events:

    i.
    A direct or indirect acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership of shares which, together with other direct or indirect acquisitions or beneficial ownership by such Person, results in aggregate beneficial ownership by such Person of thirty percent (30%) or more of either (1) the then outstanding Shares (the "Outstanding Company Common Stock"), or (2) the combined voting power of the then outstanding voting securities of the Company (the "Outstanding Company Voting Securities"); excluding, however, the following: (a) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company, (b) any acquisition by the Company or a wholly owned Subsidiary, (c) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company, or (d) any acquisition by any entity pursuant to a transaction which complies with clauses (a), (b) and (c) of subsection (iii) of this definition; or

    ii.
    A change in the composition of the Board such that the individuals who, as of the effective date of the subject action (the "Effective Date"), constitute the Board (the "Incumbent Board") cease for any reason to constitute a majority of the Board; provided, however, that any individual who becomes a member of the Board subsequent to the Effective Date, whose election, or nomination for election by the Company's stockholders, was approved by a vote of a majority of those individuals then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board; but, provided further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board; or

    iii.
    The consummation of a Corporate Transaction; excluding, however, such a Corporate Transaction pursuant to which (a) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than sixty percent (60%) of, respectively, the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities of the surviving or acquiring entity resulting from such Corporate Transaction or a direct or indirect parent entity of the surviving or acquiring entity (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions (as compared to each

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Annex A (continued)

      other) as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (b) no Person (other than the Company, any wholly owned subsidiary, any employee benefit plan (or related trust)) sponsored or maintained by the Company, any entity controlled by the Company, such surviving or acquiring entity resulting from such Corporate Transaction or any entity controlled by such surviving or acquiring entity or a direct or indirect parent entity of the surviving or acquiring entity that, after giving effect to the Corporate Transaction, beneficially owns, directly or indirectly, 100% of the outstanding voting securities of the surviving or acquiring entity) will beneficially own, directly or indirectly, thirty percent (30%) or more of, respectively, the outstanding shares of common stock (or comparable equity interests) of the entity resulting from such Corporate Transaction or the combined voting power of the outstanding voting securities of such entity except to the extent that such ownership existed prior to the Corporate Transaction or (c) individuals who were members of the Incumbent Board will constitute a majority of the members of the board of directors (or similar governing body) of the surviving or acquiring entity resulting from such Corporate Transaction or a direct or indirect parent entity of the surviving or acquiring entity. "Corporate Transaction" means (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the assets of the Company, (iii) a merger or consolidation of the Company with or into any other corporation, regardless of whether the Company is the surviving corporation, or (iv) a statutory share exchange involving capital stock of the Company.

  (l)    "Code" means the United States Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

  (m)  "Committee" means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan. The HR and Compensation Committee of the Board shall be deemed a "Committee" for purposes of the Plan.

  (n)   "Common Stock" means the common stock of the Company.

  (o)   "Company" means Hewlett Packard Enterprise Company, a Delaware corporation, or its successor.

  (p)   "Conversion Award" has the meaning set forth in Section 4(b)(xiii) of the Plan.

  (q)   "Converted Award" shall mean an Award that is issued to satisfy automatic adjustment and conversion of awards over HP common stock contemplated under the Employee Matters Agreement. For avoidance of doubt, any Converted Award shall be governed by the provisions of the original award agreement applicable to such Converted Award.

  (r)    "Director" means a member of the Board who is not a Non-Employee Director.

  (s)   "Director Option" shall mean any Converted Awards originally granted to Directors in connection with service on the HP Board of Directors.

  (t)    "Director Plan Year" shall mean the year beginning the day after the Company's annual meeting and ending on the day of the Company's next annual meeting, as the case may be, for any relevant year.

  (u)   "Employee" means a regular, active employee of the Company or any Affiliate, including an Officer and/or Director. The Administrator shall determine whether or not the chairman of the Board qualifies as an "Employee." Within the limitations of Applicable Law, the Administrator shall have the discretion to determine the effect upon an Award and upon an individual's status as an Employee in the case of (i) any individual who is classified by the Company or its Affiliate as leased from or otherwise employed by a third party or as intermittent or temporary, even if any such classification is changed retroactively as a result of an audit, litigation or otherwise, (ii) any leave of absence approved by the Company or an Affiliate, (iii) any

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Annex A (continued)

  period of notice or garden leave under foreign law, (iv) any transfer between locations of employment with the Company or an Affiliate or between the Company and any Affiliate or between any Affiliates, (v) any change in the Awardee's status from an employee to a consultant or Director, and (vi) at the request of the Company or an Affiliate an employee becomes employed by any partnership, joint venture or corporation not meeting the requirements of an Affiliate in which the Company or an Affiliate is a party.

  (v)   "Employee Matters Agreement" shall mean that certain Employee Matters Agreement dated October 31, 2015 by and between HP and the Company relating to the transfer of employees in connection with the separation of the Company's business from HP's business, which agreement is incorporated herein by reference.

  (w)  "Exchange Act" means the United States Securities Exchange Act of 1934, as amended.

  (x)   "Fair Market Value" means, unless the Administrator determines otherwise, as of any date, the closing sales price for such Common Stock on the New York Stock Exchange (the "NYSE") as of such date (or if no sales were reported on such date, the closing sales price on the last preceding day on which a sale was made), as reported in such source as the Administrator shall determine.

  (y)   "Grant Date" means the date or event specified by the Administrator on which a grant of an Award will become effective (which date with respect to an Option or a SAR will not be earlier than the date on which the Administrator takes action with respect thereto); in the case of a Converted Award, the Grant Date means the grant date applicable to the original award covering HP common stock corresponding to the Converted Award.

  (z)   "HP" shall mean Hewlett-Packard Company, a Delaware corporation.

  (aa) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

  (bb) "Non-Employee Director" shall mean each member of the Board who is not an employee of the Company or any of its Subsidiaries or Affiliates and who is eligible only for Awards granted pursuant to Section 13 of the Plan.

  (cc) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

  (dd) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

  (ee) "Option" means a right granted under Section 8, including any such right that is a Converted Award, to purchase a number of Shares or Stock Units at such exercise price, at such times, and on such other terms and conditions as are specified in the agreement or other documents evidencing the Award (the "Option Agreement"). Both Options intended to qualify as Incentive Stock Options and Nonstatutory Stock Options may be granted under the Plan.

  (ff)   "Plan" means this Hewlett Packard Enterprise Company 2015 Stock Incentive Plan, as amended and restated, from time to time.

  (gg) "Qualifying Performance Criteria" shall have the meaning set forth in Section 14(b) of the Plan.

  (hh) "Share" means a share of the Common Stock, as adjusted in accordance with Section 15 of the Plan.

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Annex A (continued)

  (ii)    "Stock Appreciation Right" or "SAR" means a right granted under Section 8, including any such right that is a Converted Award, which entitles the recipient to receive an amount equal to the excess of the Fair Market Value of a Share on the date of exercise of the Stock Appreciation Right over the exercise price thereof on such terms and conditions as are specified in the agreement or other documents evidencing the Award (the "SAR Agreement"). The Administrator shall determine whether a Stock Appreciation Right shall be settled in cash, Shares or a combination of cash and Shares. Stock Appreciation Rights may be granted in tandem with another Award or freestanding and unrelated to another Award.

  (jj)    "Stock Award" means an award or delivery of Shares or Stock Units made under Section 11 of the Plan, including any such right that is a Converted Award, the grant, delivery, retention, vesting and/or transferability of which is subject during specified periods of time to such conditions (including continued employment or performance conditions) and terms as are expressed in the agreement or other documents evidencing the Award (the "Stock Award Agreement").

  (kk) "Stock Unit" means a bookkeeping entry representing an amount equivalent to the value of one Share, payable in cash, property or Shares. Stock Units represent an unfunded and unsecured obligation of the Company, including any such right that is a Converted Award, except as otherwise provided for by the Administrator.

  (ll)    "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, provided each corporation in the unbroken chain (other than the Company) owns, at the time of determination, stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

  (mm)  "Termination of Employment" shall mean ceasing to be an Employee. However, for Incentive Stock Option purposes, Termination of Employment will occur when the Awardee ceases to be an employee (as determined in accordance with Section 3401(c) of the Code and the regulations promulgated thereunder) of the Company or one of its Subsidiaries. The Administrator shall determine whether any corporate transaction, such as a sale or spin-off of a division or business unit, or a joint venture, shall be deemed to result in a Termination of Employment.

  (nn) "Total and Permanent Disability" shall have the meaning set forth in Section 22(e)(3) of the Code.

  3.    Stock Subject to the Plan.

  (a)    Aggregate Limits.    Subject to the provisions of Section 15 of the Plan, effective as of January 24, 2017, the aggregate number of Shares subject to Awards granted under the Plan shall be reduced to 210,000,000 Shares. The Shares subject to the Plan may be either Shares reacquired by the Company, including Shares purchased in the open market, or authorized but unissued Shares.

  For the avoidance of doubt, any Shares delivered pursuant to a Converted Award shall reduce the maximum number of Shares deliverable under this Section 3(a).

  (b)    Delivery of Shares.    For purposes of Section 3(a), the aggregate number of Shares delivered under the Plan at any time shall equal only the number of Shares actually delivered upon exercise or settlement of an Award. If any Shares subject to an Award granted under the Plan are forfeited or such Award is settled in cash or otherwise terminates without the delivery of such Shares, the Shares subject to such Award, to the extent of any such forfeiture, settlement or termination, shall again be available for grant under the Plan. Notwithstanding the foregoing, Shares subject to an Award under the Plan may not again be made available for delivery under the Plan if such Shares are: (i) Shares delivered to or withheld by the Company to pay the exercise price of an Option, (ii) Shares delivered to or withheld by the Company to pay the withholding taxes related to an Award, or (iii) Shares repurchased by the Company on the open

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  market with the proceeds of an Award paid to the Company by or on behalf of the Awardee. For the avoidance of doubt, when SARs are exercised and settled in Shares the full number of Shares exercised will no longer be available for delivery under the Plan.

  (c)    Share Limits.    Subject to the provisions of Section 15 of the Plan, the aggregate number of Shares subject to Awards granted under this Plan during any calendar year to any one Awardee shall not exceed 6,000,000, except that in connection with his or her initial service, an Awardee may be granted Awards covering up to an additional 4,000,000 Shares. Subject to the provisions of Section 15 of the Plan, the aggregate number of Shares that may be subject to all Incentive Stock Options granted under the Plan is 4,000,000 Shares. Notwithstanding anything to the contrary in the Plan, the limitations set forth in this Section 3(c) shall be subject to adjustment under Section 15(a) of the Plan only to the extent that such adjustment will not affect the status of any Award intended to qualify as "performance based compensation" under Code Section 162(m) or the ability to grant or the qualification of Incentive Stock Options under the Plan. Notwithstanding the foregoing, the number of Shares subject to Converted Awards shall be disregarded for purposes of the limitations set forth in this Section 3(c).

  4.    Administration Of The Plan.

  (a)    Procedure.

    i.      Multiple Administrative Bodies.    The Plan shall be administered by the Board, one or more Committees and/or their delegates.

    ii.     Section 162.    To the extent that the Administrator determines it to be desirable to qualify Awards granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, Awards to "covered employees" within the meaning of Section 162(m) of the Code or Employees that the Committee determines may be "covered employees" in the future shall be made by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

    iii.    Rule 16b-3.    To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3 promulgated under the Exchange Act ("Rule 16b-3"), Awards to Officers and Directors shall be made by the entire Board or a Committee of two or more "non-employee directors" within the meaning of Rule 16b-3.

    iv.    Other Administration.    Subject to Applicable Law, the Board or a Committee may delegate to an authorized Officer or Officers the power to approve Awards to persons eligible to receive Awards under the Plan who are not (A) subject to Section 16 of the Exchange Act or (B) at the time of such approval, "covered employees" under Section 162(m) of the Code.

    v.     Delegation of Authority for the Day-to-Day Administration of the Plan.    Except to the extent prohibited by Applicable Law, the Administrator may delegate to one or more individuals the day-to-day administration of the Plan and any of the functions assigned to it in this Plan. Such delegation may be revoked at any time.

  (b)    Powers of the Administrator.    Subject to the provisions of the Plan and, in the case of a Committee or delegates acting as the Administrator, subject to the specific duties delegated to such Committee or delegates, the Administrator shall have the authority, in its discretion:

    i.      to select the Awardees to whom Awards are to be granted hereunder;

    ii.     to determine the number of Shares to be covered by each Award granted hereunder;

    iii.    to determine the type of Award to be granted to the selected Awardees;

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    iv.    to approve forms of Award Agreements for use under the Plan;

    v.     to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise and/or purchase price, the time or times when an Award may be exercised or settled (which may or may not be based on performance criteria), the vesting schedule, any vesting and/or exercisability acceleration or waiver of forfeiture restrictions, the acceptable forms of consideration, the term, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine and may be established at the time an Award is granted or thereafter;

    vi.    to suspend the right to exercise Awards during any blackout period that is necessary or desirable to comply with the requirements of Applicable Laws and/or to extend the Award exercise period for an equal period of time in a manner consistent with Applicable Law;

    vii.   to correct defects and supply omissions in the Plan and any Award Agreement and to correct administrative errors;

    viii.  to construe and interpret the terms of the Plan (including sub-plans, Award Agreements and Plan and Award Agreement addenda) and Awards granted pursuant to the Plan;

    ix.    to adopt rules and procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures. Without limiting the generality of the foregoing, the Administrator is specifically authorized (A) to adopt the rules and procedures regarding the conversion of local currency, withholding procedures and handling of stock certificates which vary with local requirements and (B) to adopt sub-plans, Award Agreements and Plan and Award Agreement addenda as the Administrator deems desirable, to accommodate foreign laws, regulations and practice;

    x.     to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans, Award Agreements and Plan and Award Agreement addenda;

    xi.    to modify or amend each Award, including, but not limited to, the acceleration of vesting and/or exercisability, provided, however, that any such amendment is subject to Section 15 of the Plan and may not materially impair any outstanding Award unless agreed to in writing by the Awardee;

    xii.   to allow Awardees to satisfy withholding tax amounts by electing to have the Company withhold from the Shares to be delivered upon exercise of an Option or SAR, or vesting or settlement of a Stock Award that number of Shares having a value not in excess of the amount required to be withheld. The value of the Shares to be withheld shall be determined in such manner and on such date that the Administrator shall determine or, in the absence of provision otherwise, on the date that the amount of tax to be withheld is to be determined. All elections by a Awardee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may provide;

    xiii.  to authorize conversion or substitution under the Plan of any or all stock options, stock appreciation rights or other stock awards held by service providers of an entity acquired by the Company (the "Conversion Awards"). Any conversion or substitution shall be effective as of the close of the merger or acquisition. The Conversion Awards may be Nonstatutory Stock Options or Incentive Stock Options, as determined by the Administrator, with respect to options granted by the acquired entity; provided, however, that with respect to the conversion of stock appreciation rights in the acquired entity, the Conversion Awards shall be Nonstatutory Stock Options, unless otherwise determined by the Administrator. Unless otherwise determined by the Administrator at the time of

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    conversion or substitution, all Conversion Awards shall have the same terms and conditions as Awards generally granted by the Company under the Plan;

    xiv.  to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

    xv.   to impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Awardee or other subsequent transfers by the Awardee of any Shares delivered as a result of or under an Award, including without limitation, (A) restrictions under an insider trading policy and (B) restrictions as to the use of a specified brokerage firm for such resales or other transfers;

    xvi.  to provide, either at the time an Award is granted or by subsequent action, that an Award shall contain as a term thereof, a right, either in tandem with the other rights under the Award or as an alternative thereto, of the Awardee to receive, without payment to the Company, a number of Shares, cash or a combination thereof, the amount of which is determined by reference to the value of the Award; and

    xvii. to make all other determinations deemed necessary or advisable for administering the Plan and any Award granted hereunder.

  (c)    Effect of Administrator's Decision.    All decisions, determinations and interpretations by the Administrator regarding the Plan, any rules and regulations under the Plan and the terms and conditions of any Award granted hereunder, shall be final and binding on all Awardees or other persons claiming rights under the Plan or any Award. The Administrator shall consider such factors as it deems relevant, in its sole and absolute discretion, to making such decisions, determinations and interpretations including, without limitation, the recommendations or advice of any Officer or other employee of the Company and such attorneys, consultants and accountants as it may select.

  5.    Eligibility.

Awards may be granted to Directors and/or Employees; provided that Non-Employee Directors are eligible only for awards granted under Section 13 of the Plan.

  6.    Term of Plan.

The Plan shall become effective upon its approval by shareholders of the Company. It shall continue in effect for a term of ten (10) years from the later of the date the Plan or any amendment to add shares to the Plan is approved by shareholders of the Company unless terminated earlier under Section 16 of the Plan; provided, however, that no Incentive Stock Options may be granted after the 10th anniversary of the date that the Plan (or share reserve increase, as applicable) is approved by the Board or by shareholders, if earlier.

  7.    Term of Award.

The term of each Award shall be determined by the Administrator and stated in the Award Agreement. In the case of an Option or SAR, the term shall be ten (10) years from the Grant Date or such shorter term as may be provided in the Award Agreement; provided that the term may be ten and one-half (10 1/2) years in the case of Options granted to Awardees in certain jurisdictions outside the United States as determined by the Administrator.

  8.    Options and Stock Appreciation Rights.

The Administrator may grant an Option or SAR, or provide for the grant of an Option or SAR, either from time to time in the discretion of the Administrator or automatically upon the occurrence of specified events, including,

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without limitation, the achievement of performance goals, the satisfaction of an event or condition whether or not within the control of the Awardee.

  (a)    Option or SAR Agreement.    Each Option or SAR Agreement shall contain provisions regarding (i) the number of Shares that may be delivered upon exercise of the Option or SAR, (ii) the type of Option, (iii) the exercise price of the Shares and the means of payment for the Shares, (iv) the term of the Option or SAR, (v) such terms and conditions on the vesting and/or exercisability of an Option or SAR as may be determined from time to time by the Administrator, (vi) restrictions on the transfer of the Option or SAR and forfeiture provisions and (vii) such further terms and conditions, in each case not inconsistent with this Plan as may be determined from time to time by the Administrator.

  (b)    Exercise Price.    The per share exercise price for the Shares to be delivered pursuant to exercise of an Option or SAR shall be determined by the Administrator, subject to the following:

    i.      The per Share exercise price of an Option or SAR shall be no less than 100% of the Fair Market Value per Share on the Grant Date.

    ii.     Notwithstanding the foregoing, at the Administrator's discretion, Converted Awards and Conversion Awards that are granted in substitution and/or conversion of options or stock appreciation rights of HP or an acquired entity, may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of such substitution and/or conversion if such exercise price is determined in a manner that complies with the requirements of Sections 409A and 424 of the Code, as applicable.

  (c)    No Option or SAR Repricings.    Other than in connection with a change in the Company's capitalization (as described in Section 15(a) of the Plan), the exercise price of an Option or SAR may not be reduced without shareholder approval (including canceling previously awarded Options or SARs in exchange for cash, other Awards, Options or SARs with an exercise price that is less than the exercise price of the original Option or SAR). Nothing in this Section 8(c) shall be construed to apply to the issuance of an Option that is a Converted Award or the issuance or assumption of an Option or SAR in connection with the acquisition by the Company or a subsidiary of an unrelated entity provided such actions are taken in a manner that complies with the requirements of Section 409A and 424 of the Code, as applicable.

  (d)    Vesting Period and Exercise Dates.    Options or SARs granted under this Plan shall vest and/or be exercisable at such time and in such installments during the period prior to the expiration of the Option's or SAR's term as determined by the Administrator. To the extent the Administrator determines that all or part of an Award of Options shall be exercisable prior to vesting thereof, any Shares purchased upon exercise of unvested Options will be subject to forfeiture until the date that the related Options would have otherwise become vested. The Administrator shall have the right to make the vesting and/or exercisability of any Option or SAR granted under this Plan subject to continued employment, the passage of time and/or such performance requirements as deemed appropriate by the Administrator. At any time after the grant of an Option or SAR, the Administrator may reduce or eliminate any restrictions surrounding the vesting or exercisability of all or part of the Option or SAR.

  (e)    Form of Consideration for Exercising an Option.    The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment, either through the terms of the Option Agreement or at the time of exercise of an Option. Acceptable forms of consideration may include:

    i.      cash;

    ii.     check or wire transfer (denominated in U.S. Dollars);

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    iii.    subject to any conditions or limitations established by the Administrator, other Shares which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

    iv.    subject to any conditions or limitations established by the Administrator, withholding of Shares deliverable upon exercise, which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

    v.     consideration received by the Company under a broker-assisted sale and remittance program acceptable to the Administrator;

    vi.    such other consideration and method of payment for the delivery of Shares to the extent permitted by Applicable Laws; or

    vii.   any combination of the foregoing methods of payment.

  9.    Incentive Stock Option Limitations/Terms.

  (a)    Eligibility.    Only employees (as determined in accordance with Section 3401(c) of the Code and the regulations promulgated thereunder) of the Company or any of its Subsidiaries may be granted Incentive Stock Options.

  (b)    $100,000 Limitation.    Notwithstanding the designation "Incentive Stock Option" in an Option Agreement, if and to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Awardee during any calendar year (under all plans of the Company and any of its Subsidiaries) exceeds U.S. $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 9(b), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the Grant Date.

  (c)    Effect of Termination of Employment on Incentive Stock Options. Generally.    Unless otherwise provided for by the Administrator, upon an Awardee's Termination of Employment, any outstanding Incentive Stock Option granted to such Awardee, whether vested or unvested, to the extent not theretofore exercised, shall terminate immediately upon the Awardee's Termination of Employment.

  (d)    Leave of Absence.    For purposes of Incentive Stock Options, no leave of absence may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company or a Subsidiary is not so guaranteed, an Awardee's employment with the Company shall be deemed terminated on the ninety-first (91st) day of such leave for Incentive Stock Option purposes and any Incentive Stock Option granted to the Awardee shall cease to be treated as an Incentive Stock Option and shall terminate upon the expiration of the three month period following the date the employment relationship is deemed terminated.

  (e)    Transferability.    The Option Agreement must provide that an Incentive Stock Option cannot be transferable by the Awardee otherwise than by will or the laws of descent and distribution, and, during the lifetime of such Awardee, must not be exercisable by any other person. If the terms of an Incentive Stock Option are amended to permit transferability, the Option will be treated for tax purposes as a Nonstatutory Stock Option.

  (f)    Other Terms.    Option Agreements evidencing Incentive Stock Options shall contain such other terms and conditions as may be necessary to qualify, to the extent determined desirable by the Administrator, with the applicable provisions of Section 422 of the Code; however, for clarity's sake, the Administrator makes no guarantee that an Incentive Stock Option shall remain qualified under Section 422 of the Code.

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  10.    Exercise of Option or SAR.

  (a)    Procedure for Exercise; Rights as a Shareholder.

    i.      Any Option or SAR granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the respective Award Agreement. Unless the Administrator provides otherwise: (A) no Option or SAR may be exercised during any leave of absence other than an approved personal or medical leave with an employment guarantee upon return, (B) an Option or SAR shall continue to vest during any authorized leave of absence and such Option or SAR may be exercised to the extent vested and exercisable upon the Awardee's return to active employment status.

    ii.     An Option or SAR shall be deemed exercised when the Company receives (A) written or electronic notice of exercise (in accordance with the Award Agreement) from the person entitled to exercise the Option or SAR; (B) full payment for the Shares with respect to which the related Option is exercised; and (C) with respect to Nonstatutory Stock Options or SARs, satisfaction of all applicable withholding taxes.

    iii.    Shares delivered upon exercise of an Option or SAR shall be delivered in the name of the Awardee. Unless provided otherwise by the Administrator or pursuant to this Plan, until the Shares are delivered (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a Company shareholder shall exist with respect to the Shares subject to an Option or SAR, notwithstanding the exercise of the Option or SAR.

    iv.    The Company shall deliver (or cause to be delivered) such Shares as soon as administratively practicable after the Option or SAR is exercised. An Option or SAR may not be exercised for a fraction of a Share.

  (b)    Effect of Termination of Employment on Nonstatutory Stock Options or SARs.    Unless otherwise provided for by the Administrator prior to the Awardee's Termination of Employment, upon an Awardee's Termination of Employment, any outstanding Nonstatutory Stock Option or SAR granted to such Awardee, whether vested or unvested, to the extent not theretofore exercised, shall terminate immediately upon the Awardee's Termination of Employment.

  11.    Stock Awards.

  (a)    Stock Award Agreement.    Each Stock Award Agreement shall contain provisions regarding (i) the number of Shares subject to such Stock Award or a formula for determining such number, (ii) the purchase price of the Shares, if any, and the means of payment for the Shares, (iii) the performance criteria, if any, and level of achievement versus these criteria that shall determine the number of Shares granted, delivered, retainable and/or vested, (iv) such terms and conditions on the grant, delivery, vesting and/or forfeiture of the Shares as may be determined from time to time by the Administrator, (v) restrictions on the transferability of the Stock Award and (vi) such further terms and conditions in each case not inconsistent with this Plan as may be determined from time to time by the Administrator.

  (b)    Restrictions and Performance Criteria.    The grant, issuance, retention and/or vesting of each Stock Award may be subject to such performance criteria and level of achievement versus these criteria as the Administrator shall determine, which criteria may be based on financial performance, personal performance evaluations and/or completion of service by the Awardee. Notwithstanding anything to the contrary herein, the performance criteria for any Stock Award that is intended to satisfy the requirements for "performance-based compensation" under Section 162(m) of the Code shall be established by the Administrator based on one or more Qualifying Performance Criteria selected by the Administrator and specified in writing not later than the earlier of ninety (90) days after the commencement, or within the first 25%, of the period of

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  service to which the performance goals relates, provided that the outcome is substantially uncertain at that time.

  (c)    Forfeiture.    Unless otherwise provided for by the Administrator prior to the Awardee's Termination of Employment, upon the Awardee's Termination of Employment, the Stock Award and the Shares subject thereto shall be forfeited, provided that to the extent that the Awardee purchased any Shares, the Company shall have a right to repurchase the unvested Shares at the original price paid by the Awardee.

  (d)    Rights as a Shareholder.    Unless otherwise provided by the Administrator, the Awardee shall have the rights equivalent to those of a Company shareholder and shall be a shareholder only after Shares are delivered (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) to the Awardee. Unless otherwise provided by the Administrator, a Awardee holding Stock Units shall be entitled to receive dividend equivalent rights payable in cash or Shares subject to the same vesting conditions as the underlying Stock Units. Notwithstanding the foregoing, (i) dividends or dividend equivalent rights may accrue in connection with a Stock Award, but shall not be paid, until the applicable Shares relating to the Stock Award become vested or settled, as applicable, and (ii) to the extent such vesting or settlement does not occur with respect to a Stock Award (e.g., as a result of a forfeiture in connection with the Termination of Employment or termination of service of the applicable Awardee), any accrued dividend or dividend equivalent rights shall be forfeited.

  12.    Cash Awards.

Each Cash Award will confer upon the Awardee the opportunity to earn a future payment tied to the level of achievement with respect to one or more performance criteria established for a performance period of not less than one (1) year.

  (a)    Cash Award.    Each Cash Award shall contain provisions regarding (i) the target and maximum amount payable to the Awardee as a Cash Award, (ii) the performance criteria and level of achievement versus these criteria which shall determine the amount of such payment, (iii) the period as to which performance shall be measured for establishing the amount of any payment, (iv) the timing of any payment earned by virtue of performance, (v) restrictions on the alienation or transfer of the Cash Award prior to actual payment, (vi) forfeiture provisions, and (vii) such further terms and conditions, in each case not inconsistent with the Plan, as may be determined from time to time by the Administrator. The maximum amount payable as a Cash Award that is settled for cash may be a multiple of the target amount payable, but the maximum amount payable in any fiscal year pursuant to that portion of a Cash Award granted under this Plan to any Awardee that is intended to satisfy the requirements for "performance based compensation" under Section 162(m) of the Code shall not exceed U.S. $15,000,000.

  (b)    Performance Criteria.    The Administrator shall establish the performance criteria and level of achievement versus these criteria which shall determine the target and the minimum and maximum amount payable under a Cash Award, which criteria may be based on financial performance and/or personal performance evaluations. The Administrator may specify the percentage of the target Cash Award that is intended to satisfy the requirements for "performance-based compensation" under Section 162(m) of the Code. Notwithstanding anything to the contrary herein, the performance criteria for any portion of an Cash Award that is intended to satisfy the requirements for "performance-based compensation" under Section 162(m) of the Code shall be a measure established by the Administrator based on one or more Qualifying Performance Criteria selected by the Administrator and specified in writing not later than the earlier of, 90 days after the commencement, or within the first 25%, of the period of service to which the performance goals relates, provided that the outcome is substantially uncertain at that time.

  (c)    Timing and Form of Payment.    The Administrator shall determine the timing of payment of any Cash Award. The Administrator may provide for or, subject to such terms and conditions as the Administrator may specify, may permit an Awardee to elect (in a manner consistent with Section 409A of the Code) for

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  the payment of any Cash Award to be deferred to a specified date or event. The Administrator may specify the form of payment of Cash Awards, which may be cash or other property, or may provide for an Awardee to have the option for his or her Cash Award, or such portion thereof as the Administrator may specify, to be paid in whole or in part in cash or other property.

  (d)    Termination of Employment.    Unless otherwise provided for by the Administrator prior to the Awardee's Termination of Employment, upon the Awardee's Termination of Employment, any Cash Awards issued hereunder shall be forfeited,

  13.    Non-Employee Director Awards.

  (a)    Annual Equity Retainer.    Each member of the Board who is a Non-Employee Director and who is providing service to the Company as a member of the Board at the beginning of the Director Plan Year shall be eligible to receive an Annual Equity Retainer under the Plan. The value of the Annual Equity Retainer granted to a Non-Employee Director for any Director Plan Year (which shall be converted into a number of Shares subject to a Director RSU Award (as provided in Section 13(b)(ii)) shall not exceed $550,000.

  Any Non-Employee Director who enters service after the beginning of the Director Plan Year may be eligible to receive a prorated Annual Equity Retainer under the Plan as the Board or the Committee determines in its discretion.

  (b)    Terms and Conditions of Annual Equity Retainer.

    (i)    Compensation.    Unless determined otherwise by the Board or the Committee and on such terms as the Board or the Committee may determine, each Non-Employee Director shall receive his or her Annual Equity Retainer in the form of restricted Stock Units (a "Director RSU Award").

    (ii)    Director RSU Award.

      A.    Date of Grant.    The Director RSU Award shall be granted automatically one month after the beginning of each Director Plan Year (or, if such date is not a NYSE trading day, on the next succeeding NYSE trading day) (the "Director Grant Date").

      B.    Number of Shares Subject to a Director RSU Award.    The total number of Shares subject to each Director RSU Award shall be determined by dividing the amount of the Annual Equity Retainer by the Fair Market Value of a Share on the Director Grant Date. It shall be rounded up to the nearest number of whole Shares.

      C.    Vesting Period for Director RSU Award.    If the Board or the Committee does not expressly exercise its discretion to change the vesting of the Director RSU Award for a Director Plan Year, then the vesting of such Director RSU Award shall be the same as was approved for the last preceding Director Plan Year in which the Board or the Committee exercised its discretion to set the vesting terms. Unless deferred pursuant to a deferral election provided by the Company, Shares subject to Director RSU Awards shall be delivered promptly upon satisfaction of the vesting conditions, but no later than March 15 of the calendar year following the calendar year in which the vesting conditions are satisfied.

    (iii)   Termination.    Any Non-Employee Director who terminates service prior to the vesting of his or her Director RSU Award (or other Award granted pursuant to his or her Annual Equity Retainer) may have his or her Director RSU Award (or other Award) prorated, including a forfeiture of options, restricted Stock Units or cash payment, if any, as the Board or the Committee determines in its discretion.

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  (c)    Stock Awards in Lieu of Annual Cash Retainer.

    (i)    Cash Retainer Election.    Unless otherwise determined by the Board or the Committee, prior to the beginning of a Director Plan Year each member of the Board who is a Non-Employee Director may elect to receive all or a portion of his or her Annual Cash Retainer for that Director Plan Year in the form of an Award granted under the Plan (the "Cash Retainer Election"). Unless the Board or Committee exercises its discretion pursuant to subsection 13(d) below, any such Award shall consist of a Stock Award in the form of a delivery of Shares. The number of Shares subject to the Stock Award shall be determined by dividing the dollar amount of the Annual Cash Retainer (or each installment thereof) subject to the Non-Employee Director's Cash Retainer Election by the Fair Market Value of a Share on the date(s) that such Annual Cash Retainer would otherwise have been paid in cash to the Non-Employee Director (or, if any such date is not a NYSE trading day, on the next succeeding NYSE trading day) (the "Cash Retainer Payment Date"), rounded down to the nearest number of whole Shares. Unless otherwise determined by the Board or the Committee, the Stock Award shall be issued without vesting requirements or other restrictions. Unless deferred pursuant to a deferral election provided by the Company, the Shares subject to the Stock Award shall be delivered to the Non-Employee Director on or promptly following the applicable Cash Retainer Payment Date. Unless otherwise provided by the Board or the Committee, the terms of such Stock Award shall be as set forth in this Section 13(c)(i), which terms shall constitute the Stock Award Agreement contemplated by Section 2(h) hereof.

    (ii)    No Cash Retainer Election.    Unless otherwise determined by the Board or the Committee, any Non-Employee Director who has not had the opportunity to make a Cash Retainer Election prior to the beginning of the applicable Director Plan Year shall be granted a Stock Award in the form of a delivery of Shares, which shall be in lieu of payment in cash of such Non-Employee Director's Annual Cash Retainer for the applicable Director Plan Year. The number of Shares subject to any such Stock Award shall be determined by dividing the dollar amount of the Annual Cash Retainer (or each installment thereof) payable to the Non-Employee Director in the applicable Director Plan Year by the Fair Market Value of a Share on the date(s) that the Annual Cash Retainer would otherwise have been paid in cash to the Non-Employee Director (or, if any such date is not a NYSE trading day, on the next succeeding NYSE trading day) (also a "Cash Retainer Payment Date"), rounded down to the nearest number of whole Shares. Unless otherwise determined by the Board or the Committee, any such Stock Award shall be issued without vesting requirements or other restrictions. The Shares subject to the Stock Award shall be delivered to the Non-Employee Director on or promptly following the applicable Cash Retainer Payment Date. Unless otherwise provided by the Board or the Committee, the terms of such Stock Award shall be as set forth in this Section 13(c)(ii), which terms shall constitute the Stock Award Agreement contemplated by Section 2(h) hereof.

  (d)    Director RSU Award in Lieu of Annual Cash Retainer.    In the discretion of the Board or the Committee, a Stock Unit (for purposes of this Section 13, also a "Director RSU Award") may be granted to a Non-Employee Director pursuant to such Non-Employee Director's Cash Retainer Election (in lieu of any Stock Award under Section 13(c) above), provided that the amount of the Annual Cash Retainer subject to such Cash Retainer Election when combined with the value of any Director RSU Award granted pursuant to Section 13(b) hereof does not exceed the dollar maximum set forth in Section 13(a) for the applicable Director Plan Year. The number of Shares subject to any such Director RSU Award shall be determined by dividing the dollar amount of the Annual Cash Retainer subject to the Non-Employee Director's Cash Retainer Election by the Fair Market Value of a Share on the Director Grant Date, or for any portion of the Annual Cash Retainer that is not determinable on the Director Grant Date, on the subsequent date when such portion would otherwise have been paid in cash to the Non-Employee Director, in each case rounded down to the nearest number of whole Shares. Except as set forth in this section 13(d), unless otherwise determined by the Board or the Committee, any such Director RSU Award will be subject to the terms of Section 13(b)(ii) and (iii).

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  14.    Other Provisions Applicable to Awards.

  (a)    Non-Transferability of Awards.    Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by beneficiary designation, will or by the laws of descent or distribution. The Administrator may make an Award transferable to an Awardee's "family member" (as such term is defined in Section 1(a)(5) of the General Instructions to Form S-8 under the Securities Act of 1933, as amended), to trusts solely for the benefit of such family members and to partnerships in which such family members and/or trusts are the only partners. If the Administrator makes an Award transferable, either on the Grant Date or thereafter, such Award shall contain such additional terms and conditions as the Administrator deems appropriate, and any transferee shall be deemed to be bound by such terms upon acceptance of such transfer.

  (b)    Qualifying Performance Criteria.    For purposes of this Plan, the term "Qualifying Performance Criteria" shall mean any one or more of the following performance criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit, Affiliate or business segment, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years' results or to a designated comparison group, in each case as specified by the Committee in the Award: (i) cash flow (including operating cash flow or free cash flow) or cash conversion cycle; (ii) earnings (including gross margin, earnings before interest and taxes, earnings before taxes, and net earnings); (iii) earnings per share; (iv) growth in: earnings or earnings per share, cash flow, revenue, gross margin, operating expense or operating expense as a percentage of revenue; (v) stock price; (vi) return on equity or average shareholder equity; (vii) total shareholder return; (viii) return on capital; (ix) return on assets or net assets; (x) return on investment; (xi) revenue (on an absolute basis or adjusted for currency effects); (xii) net profit or net profit before annual bonus; (xiii) income or net income; (xiv) operating income or net operating income; (xv) operating profit, net operating profit or controllable operating profit; (xvi) operating margin or operating expense or operating expense as a percentage of revenue; (xvii) return on operating revenue; (xviii) market share or customer indicators; (xix) contract awards or backlog; (xx) overhead or other expense reduction; (xxi) growth in shareholder value relative to the moving average of the S&P 500 Index or a peer group index or another index; (xxii) credit rating; (xxiii) strategic plan development and implementation, attainment of research and development milestones or new product invention or innovation; (xxiv) succession plan development and implementation; (xxv) improvement in productivity or workforce diversity, (xxvi) attainment of objective operating goals and employee metrics; and (xxvii) economic value added. To the extent consistent with Section 162(m) of the Code, the Committee may appropriately adjust any evaluation of performance under a Qualifying Performance Criteria to exclude any of the following events that occurs during a performance period: (A) asset write-downs; (B) litigation or claim judgments or settlements; (C) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results; (D) accruals for reorganization and restructuring programs; and (E) any unusual or infrequently occurring or special items.

  (c)    Certification.    Prior to the payment of any compensation under an Award intended to qualify as "performance-based compensation" under Section 162(m) of the Code, the Committee shall certify the extent to which any Qualifying Performance Criteria and any other material terms under such Award have been satisfied (other than in cases where such relate solely to the increase in the value of the Common Stock).

  (d)    Discretionary Adjustments Pursuant to Section 162(m).    Notwithstanding satisfaction or completion of any Qualifying Performance Criteria, to the extent specified at the time of grant of an Award to "covered employees" within the meaning of Section 162(m) of the Code, the number of Shares, Options, SARs or other benefits granted, issued, retainable and/or vested under an Award on account of satisfaction of such Qualifying Performance Criteria may be reduced by the Committee on the basis of such further considerations as the Committee in its sole discretion shall determine.

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Annex A (continued)

  15.    Adjustments upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

  (a)    Changes in Capitalization.    Subject to any required action by the shareholders of the Company, (i) the number and kind of Shares available for delivery under the Plan and/or covered by each outstanding Award, (ii) the price per Share subject to each such outstanding Award and (iii) the Share limitations set forth in Section 3 of the Plan, shall be proportionately adjusted for any increase or decrease in the number or kind of issued shares resulting from a stock split, reverse stock split, extraordinary dividend or other distribution (whether in the form of cash, Shares, other securities or other property (other than regular, cash dividends)), combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award.

  (b)    Dissolution or Liquidation.    In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Awardee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide at any time for an Option to be fully vested and exercisable until ten (10) days prior to such transaction. In addition, the Administrator may provide that any restrictions on any Award shall lapse prior to the transaction, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed transaction.

  (c)    Change in Control.    In the event there is a Change in Control of the Company, as determined by the Board or a Committee, the Board or Committee may, in its discretion, (i) provide for the assumption or substitution of, or adjustment to, each outstanding Award; (ii) accelerate the vesting of Awards and terminate any restrictions on Awards; and (iii) provide for the cancellation of Awards for a cash payment to the Awardee.

  16.    Amendment and Termination of the Plan.

  (a)    Amendment and Termination.    The Administrator may amend, alter or discontinue the Plan or any Award Agreement, but any such amendment shall be subject to approval of the shareholders of the Company in the manner and to the extent required by Applicable Law. In addition, without limiting the foregoing, unless approved by the shareholders of the Company, no such amendment shall be made that would:

    i.      increase the maximum number of Shares for which Awards may be granted under the Plan, other than an increase pursuant to Section 15 of the Plan;

    ii.     reduce the minimum exercise price for Options or SARs granted under the Plan;

    iii.    reduce the exercise price of outstanding Options or SARs; or

    iv.    materially expand the class of persons eligible to receive Awards under the Plan.

  (b)    Effect of Amendment or Termination.    No amendment, suspension or termination of the Plan shall impair the rights of any Award, unless mutually agreed otherwise between the Awardee and the Administrator, which agreement must be in writing and signed by the Awardee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

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Annex A (continued)

  (c)    Effect of the Plan on Other Arrangements.    Neither the adoption of the Plan by the Board or a Committee nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board or any Committee to adopt such other incentive arrangements as it or they may deem desirable, including without limitation, the granting of awards otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

  17.    Designation of Beneficiary.

  (a)   An Awardee may file a written designation of a beneficiary who is to receive the Awardee's rights pursuant to Awardee's Award or the Awardee may include his or her Awards in an omnibus beneficiary designation for all benefits under the Plan pursuant to terms and conditions permitted by the Administrator. To the extent that Awardee has completed a designation of beneficiary while employed with HP, such beneficiary designation shall remain in effect with respect to any Award hereunder until changed by the Awardee to the extent enforceable under Applicable Law.

  (b)   Such designation of beneficiary may be changed by the Awardee at any time by written notice. In the event of the death of an Awardee and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Awardee's death, the Company shall allow the executor or administrator of the estate of the Awardee to exercise the Award, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may allow the spouse or one or more dependents or relatives of the Awardee to exercise the Award to the extent permissible under Applicable Law.

  18.    No Right to Awards or to Employment.

No person shall have any claim or right to be granted an Award and the grant of any Award shall not be construed as giving an Awardee the right to continue in the employ of the Company or its Affiliates. Further, the Company and its Affiliates expressly reserve the right, at any time, to dismiss any Employee or Awardee at any time without liability or any claim under the Plan, except as provided herein or in any Award Agreement entered into hereunder.

  19.    Legal Compliance.

Shares shall not be delivered pursuant to the exercise of an Option, Stock Appreciation Right or Stock Award unless the exercise of such Option, Stock Appreciation Right or Stock Award and the delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

  20.    Inability to Obtain Authority.

To the extent the Company is unable to or the Administrator deems it infeasible to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful delivery and sale of any Shares hereunder, the Company shall be relieved of any liability with respect to the failure to deliver or sell such Shares as to which such requisite authority shall not have been obtained.

  21.    Reservation of Shares.

The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

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Annex A (continued)

  22.    Notice.

Any written notice to the Company required by any provisions of this Plan shall be addressed to the Secretary of the Company and shall be effective when received.

  23.    Governing Law; Interpretation of Plan and Awards.

  (a)   This Plan and all determinations made and actions taken pursuant hereto shall be governed by the substantive laws, but not the choice of law rules, of the state of Delaware.

  (b)   In the event that any provision of the Plan or any Award granted under the Plan is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, such provision shall be reformed, if possible, to the extent necessary to render it legal, valid and enforceable, or otherwise deleted, and the remainder of the terms of the Plan and/or Award shall not be affected except to the extent necessary to reform or delete such illegal, invalid or unenforceable provision.

  (c)   The headings preceding the text of the sections hereof are inserted solely for convenience of reference, and shall not constitute a part of the Plan, nor shall they affect its meaning, construction or effect.

  (d)   The terms of the Plan and any Award shall inure to the benefit of and be binding upon the parties hereto and their respective permitted heirs, beneficiaries, successors and assigns.

  (e)   All questions arising under the Plan or under any Award shall be decided by the Administrator in its total and absolute discretion. In the event the Awardee believes that a decision by the Administrator with respect to such person was arbitrary or capricious, the Awardee may request arbitration with respect to such decision. The review by the arbitrator shall be limited to determining whether the Administrator's decision was arbitrary or capricious. This arbitration shall be the sole and exclusive review permitted of the Administrator's decision, and the Awardee shall as a condition to the receipt of an Award be deemed to explicitly waive any right to judicial review.

  (f)    Notice of demand for arbitration shall be made in writing to the Administrator within thirty (30) days after the applicable decision by the Administrator. The arbitrator shall be selected by the Administrator. The arbitrator shall be an individual who is an attorney licensed to practice law in the State of Delaware. Such arbitrator shall be neutral within the meaning of the Commercial Rules of Dispute Resolution of the American Arbitration Association; provided, however, that the arbitration shall not be administered by the American Arbitration Association. Any challenge to the neutrality of the arbitrator shall be resolved by the arbitrator whose decision shall be final and conclusive. The arbitration shall be administered and conducted by the arbitrator pursuant to the Commercial Rules of Dispute Resolution of the American Arbitration Association. The decision of the arbitrator on the issue(s) presented for arbitration shall be final and conclusive and may be enforced in any court of competent jurisdiction.

  24.    Limitation on Liability.

The Company and any Affiliate which is in existence or hereafter comes into existence shall not be liable to an Employee, an Awardee or any other persons as to:

  (a)   The Non-Delivery of Shares. The non-delivery or sale of Shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company's counsel to be necessary to the lawful delivery and sale of any Shares hereunder; and

  (b)   Tax Consequences. Any tax consequence expected, but not realized, by any Awardee, Employee, Awardee or other person due to the receipt, exercise or settlement of any Option or other Award granted hereunder.

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Annex A (continued)

  25.    Unfunded Plan.

Insofar as it provides for Awards, the Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Awardees who are granted Stock Awards under this Plan, any such accounts will be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets which may at any time be represented by Awards, nor shall this Plan be construed as providing for such segregation, nor shall the Company or the Administrator be deemed to be a trustee of stock or cash to be awarded under the Plan. Any liability of the Company to any Awardee with respect to an Award shall be based solely upon any contractual obligations which may be created by the Plan; no such obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company nor the Administrator shall be required to give any security or bond for the performance of any obligation which may be created by this Plan.

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VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com/hpe Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. HEWLETT PACKARD ENTERPRISE COMPANY 3000 HANOVER STREET PALO ALTO, CA 94304-1112 During The Meeting - Go to HPE.onlineshareholdermeeting.com You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E17311-Z69337-Z69387 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. HEWLETT PACKARD ENTERPRISE COMPANY The Board of Directors recommends you vote FOR the following proposals: 1. Election of Directors Nominees: For Against Abstain ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! 1a. Daniel Ammann 1b. Marc L. Andreessen For Against Abstain ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! 1l. Lip-Bu Tan 1c. Michael J. Angelakis 1d. Leslie A. Brun 1m. Margaret C. Whitman 1n. Mary Agnes Wilderotter 1e. Pamela L. Carter 2. Ratification of the appointment of the independent registered public accounting firm for the fiscal year ending October 31, 2017 Advisory vote to approve executive compensation 1f. Klaus Kleinfeld 1g. Raymond J. Lane 3. 1h. Ann M. Livermore 4. Approval of the 162(m)-related provisions of 2015 Company Stock Incentive Plan 1i. Raymond E. Ozzie NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 1j. Gary M. Reiner 1k. Patricia F. Russo Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature (Joint Owners) Date Signature [PLEASE SIGN WITHIN BOX] Date V.1.2

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com/hpe E17312-Z69337-Z69387 HEWLETT PACKARD ENTERPRISE COMPANY Annual Meeting of Stockholders March 22, 2017 9:00 AM Local Time This proxy is solicited by the Board of Directors The undersigned hereby appoints Margaret C. Whitman, Timothy C. Stonesifer and John F. Schultz, and each of them, as proxies for the undersigned, with full power of substitution, to act and to vote all shares of common stock of Hewlett Packard Enterprise Company held of record or in an applicable plan by the undersigned at the close of business on January 23, 2017, at the Annual Meeting of Stockholders to be held at 9:00 a.m., local time, on Wednesday, March 22, 2017, or any postponement or adjournment thereof. This proxy, when properly executed and returned, will be voted in the manner directed herein by the undersigned stockholder. If this proxy is properly executed and returned but no direction is made, this proxy will be voted FOR all of the nominees for director in proposal 1 and FOR proposals 2, 3 and 4. Whether or not direction is made, this proxy, when properly executed, will be voted in the discretion of the proxy holders upon such other business as may properly come before the Annual Meeting of Stockholders or any adjournment or postponement thereof. If the undersigned has a beneficial interest in shares held in a 401(k) plan sponsored by Hewlett Packard Enterprise Company, voting instructions with respect to such plan shares must be provided by 11:59 p.m., Eastern Time, on March 17, 2017, in the manner described in the proxy statement. If voting instructions are not received by that time, such plan shares will be voted by the plan trustee as described in the proxy statement. The undersigned hereby revokes all proxies previously given by the undersigned to vote at the Annual Meeting of Stockholders or any adjournment or postponement thereof. Continued and to be signed on reverse side V.1.2